UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

Schedule 14a

(Rule 14a-101)

Schedule 14a Information

(Rule 14a-101)

Proxy Statement pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

NORTHERN FUNDS

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NORTHERN FUNDS

NORTHERN MULTI-MANAGER FUNDS

March 12, 2014

Dear Shareholder:

You are cordially invited to attend a Special Joint Meeting of Shareholders of Northern Funds (the “Trust”), including the Northern Multi-Manager Funds (the “Multi-Manager Funds”), and Northern Institutional Funds, to be held on May 19, 2014 at [            ] Central time at the offices of The Northern Trust Company, 50 South LaSalle Street, B-4, Room 7, Chicago, Illinois 60603.

At this important meeting, you will be asked to consider and take action on the following:

•

Proposal 1. Election of Trustees of the Trust and of the Multi-Manager Funds (the Multi-Manager Emerging Markets Debt Opportunity, Multi-Manager Emerging Markets Equity, Multi-Manager Global Listed Infrastructure, Multi-Manager Global Real Estate, Multi-Manager High Yield Opportunity, Multi-Manager International Equity, Multi-Manager Large Cap, Multi-Manager Mid Cap and Multi-Manager Small Cap Funds).

•

Proposal 2. Approval of a new management agreement between your Fund and its investment adviser to provide the Fund with investment advisory and administration services under a single agreement and fee structure.

•

Proposal 3. Approval to change the investment objective of the Fixed Income Fund, Short Bond Fund, Short-Intermediate U.S. Government Fund, International Equity Fund, Large Cap Equity Fund, Large Cap Growth Fund, U.S. Treasury Index Fund, Stock Index Fund, International Equity Index Fund, Small Cap Index Fund and Global Tactical Asset Allocation Fund from a fundamental policy to a non-fundamental policy.

We believe that these proposals are important and, if approved, will allow us to improve the Funds’ operations. You should carefully read the Joint Proxy Statement that discusses each Proposal in detail.

The Board Members responsible for your Fund have approved the proposals and recommend that you vote “for” the proposals for your Fund.

Your vote is important. Even if you plan to attend and vote in person at the Meeting, please promptly follow the enclosed directions to submit voting instructions by telephone or over the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card that you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

If you have any questions about these proposals, please call 800-595-9111.

Sincerely,

/s/ Lloyd A. Wennlund

Lloyd A. Wennlund

President of Northern Funds

IMPORTANT NOTICE

To Shareholders of Northern Funds and

Northern Multi-Manager Funds

Q U E S T I O N S  &  A N S W E R  S

Although we encourage you to read the complete Joint Proxy Statement, for your convenience we have provided answers to some of the most frequently asked questions, including a brief summary of the issues to be voted on.

Q.	WHY AM I RECEIVING THIS JOINT PROXY STATEMENT?

A. As described in the Joint Proxy Statement, you are being asked to approve: (1) the election of Trustees who oversee your Fund; (2) a new management agreement between your Fund and its investment adviser to provide the Fund with investment advisory and administration services under a single agreement and fee structure; and (3) a change to the investment objective of each of the Fixed Income Fund, Short Bond Fund, Short-Intermediate U.S. Government Fund, International Equity Fund, Large Cap Equity Fund, Large Cap Growth Fund, U.S. Treasury Index Fund, Stock Index Fund, International Equity Index Fund, Small Cap Index Fund and Global Tactical Asset Allocation Fund of Northern Funds from a fundamental policy to a non-fundamental policy.

Q.	WHO ARE THE NOMINEES FOR ELECTION AS TRUSTEES?

A. Eight current Trustees and one additional nominee, Cynthia Plouché, are standing for election to the Board of Trustees of Northern Funds. The Northern Multi-Manager Funds are overseen by a separate Board of Trustees. Six current Trustees and one additional nominee, Cynthia Plouché, are standing for election to Board of Trustees of the Northern Multi-Manager Funds. Information about each of the nominees is set forth in the Joint Proxy Statement.

Q.	WHAT ARE THE DIFFERENCES BETWEEN THE PROPOSED MANAGEMENT AGREEMENTS AND THE CURRENT INVESTMENT ADVISORY AND ANCILLARY SERVICES AGREEMENTS?

A. The shareholders of each Northern Fund and Northern Multi-Manager Fund are being asked to approve a management agreement between their respective Funds with Northern Trust Investments, Inc. (“NTI”) (each a “Proposed Management Agreement” and together, the “Proposed Management Agreements”). Each of the Northern Funds and Northern Multi-Manager Funds are currently a party to an investment advisory agreement (the “Current Advisory Agreements”) and an administration agreement (the “Current Administration Agreement”) with NTI. Under the Proposed Management Agreements, the same advisory and administration services currently provided to the Funds will now be provided to them, with the primary difference being that each Fund’s fee rate under the Proposed Management Agreement will be lower than the combined advisory and administration fee rates under the Current Advisory Agreements and Current Administration Agreement. However, the overall net annual operating expenses of each Fund will not be affected. If a Fund approves the Proposed Management Agreement it will go into effect for the Fund on June 30, 2014. If a Fund does not approve its Proposed Management Agreement, the Fund will not enter into the Proposed Management Agreement – the practical effect of which will be that the Current Advisory Agreement and Current Administration Agreement for that Fund will continue, and your combined fee rates for investment advisory and administration services will remain the same and will be higher than they would have been under the applicable Proposed Management Agreement.

Q.	ARE THERE ANY OTHER CHANGES TO THE MANAGEMENT AGREEMENT FOR ANY OF THE FUNDS?

A. Yes. Shareholders of the Multi-Manager Emerging Markets Debt Opportunity Fund will be asked to approve a Management Agreement that provides for a management fee with breakpoints at

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$1.5 billion and $2.5 billion. The Fund’s current advisory fee has breakpoints at $1.0 billion and $2.0 billion. This proposed change will make the breakpoints for this Fund consistent with the breakpoints for the other Multi-Manager fixed income Fund.

Q.	WHAT IS THE EFFECT OF CHANGING A FUND’S INVESTMENT OBJECTIVE FROM FUNDAMENTAL TO NON-FUNDAMENTAL?

A. As a non-fundamental investment objective, a Fund’s investment objective would be able to be changed by the Board of Trustees of Northern Funds upon 60 days’ notice to the Fund’s shareholders. The proposed change would provide the Northern Funds Board of Trustees with the flexibility to change the investment objective of each Fund without a shareholder vote in order to avoid the potential future cost of solicitation.

Q.	HOW DO THE TRUSTEES OF MY FUND SUGGEST THAT I VOTE?

A. Your Trustees unanimously approved the proposals and recommend that you vote in favor of each proposal.

Q.	HOW DO I VOTE MY SHARES?

A. You can provide voting instructions as follows:

•	Online. Go to www.proxyvote.com and follow the directions provided. Have your Control Number (printed on the proxy card) ready.

•	By phone. Call 800-690-6903 and follow the recorded instructions. Have your Control Number (printed on the proxy card) ready.

•	By mail. Sign and date the proxy card and mail it in the postage-paid envelope provided.

•	In person. You may also attend the Meeting and vote in person. However, even if you intend to do so, we encourage you to provide voting instructions by one of the methods discussed above.

Note: If you are invested in your Fund through your bank or broker/dealer, please reference your proxy card for the appropriate phone number.

Q.	WHAT SHOULD I DO IF I RECEIVE MORE THAN ONE PROXY CARD?

A. You are being sent a proxy card for each Fund account that you have. Please vote on all proposals shown on each proxy card that you receive.

Q.	WILL MY VOTE MAKE A DIFFERENCE?

A. Your vote is very important and can make a difference in the governance and management of the Funds, no matter how many shares that you own. Your vote is needed to ensure that the proposals can be acted upon. And, your immediate response will help save on the costs of any further solicitations for a shareholder vote. We encourage all shareholders to participate in the governance of their Fund.

Q.	WHO IS PAYING FOR EXPENSES RELATED TO THE PROXY AND SHAREHOLDER MEETING?

A. The Funds and NTI will share evenly in the expenses related to the preparation, assembling, mailing and solicitation of proxies and the holding of the shareholder meeting. Expenses are currently estimated at $[            ] for Northern Funds and $[            ] for Northern Multi-Manager Funds.

Q.	WHERE DO I MAIL MY PROXY CARD?

A. If you receive your proxy card in the mail, you may use the postage-paid envelope provided, or mail your proxy card to:

Northern Funds

c/o Broadridge

51 Mercedes Way

Edgewood, NY 11717

Q.	WHO CAN I CALL IF I HAVE QUESTIONS?

A. We will be happy to answer your questions about the proxy statement. Simply call us at 800-595-9111 between the business hours of 7:00 a.m. and 7:00 p.m. Central time, Monday through Friday.

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation, we urge you to indicate your voting instructions on the proxy card, if received by mail, date and sign it and return it promptly in the envelope provided, or record your voting instructions by telephone or via the Internet, no matter how large or small your holdings may be. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the Meeting.

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NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS

A Special Joint Meeting of Shareholders (the “Meeting”) of each investment portfolio (together, the “Funds”) of Northern Funds (the “Trust”) (including the Multi-Manager Funds) and the investment portfolios of the Northern Institutional Funds will be held on May 19, 2014 at [            ] Central time at the offices of The Northern Trust Company, 50 South LaSalle Street, B-4, Room 7, Chicago, Illinois 60603, and any adjournments or postponements thereof (the “Meeting”) for the following purposes:

(1)	To elect nine Trustees of the Northern Funds Board and to elect seven Trustees of the Multi-Manager Funds Board.

(2)	To approve a new management agreement between each Fund and its investment adviser, to provide the Fund with investment advisory and administration services under a single agreement and fee structure.

(3)	To approve a change in the investment objective from a fundamental policy to a non-fundamental policy for the following Funds:

(a)	Fixed Income Fund;

(b)	Short Bond Fund;

(c)	Short-Intermediate U.S. Government Fund;

(d)	U.S. Treasury Index Fund;

(e)	Stock Index Fund;

(f)	International Equity Index Fund;

(g)	International Equity Fund;

(h)	Large Cap Equity Fund;

(i)	Large Cap Growth Fund;

(j)	Small Cap Index Fund; and

(k)	Global Tactical Asset Allocation Fund.

(4)	To transact any other business that may properly come before the meeting.

Shareholders of record at the close of business on February 24, 2014 are entitled to notice of and to vote at the Meeting. The Joint Proxy Statement and accompanying Proxy Card are being mailed to shareholders on or about March 12, 2014.

YOUR TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF THE PROPOSALS RELATING TO YOUR FUND.

By Order of the Board of Trustees

of Northern Funds

By Order of the Board of Trustees

of Northern Multi-Manager Funds

/s/ Craig R. Carberry

Craig R. Carberry

Secretary of Northern Funds

March 12, 2014

Even if you expect to attend the Meeting in person, please promptly follow the enclosed instructions to submit voting instructions by telephone or over the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card that you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

(continued)

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NORTHERN FUNDS

NORTHERN MULTI-MANAGER FUNDS

SPECIAL JOINT MEETING OF SHAREHOLDERS

MAY 19, 2014

JOINT PROXY STATEMENT

This Joint Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Boards of Trustees including, for Proposal 1, the nominees to the Boards (each a “Board” and collectively the “Boards”) of each of the Northern Funds (the “Trust”), and of the Northern Multi-Manager Emerging Markets Debt Opportunity, Northern Multi-Manager Emerging Markets Equity, Northern Multi-Manager Global Listed Infrastructure, Northern Multi-Manager Global Real Estate, Northern Multi-Manager High Yield Opportunity, Northern Multi-Manager International Equity, Northern Multi-Manager Large Cap, Northern Multi-Manager Mid Cap and Northern Multi-Manager Small Cap Funds (together, the “Multi-Manager Funds”). The proxies are to be voted at a Special Joint Meeting of shareholders of the investment portfolios of the Trust and the Multi-Manager Funds (each a “Fund” and together, the “Funds”) and the investment portfolios of the Northern Institutional Funds. The Special Joint Meeting will be held at the offices of The Northern Trust Company, 50 South LaSalle Street, B-4, Room 7, Chicago, Illinois 60603, on May 19, 2014 at [    ] Central time for the purposes set forth in the accompanying Notice of Meeting. The Special Joint Meeting and any adjournment or postponement thereof is referred to below as the “Meeting.”

Each Board has determined that the use of this Joint Proxy Statement for the Meeting is in the best interests of the Funds that it oversees and their shareholders in light of the similar matters being considered and voted on by shareholders of each of the Funds. This Joint Proxy Statement and the accompanying Proxy Card are being sent to shareholders on or about March 12, 2014.

Shareholders of record of a Fund as of the close of business on February 24, 2014 (the “Record Date”) are entitled to attend and to vote at the Meeting. Shareholders of the Funds are entitled to one vote for each share held, and each fractional share is entitled to a proportionate fractional vote, with no shares having cumulative voting rights.

Appendix A sets forth the number of shares of each Fund outstanding as of the close of business on the Record Date. Appendix B sets forth the information regarding shareholders known to beneficially own 5% or more of the outstanding shares of any class of any Fund as of the Record Date.

The proxies will be solicited by mail and may also be solicited in person or by telephone, fax or personal interview by officers of The Northern Trust Company (“TNTC”). In addition, employees of TNTC, its affiliates, correspondent banks, brokers and similar record holders may solicit proxies by these means and may forward proxy materials and printed direction forms to the customers on whose behalf they hold record ownership of shares of the Funds.

Please read this Joint Proxy Statement and keep it for future reference. Each Fund has previously sent its annual report and semiannual report to its shareholders. A shareholder may request, without charge, copies of a Fund’s most recent annual and semiannual shareholder report in writing to Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986, by telephone at 800-595-9111 or by e-mail at northern-funds@ntrs.com.

SUMMARY OF PROPOSALS AND FUNDS VOTING

The following table describes the proposals (each a “Proposal” and collectively the “Proposals”) to be considered at the Meeting and the shareholders that are entitled to vote on each Proposal:

Proposal	Shareholders Solicited
1.a Election of nine Trustees of Northern Funds	Shareholders of all Funds of Northern Funds, except the Multi-Manager Funds, voting together as a single class

1.b Election of seven Trustees of Northern Multi-Manager Funds	Shareholders of all Northern Multi-Manager Funds, voting together as a single class

2. Approval of a new management agreement to provide investment advisory and administration services	Shareholders of each Fund of Northern Funds and Northern Multi-Manager Funds, voting separately

3.      Approval of a change to the investment objective for certain Northern Funds from a fundamental policy to a non-fundamental policy that can be changed by the Board of Trustees upon 60 days’ notice to shareholders

Shareholders of each of the Fixed Income Fund, Short Bond Fund, Short-Intermediate U.S. Government Fund, International Equity Fund, Large Cap Equity Fund, Large Cap Growth Fund, U.S. Treasury Index Fund, Stock Index Fund, International Equity Index Fund, Small Cap Index Fund and Global Tactical Asset Allocation Funds, with shareholders of each Fund voting separately

PROPOSAL 1 – ELECTION OF TRUSTEES

(All Funds)

Information About Current Trustees and Nominees For Election as Trustees

Northern Funds. Each of the following eight individuals currently serves on the Board of the Northern Funds: William L. Bax, Edward J. Condon, Jr., Mark G. Doll, Sandra Polk Guthman, Stephen N. Potter, Mary Jacobs Skinner, Richard P. Strubel and Casey J. Sylla (each a “NF Trustee,” collectively, the “NF Trustees”). Mr. Strubel is the chair and Ms. Guthman is vice chair of the Board of Northern Funds. All of the NF Trustees are deemed not to be “interested persons” of the Trust (“Independent Trustees”) within the meaning of the Investment Company Act of 1940 (the “1940 Act”), except Mr. Potter who is deemed to be an “interested person” of the Trust because he is an officer, director, employee and a shareholder of Northern Trust Corporation and/or its affiliates. Six of the current NF Trustees have been previously elected by shareholders.

Northern Multi-Manager Funds. The Northern Multi-Manager Funds are overseen by a separate Board (the “Multi-Manager Board”) of six trustees (“NMM Trustees” and together with the NF Trustees, the “Trustees”). Each of the following NMM Trustees serves on the Multi-Manager Board: William L. Bax, Edward J. Condon, Jr., Mark G. Doll, Sandra Polk Guthman, Richard P. Strubel and Casey J. Sylla. Mr. Strubel is the chair and Ms. Guthman is vice chair of the Multi-Manager Board. Five of the current NMM Trustees have been previously elected by shareholders.

At their respective meetings held on February 13 and 14, 2014, each Board determined to present the election of Trustees to hold office until their respective successors are elected and qualified. The Board of the Northern Funds nominated all eight of the current NF Trustees and a new nominee for Trustee, Ms. Cynthia Plouché, and the Board of the Multi-Manager Funds nominated all six of the current NMM Trustees and a new nominee for Trustee, Ms. Plouché (each a “Nominee” and together, the “Nominees”). If elected, Ms. Plouché would be an Independent Trustee of each of the Boards. Information for each of the Nominees is provided below.

Each Nominee has consented to being named in this Joint Proxy Statement and to serve if elected. The Trust does not know of any reason why any Nominee would be unable or unwilling to serve if elected.

Each Nominee elected as Trustee will hold office for an indefinite term until, in accordance with the current by-laws of the Trust (which may be changed without shareholder vote), on the last day of the calendar year in which the Trustee attains the age of 75 years.

Normally, there will be no meetings of shareholders for the purpose of electing Trustees except as required by the 1940 Act. See “Additional Information – Shareholder Proposals.” The Trustees may, as permitted by the 1940 Act, appoint additional Trustees without shareholder approval.

Board Consideration

After careful consideration, each Board concluded that it was in the best interests of each Fund and its shareholders to elect each of the Nominees, even if previously elected. Each Board considered that the election by shareholders of the Nominees would provide flexibility to add new Trustees to a Board. In considering the Nominees for election, the Board members took into account the qualifications of each Nominee and the concern for the continued efficient conduct of each Fund’s business. In particular, the Board members considered the requirements of the 1940 Act as they apply to the election of Trustees generally and the Nominees in particular.

The proxies will vote for the election of each applicable Nominee unless you withhold authority to vote for any or all of them in the proxy. If an executed proxy card is received without voting instructions, the shares will be voted for the Nominees named on the proxy card. If a Nominee withdraws from the election or is otherwise unable to serve, the named proxies will vote for the election of such substitute Nominee as the applicable Board may recommend, unless the Board decides to reduce the number of Trustees serving on the Board.

Proposal 1(a) – Nominees for Board of Northern Funds, except the Multi-Manager Funds

The following table sets forth certain information about the Nominees for the Boards of the Northern Funds, except the Multi-Manager Funds. The Northern mutual funds complex consists of the Trust, including the Multi-Manager Funds and Northern Institutional Funds. Each Nominee, except for Ms. Skinner and Mr. Potter, would oversee 56 portfolios in the Northern mutual funds complex – 48 portfolios of the Trust, including 9 portfolios of the Multi-Manager Funds and 8 portfolios of the Northern Institutional Funds. Ms. Skinner and Mr. Potter oversee 47 portfolios in the complex – 39 portfolios of the Trust and 8 portfolios of the Northern Institutional Funds.

NOMINEES FOR ELECTION AS INDEPENDENT TRUSTEES

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH THE TRUST AND LENGTH OF SERVICE AS TRUSTEE	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTOR-SHIPS HELD BY NOMINEE(2)
William L. Bax Age: 70 Trustee of Northern Funds since 2005

•    Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003;

•    Director of Big Shoulders Fund since 1997;

•    Director of Lurie Children’s Hospital since 1998;

•    Trustee of DePaul University from 1998 to 2009;

•    Director of Andrew Corporation (a communications product company) from 2006 to 2008.

• Arthur J. Gallagher & Co. (an insurance brokerage company).

Edward J. Condon, Jr. Age: 73 Trustee of Northern Funds since 2000

•    Chairman and CEO of The Paradigm Group, Ltd. (a financial adviser) since 1993;

•    Principal and Co-Founder of Paradigm Capital, Ltd. (a financial adviser) since 1996;

•    Founding Member and Director of the Illinois Venture Capital Association since 2001;

•    Member of the Board of Governors of The Metropolitan Club since 2003;

•    Member of the Board of Advisors of AAVIN Equity Partners (a private equity firm) since 2005;

•    Member of the National Advisory Board of National Domestic Violence Hotline since 2005;

•    Member of the Board of Directors at LightBridge Healthcare Research Inc. (a healthcare-related educational materials provider) since 2006;

•    Member of Advisory Board of Lextech Global Services (a systems engineering services company) since 2009;

•    Member of Advisory Council of Northwestern Brain Tumor Institute since 2010;

•    Chairman of The Board of Directors of ViMedicus, Inc. (a healthcare-related educational materials provider) since 2010.

• None

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH THE TRUST AND LENGTH OF SERVICE AS TRUSTEE	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTOR-SHIPS HELD BY NOMINEE(2)
Mark G. Doll Age: 64 Trustee of Northern Funds since 2013

•    Executive Vice President and Chief Investment Officer, Northwestern Mutual Life Insurance Company from 2008 to 2012;

•    Senior Vice President – Public Markets, Northwestern Mutual Life Insurance Company from 2002 to 2008;

•    President, Northwestern Mutual Series Fund, Mason Street Advisors and Mason Street Funds from 2002 to 2008;

•    Chairman, Archdiocese of Milwaukee Finance Council since 2005;

•    Member of Investment Committee of Milwaukee Art Museum since 1995;

•    Member of Investment Committee of Greater Milwaukee Foundation since 2003;

•    Member of Investment Committee of Milwaukee Symphony Orchestra since 2006.

• None

Sandra Polk Guthman Age: 69 Vice Chair since 2014 and Trustee of Northern Funds since 2000 and

•    Chair since 1993 and CEO from 1993 to 2012 of Polk Bros. Foundation (an Illinois not-for-profit corporation);

•    Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) since 1994;

•    Trustee of Rush University Medical Center since 2007;

•    Trustee of Wellesley College since 2010.

• None

Cynthia R. Plouché Trustee Nominee Age: 56

•    Senior Portfolio Manager and member of Investment Policy Committee, Williams Capital Management, LLC from 2006 to 2012; Managing Director and Chief Investment Officer of Blaylock-Abacus Asset management, Inc. from June 2003 to 2006; prior thereto, Founder, Chief Investment Officer and Managing Director of Abacus Financial Group from May 1991 to 2003, a manager of fixed income portfolios for institutional clients.

• AXA Premier VIP Trust (Registered investment company – 36 portfolios)

(1)	Each Nominee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.
(2)	This column includes only directorships of companies required to report to the Securities and Exchange Commission (“SEC”) under the Securities Exchange Act of 1934 (the “Exchange Act”) (i.e., public companies) or other investment companies registered under the 1940 Act.

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH THE TRUST AND LENGTH OF SERVICE AS TRUSTEE	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTOR-SHIPS HELD BY NOMINEE(2)
Mary Jacobs Skinner, Esq. Age: 56 Trustee of Northern Funds since 1998	• Partner in the law firm of Sidley Austin LLP.	• None

Richard P. Strubel Age: 74 Chairman of the Board of each Trust since 2008 Trustee of Northern Funds since 2000

•    Vice Chairman and Director of Cardean Learning Group (formerly UNext, Inc.) (a provider of educational services via the Internet) from 2004 to 2007;

•    President, Chief Operating Officer and Director of UNext, Inc. from 1999 to 2004.

• Gildan Activewear, Inc. (a clothing marketing and manufacturing company); • Goldman Sachs Mutual Fund Complex (94 portfolios); • Goldman Sachs BDC, Inc.(3)

Casey J. Sylla Age: 70 Trustee of Northern Funds since 2008	• Board member, University of Wisconsin – Eau Claire Foundation since 2006; • Advisor, G.D. Searle Family Trusts from 2010 to 2012 and Independent Trustee since 2012.	• GATX Corporation (transportation services)

(1)	Each Nominee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.
(2)	This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.
(3)	Registration statement filed with SEC but not yet effective as of the date of this Joint Proxy Statement.

NOMINEE FOR ELECTION AS INTERESTED TRUSTEE

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH THE TRUST AND LENGTH OF SERVICE AS TRUSTEE	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTOR-SHIPS HELD BY NOMINEE(2)
Stephen N. Potter(3) Age: 57 Trustee of Northern Funds since 2008

•    President, Northern Trust Asset Management since 2008;

•    Executive Vice President of Northern Trust Corporation since October 2003;

•    Director of Northern Trust Global Advisors, Inc. from May 2008 to January 2012;

•    Chairman and President of Northern Trust Investments, Inc. since March 2008;

•    Director of The Northern Trust Company of Connecticut from 2009 to 2013;

•    President of Northern Trust Global Investments, Ltd. from March 2008 to February 2009;

•    Director of Northern Trust Global Investments, Ltd. from February 2000 to February 2009;

• None

•    Chairman and Chief Executive Officer of Northern Trust Global Services, Ltd. from 2003 to 2008;

•    Chief Executive Officer of Europe, the Middle East and Africa at The Northern Trust Company from 2001 to March 2008;

•    Managing Director, Institutional Group, Northern Trust Global Investments from 1995 to 2001.

(1)	The Nominee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.
(2)	This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.

LEADERSHIP STRUCTURE. The Board of Northern Funds is currently composed of eight Trustees, seven of whom are Independent Trustees, and one of whom is an “interested person” as defined in the 1940 Act (“Interested Trustee”). The chair of the Northern Funds Board, Richard P. Strubel, is an Independent Trustee. The vice chair of the Northern Funds Board, Sandra Polk Guthman, is also an Independent Trustee. Stephen N. Potter is considered an Interested Trustee because he is an officer, director, employee and a shareholder of Northern Trust Corporation and/or its affiliates. Each Trustee was nominated to serve on the Northern Funds Board because of his or her experience, skills and qualifications. See “Trustee Experience” below. The Northern Funds Board believes that its leadership structure is consistent with industry practices and is appropriate in light of the size of the Trust and the nature and complexity of its business. In particular:

•

Board Composition. The NF Trustees believe that having a super-majority of Independent Trustees (more than 75%) is appropriate and in the best interest of shareholders. The NF Trustees also believe that having Mr. Potter serve as an interested Trustee brings management and financial insight that is important to certain of the Northern Funds Board’s decisions and also in the best interest of shareholders.

•

Independent Trustee Meetings and Executive Sessions. The NF Trustees believe that meetings of the Independent Trustees and meetings in executive session, including with independent counsel, help prevent conflicts of interest from occurring. The NF Trustees also believe that these sessions allow the Independent Trustees to deliberate candidly and constructively, separately from management, in a manner that affords honest disagreement and critical questioning.

RISK OVERSIGHT. Risk oversight is a part of the Northern Funds Board’s general oversight of the Funds and is addressed as part of various Board and committee activities. Day-to-day risk management functions are subsumed within the responsibilities of Northern Trust Investments, Inc. (“NTI”), Northern Funds’ investment adviser, and other service providers (depending on the nature of the risk), which carry out the Funds’ investment management and business affairs. NTI and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that may give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they occur. Each of NTI and the other service providers have their own independent interests in risk management, and their policies and methods of risk management will depend on their functions and business models. NTI has a dedicated risk management function that is headed by a chief risk officer.

Currently, the Northern Funds Board receives and reviews risk reports on a quarterly basis from NTI’s chief risk officer. The Audit Committee of the Board reviews and discusses these reports with NTI’s chief risk officer prior to their presentation to the Northern Funds Board. These reports cover risk areas that include, but are not limited to, credit risk, investment risk, operational risk, fiduciary risk, compliance risk, market and liquidity risk, operational risk and strategic risk. These reports are intended to provide the NF Trustees with a forward-looking view of risk and the manner in which NTI is managing various risks.

The Audit Committee, in addition to its risk management responsibilities, plays an important role in the Northern Funds Board’s risk oversight. Working with the Funds’ independent registered accountants, the Audit Committee is charged with ensuring that the Funds’ annual audit scope includes risk-based considerations, such that the auditors consider the risks potentially impacting the audit findings as well as risks to the Funds’ financial position and operations.

The Northern Funds Board also monitors and reviews the Funds’ performance metrics, and regularly confers with NTI on performance-related issues.

The Trust’s Chief Compliance Officer (“CCO”) reports to the Northern Funds Board at least quarterly regarding compliance risk issues. In addition to providing quarterly reports, the CCO provides an annual report to the Board of Trustees in accordance with the Funds’ compliance policies and procedures. The CCO regularly discusses relevant compliance risk issues affecting the Funds during meetings with the Independent Trustees and counsel. The CCO updates the Northern Funds Board on the application of the Funds’ compliance policies and procedures and discusses how they mitigate risk. The CCO also reports to the Northern Funds Board immediately regarding any problems associated with the Funds’ compliance policies and procedures that could expose (or that might have the potential to expose) the Funds to risk.

NOMINEE EXPERIENCE. Each Nominee is required to possess certain qualities such as integrity, intelligence, the ability to critically discuss and analyze issues presented to the Northern Funds Board and an understanding of a trustee’s fiduciary obligations with respect to a registered investment company. In addition to these qualities, the following is a description of certain other attributes, skills, experiences and qualifications of the Nominees:

Independent Trustee Nominees:

William L. Bax: Mr. Bax was Managing Partner of the Chicago office of PricewaterhouseCoopers (PwC), an international accounting, auditing and consulting firm, from 1997 to 2003, and a partner in the firm for a total of 26 years. He previously served as a director of Sears Roebuck & Co., a publicly-traded retail company, from

2003 to 2005, and Andrew Corporation, a publicly-traded communications product company, from 2006 to 2008. He currently serves as a director for a public operating company board, Arthur J. Gallagher & Co. During his 26 years as a partner and 6 years as head of PwC’s Chicago office, Mr. Bax gained extensive experience advising public companies regarding accounting, disclosure and strategic issues. Mr. Bax understands the Board’s oversight role with respect to NTI and other Fund service providers as a result of his public company board experience and service as an Independent Trustee of Northern Funds and Northern Institutional Funds since 2005 and of the Northern Multi-Manager Funds since 2006, and his current and prior directorships with public operating companies.

Edward J. Condon, Jr.: Mr. Condon was Vice President and Corporate Treasurer of Sears, Roebuck and Co. a multi-national conglomerate with responsibilities to various operating entities, including but not limited to Allstate Insurance, Dean Witter Reynolds, Coldwell Banker as well as the large retail trading company. In this capacity he served as chairman, managing director or chairman of the Audit Committee of several rated subsidiaries active in the public financial markets. He also served as one of three members of the investment committee of Sears Profit Sharing and Pension Plan. After 27 years, he retired in 1993 to form The Paradigm Group a financial consulting and venture capital investment firm of which he remains chief executive officer. Mr. Condon has also served as audit chairman of several private companies and is a founding board member of the Illinois Venture Capital Association. He has also served as the administrator and board member of the State of Illinois Technology Fund. He has experience analyzing and evaluating financial statements of issuers as a result of his investment and business experience. Mr. Condon is also familiar with the functions of the Board and its oversight responsibilities with respect to NTI and other Fund service providers as a result of his service as an Independent Trustee of Northern Funds since 2000 as well as his service on Northern Institutional Funds’ Board of Trustees since 1994 and on the Board of Northern Multi-Manager Funds since 2006.

Mark G. Doll: Mr. Doll has over 40 years’ experience in the investment management industry. He was Chief Investment Officer of Northwestern Mutual Life Insurance Company from 2008 to 2012. During that time, he was responsible for over $180 billion in account assets, and managed Northwestern Mutual Series, Inc., a 1940 Act-registered mutual fund complex offering 28 portfolios. During his 31 years at Northwestern Mutual, Mr. Doll oversaw all aspects of the company’s publicly-traded assets. As chief investment officer, he was a member of the seven-person management committee that oversaw all aspects of Northwestern Mutual’s asset management business. Mr. Doll’s extensive experience in mutual fund and separate account management provided him with significant knowledge of equity, fixed income and money market funds. He has served as an Independent Trustee of Northern Funds, Northern Institutional Funds and Northern Multi-Manager Funds since 2013.

Sandra Polk Guthman: Ms. Guthman has been the chair since 1993 and was the chief executive officer from 1993 to 2012 of Polk Bros. Foundation, a multi-million dollar private foundation. In her capacity as chief executive officer, she analyzed investments for the foundation and therefore also has experience supervising and evaluating investment advisers and their performance. In addition, Ms. Guthman has experience in the securities industry generally as a result of her service as a director of MBIA Insurance Corp. of Illinois, a private municipal bond insurance company, now known as National Public Finance Guarantee Corporation. Ms. Guthman has also chaired a number of governance and nominating committees of other boards of directors and served previously on the board of directors of a Chicago bank. She also is familiar with the functions of the Board and its oversight responsibilities with respect to NTI and the other Fund service providers as a result of her service as an Independent Trustee of Northern Funds since 2000, Northern Institutional Funds since 1997 and Northern Multi-Manager Funds since 2006.

Cynthia Plouché: Ms. Plouché has an extensive background in the financial services industry. She currently serves as lead Independent Trustee and chair of the Audit Committee of the Board of Trustees of AXA Premier VIP Trust, a registered investment company. She also has served as portfolio manager and chief investment officer for other registered investment advisers. Ms. Plouché is therefore familiar with the functions of mutual fund boards and their oversight responsibilities and the operations of Fund advisers and other service providers.

Mary Jacobs Skinner: Ms. Skinner is a partner in Sidley Austin LLP, a large international law firm, in which she manages a regulatory-based practice. As a result of this position, Ms. Skinner is familiar with legal, regulatory and financial matters. She also is familiar with the functions of the Board and its oversight responsibilities with respect to NTI and other fund service providers as a result of her service as an Independent Trustee of Northern Funds and Northern Institutional Funds since 2000.

Richard P. Strubel: Mr. Strubel serves as trustee of the Goldman Sachs Funds, a family of mutual funds managed by Goldman Sachs Asset Management, a division of Goldman Sachs & Co. He also serves as a director Goldman Sachs BDC, Inc., a closed-end fund and business development company. Mr. Strubel also serves on the board of Gildan Activewear Inc., which is listed on the New York Stock Exchange (“NYSE”). He was vice-chairman of the Board of Cardean Learning Group (formerly known as Unext), and previously served as Unext’s president and chief operating officer. In past years, Mr. Strubel was managing director of Tandem Partners, Inc., a privately-held management services firm, and served as president and chief executive officer of Microdot, Inc. He also served as president of Northwest Industries, then a NYSE-listed company, and a conglomerate with operating entities around the world. Mr. Strubel is also a trustee emeritus of the University of Chicago and is an adjunct professor at the University of Chicago’s Booth School of Business. Mr. Strubel has also served as an Independent Trustee of Northern Funds since 2000, as well as Northern Institutional Funds since 1982 and the Northern Multi-Manager Funds since 2006. As a result of these various positions, Mr. Strubel understands how investment companies operate and the oversight role of a fund board with respect to NTI and the other fund service providers.

Casey J. Sylla: Mr. Sylla is a former chief investment officer and chief financial officer for The Allstate Corporation. He also served as chairman of the investment committee of a registered investment adviser, Legal and General Investment Management-America. As a result of these positions, Mr. Sylla is familiar with financial, investment and business matters. He also understands the functions of a board through his current service as a member of a board of a public operating company, GATX Corporation. He also serves on the Board of the University of Wisconsin – Eau Claire Foundation and is an independent trustee of the G.D. Searle Family Trusts. In addition, he is familiar with the functions of the Board and its oversight responsibilities with respect to NTI and other Fund service providers as a result of his service as an Independent Trustee of Northern Funds, Northern Institutional Funds and the Northern Multi-Manager Funds since 2008.

Interested Trustee Nominee:

Stephen N. Potter: Mr. Potter has held various executive and internal subsidiary board positions with NTI and The Northern Trust Company (“TNTC”) since 1982, including his present position as president of NTI. As a result of these positions, Mr. Potter has financial, business, management and investment experience. Although he is an “interested” person under the 1940 Act, the Independent Trustees believe that Mr. Potter provides an important business perspective with respect to NTI and the Funds’ other service providers that is critical to their decision-making process. Mr. Potter also understands the functions of the Board as a result of his service on the Boards of Northern Funds and Northern Institutional Funds since 2008.

Required Vote

Because your Fund is a portfolio of Northern Funds, your vote will be counted together with the votes of shareholders of the other portfolios of the Trust, voting as a single class in the election of Trustees, except that the shareholders of the Multi-Manager Funds will vote separately for their Board, as discussed on page 14. Election of each Nominee requires a plurality of the shares voted at the Meeting. The nine Nominees to the Northern Funds Board who receive the highest number of votes cast at the Meeting will be elected as Trustees, provided that there is a sufficient number of shares represented in person or by proxy to meet the Trust’s quorum requirements. Cumulative voting is not permitted.

THE NF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS VOTE “FOR” EACH NOMINEE LISTED.

Proposal 1(b) – Nominees for Election to the Multi-Manager Board

The following table sets forth certain information about the Nominees for the Multi-Manager Board. The Northern mutual funds complex consists of the Trust, including the Multi-Manager Funds and Northern Institutional Funds. Each Nominee to the Multi-Manager Board would oversee 56 portfolios in the Northern mutual fund complex – 48 portfolios of the Trust, including 9 portfolios of the Multi-Manager Funds and 8 portfolios of Northern Institutional Funds.

NOMINEES FOR ELECTION AS INDEPENDENT TRUSTEES

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH THE FUNDS AND LENGTH OF SERVICE AS TRUSTEE	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTOR-SHIPS HELD BY NOMINEE(2)
William L. Bax Age: 70 Trustee since 2006

•    Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003;

•    Director of Big Shoulders Fund since 1997;

•    Director of Lurie Children’s Hospital since 1998;

•    Trustee of DePaul University from 1998 to 2009;

•    Director of Andrew Corporation (a communications product company) from 2006 to 2008.

• Arthur J. Gallagher & Co. (an insurance brokerage company).

Edward J. Condon, Jr. Age: 73 Trustee since 2006

•    Chairman and CEO of The Paradigm Group, Ltd. (a financial adviser) since 1993;

•    Principal and Co-Founder of Paradigm Capital, Ltd. (a financial adviser) since 1996;

•    Founding Member and Director of the Illinois Venture Capital Association since 2001;

•    Member of the Board of Governors of The Metropolitan Club since 2003;

•    Member of the Board of Advisors of AAVIN Equity Partners (a private equity firm) since 2005;

•    Member of the National Advisory Board of National Domestic Violence Hotline since 2005;

•    Member of the Board of Directors at LightBridge Healthcare Research Inc. (a healthcare-related educational materials provider) since 2006;

•    Member of Advisory Board of Lextech Global Services (a systems engineering services company) since 2009;

•    Member of Advisory Council of Northwestern Brain Tumor Institute since 2010;

•    Chairman of The Board of Directors of ViMedicus, Inc. (a healthcare-related educational materials provider) since 2010.

• None

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH THE FUNDS AND LENGTH OF SERVICE AS TRUSTEE	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTOR-SHIPS HELD BY NOMINEE(2)
Mark G. Doll Age: 64 Trustee since 2013

•    Executive Vice President and Chief Investment Officer, Northwestern Mutual Life Insurance Company from 2008 to 2012;

•    Senior Vice President – Public Markets, Northwestern Mutual Life Insurance Company from 2002 to 2008;

•    President, Northwestern Mutual Series Fund, Mason Street Advisors and Mason Street Funds from 2002 to 2008;

•    Chairman, Archdiocese of Milwaukee Finance Council since 2005;

•    Member of Investment Committee of Milwaukee Art Museum since 1995;

•    Member of Investment Committee of Greater Milwaukee Foundation since 2003;

•    Member of Investment Committee of Milwaukee Symphony Orchestra since 2006.

• None

Sandra Polk Guthman Age: 69 Vice Chair since 2014 and Trustee since 2006

•    Chair since 1993 and CEO from 1993 to 2012 of Polk Bros. Foundation (an Illinois not-for-profit corporation);

•    Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) since 1994;

•    Trustee of Rush University Medical Center since 2007;

•    Trustee of Wellesley College since 2010.

• None

Cynthia R. Plouché Trustee Nominee Age: 56

•    Senior Portfolio Manager and member of Investment Policy Committee, Williams Capital Management, LLC from 2006 to 2012; Managing Director and Chief Investment Officer of Blaylock-Abacus Asset management, Inc. from June 2003 to 2006; prior thereto, Founder, Chief Investment Officer and Managing Director of Abacus Financial Group; from May 1991 to 2003, a manager of fixed income portfolios for institutional clients.

• AXA Premier VIP Trust (Registered investment company – 36 portfolios)

Richard P. Strubel Age: 74 Chair since 2008 and Trustee since 2006

•    Vice Chairman and Director of Cardean Learning Group (formerly UNext, Inc.) (a provider of educational services via the Internet) from 2004 to 2007;

•    President, Chief Operating Officer and Director of UNext, Inc. from 1999 to 2004.

• Gildan Activewear, Inc. (a clothing marketing and manufacturing company); • Goldman Sachs Mutual Fund Complex (94 portfolios); • Goldman Sachs BDC, Inc.(3)

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH THE FUNDS AND LENGTH OF SERVICE AS TRUSTEE	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTOR-SHIPS HELD BY NOMINEE(2)
Casey J. Sylla Age: 70 Trustee since 2008	• Board member, University of Wisconsin – Eau Claire Foundation since 2006; • Advisor, G.D. Searle Family Trusts from 2010 to 2012 and Independent Trustee since 2012.	• GATX Corporation (transportation services)

(1)	Each Nominee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.
(2)	This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.
(3)	Registration statement filed with SEC but not yet effective as of the date of this Joint Proxy Statement.

LEADERSHIP STRUCTURE. The Multi-Manager Board is currently composed of six Independent Trustees. The chair of the Multi-Manager Board, Richard P. Strubel, is an Independent Trustee. The vice chair of the Board, Sandra Polk Guthman, is also an Independent Trustee. Each Trustee was nominated to serve on the Board of Trustees because of his or her experience, skills and qualifications. See “Nominee Experience” below. The Multi-Manager Board believes that its leadership structure is consistent with industry practices and is appropriate in light of the size of the Trust and the nature and complexity of its business. In particular:

•	Board Composition. The Multi-Manager Board is currently comprised entirely of Independent Trustees and Independent Trustees serve as chair and vice chair of the Board.

•

Independent Trustee Meetings and Executive Sessions. The NMM Trustees believe that meetings of the Independent Trustees and meetings in executive session, including with independent counsel, help prevent conflicts of interest from occurring. The NMM Trustees also believe that these sessions allow the Independent Trustees to deliberate candidly and constructively, separately from management, in a manner that affords honest disagreement and critical questioning.

RISK OVERSIGHT. Risk oversight is a part of the Multi-Manager Board’s general oversight of the Funds and is addressed as part of various Board and committee activities. Day-to-day risk management functions are subsumed within the responsibilities of the investment adviser, sub-advisers and other service providers (depending on the nature of the risk), which carry out the Funds’ investment management and business affairs. The investment adviser, sub-advisers and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that may give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they occur. Each of the investment adviser, sub-advisers and other service providers have their own independent interests in risk management, and their policies and methods of risk management will depend on their functions and business models. NTI, the Multi-Manager Funds’ Investment Adviser, has a dedicated risk management function that is headed by a chief risk officer.

Currently, the Multi-Manager Board receives and reviews risk reports on a quarterly basis from NTI’s chief risk officer. The Audit Committee of the Multi-Manager Board reviews and discusses these reports with NTI’s chief risk officer. These reports cover risk areas that include, but are not limited to, credit risk, investment risk, operational risk, fiduciary risk, compliance risk, market and liquidity risk, operational risk and strategic risk. These reports are intended to provide the NMM Trustees with a forward-looking view of risk and the manner in which NTI is managing various risks.

The Audit Committee, in addition to its risk management responsibilities, plays an important role in the Multi-Manager Board’s risk oversight. Working with the Funds’ independent registered accountants, the Audit

Committee is charged with ensuring that the Multi-Manager Funds’ annual audit scope includes risk-based considerations, such that the auditors consider the risks potentially impacting the audit findings as well as risks to the Funds’ financial position and operations.

The Multi-Manager Board also monitors and reviews the Funds’ performance metrics, and regularly confers with NTI on performance-related issues.

The Trust’s CCO reports to the Multi-Manager Board at least quarterly regarding compliance risk issues. In addition to providing quarterly reports, the CCO provides an annual report to the Multi-Manager Board in accordance with the Funds’ compliance policies and procedures. The CCO regularly discusses relevant compliance risk issues affecting the Funds during meetings with Independent Trustees and counsel. The CCO updates the Multi-Manager Board on the application of the Funds’ compliance policies and procedures and discusses how they mitigate risk. The CCO also reports to the Multi-Manager Board immediately regarding any problems associated with the Funds’ compliance policies and procedures that could expose (or that might have the potential to expose) the Funds to risk. The CCO’s quarterly and annual reports include reports on the sub-advisers’ compliance and risk issues.

NOMINEE EXPERIENCE. Messrs. Bax, Condon, Doll, Strubel and Sylla and Mses. Guthman and Plouché are Nominees to the Multi-Manager Funds Board. A description of their experience is above at pages 8-10.

Required Vote

Shareholders of each of the Multi-Manager Funds will vote together as a single class in the election of Nominees to the Board of the Multi-Manager Funds. Election of each Nominee requires a plurality of the shares voted at the Meeting. The seven Nominees who receive the highest number of votes cast at the Meeting will be elected as NMM Trustees, provided that there is a sufficient number of shares represented in person or by proxy to meet the quorum requirements. Cumulative voting is not permitted.

THE NMM TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS VOTE “FOR” EACH NOMINEE LISTED.

Additional Information

The following table sets forth information regarding the officers of the Trust and the Multi-Manager Funds. The officers are appointed by each Board and hold office at the pleasure of the respective Board until the next annual meeting of the Trust or Multi Manager Funds or until their successors are duly elected and qualified, or until they die, resign, are removed or become disqualified. Certain officers hold comparable positions with certain other investment companies of which Northern Trust Corporation or an affiliate thereof is the investment adviser, custodian, transfer agent, administrator and/or distributor.

OFFICERS OF THE TRUST

NAME, ADDRESS, AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
Lloyd A. Wennlund Age: 56 50 South LaSalle Street Chicago, Illinois 60603 President since 2000	Executive Vice President since 2003 and Director since 2001 of NTI; Executive Vice President and other positions at TNTC and Managing Executive, Mutual Funds for Northern Trust Global Investments since 1994; Head of Defined Contribution Business at TNTC since 2011; Director, NT Global Advisors, Inc. from 2006 to 2012; Director, The Northern Trust Company of Connecticut from 2012 to 2013; President and Director of Northern Trust Securities, Inc. from 1997 to 2009.

NAME, ADDRESS, AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
Eric K. Schweitzer Age: 52 50 South LaSalle Street Chicago, Illinois 60603 Vice President since 2000	Senior Vice President at NTI since 2001; Senior Vice President at TNTC since 2000; Director; NT Global Advisors, Inc. since 2012.

Susan J. Hill Age: 57 50 South LaSalle Street Chicago, Illinois 60603 Chief Compliance Officer since 2004	Chief Compliance Officer of The Northern Trust Company of Connecticut from 2007 to 2013; Chief Compliance Officer of Northern Trust Global Advisors, Inc. from 2007 to 2011; Chief Compliance Officer of NTI from 2005 to 2013; Senior Vice President of NTI since 2005; Vice President of NTI and TNTC from 2000 to 2004.

Darlene Chappell Age: 51 50 South LaSalle Street Chicago, Illinois 60603 Anti-Money Laundering Compliance Officer since 2009	Anti-Money Laundering Compliance Officer for NTI, Northern Trust Securities, Inc. and NT Alpha Strategies Fund since 2009; Anti-Money Laundering Compliance Officer for NT Equity Long/Short Strategies Fund and FlexShares Trust since 2011; Vice President and Compliance Consultant for TNTC since 2006; Anti-Money Laundering Compliance Officer for The Northern Trust Company of Connecticut from 2009 to 2013; Audit Manager – Compliance Department of National Futures Association from 2000 to 2006.

Randal Rein Age: 43 50 South LaSalle Street Chicago, Illinois 60603 Treasurer since 2008	Senior Vice President of NTI since 2010 and Senior Vice President of Fund Administration of TNTC through 2010; Vice President of Fund Administration of TNTC from 2007 to 2010; Second Vice President of Fund Administration of TNTC from 2002 to 2007.

Michael Pryszcz Age: 46 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Accounting of TNTC since 2010; Vice President of Fund Accounting of TNTC from 2005 to 2010; Second Vice President of Fund Accounting of TNTC from 2000 to 2005.

Richard Crabill Age: 45 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Administration of TNTC since 2011; Vice President of Fund Administration of TNTC from 2005 to 2011; Second Vice President of Fund Administration of TNTC from 2002 to 2005.

Michael Meehan Age: 43 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2011	Vice President of NTI since 2011; Vice President of Fund Administration of TNTC from 2009 to 2011; Second Vice President of Fund Administration of TNTC from 2008 to 2009; Officer of Fund Administration of TNTC from 2005 to 2008.

Gregory A. Chidsey Age: 45 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2013	Senior Vice President of Financial Reporting of TNTC since 2010; Senior Manager and Assistant Treasurer for the Van Kampen Funds from 2007 to 2010; Vice President in Fund Administration of TNTC from 2004 to 2007; Second Vice President in Fund Administration of TNTC from 2000 to 2004.

NAME, ADDRESS, AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
Craig R. Carberry, Esq. Age: 53 50 South LaSalle Street Chicago, Illinois 60603 Secretary since 2010	Senior Legal Counsel and U.S. Funds General Counsel at TNTC since May 2000; Secretary of NTI since 2000; Secretary of NT Alpha Strategies Fund since 2004; Secretary of Northern Trust Global Advisors, Inc. from 2007 to 2012; Secretary of The Northern Trust Company of Connecticut from 2009 to 2013; Secretary of NT Equity Long/Short Strategies Fund and FlexShares Trust since 2011; Secretary of NETS Trust from 2008 to 2009.

Owen T. Meacham, Esq. Age: 43 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2008	Senior Vice President and Regulatory Administration Senior Attorney of TNTC since 2011; Vice President and Regulatory Administration Senior Attorney of TNTC from 2007 to 2011; Secretary of Harding, Loevner Funds since 2010; Assistant Secretary of Ashmore Funds since 2010.

Jose J. Del Real, Esq. Age: 36 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2011	Vice President and Regulatory Administration Senior Attorney of TNTC since 2012; Vice President and Regulatory Administration Attorney of TNTC from 2011 to 2012; Second Vice President and Regulatory Administration Attorney of TNTC from 2010 to 2011; Associate Attorney in the Investment Services Group at the law firm of Vedder Price, P.C. from 2006 to 2010.

Remuneration of the Trustees and Officers

The Trust, including the Multi-Manager Funds, pays the fees of its Trustees. The Trust’s officers do not receive fees from the Trust for services in such capacities. Northern Trust Corporation and/or its affiliates, of which Mses. Chappell and Hill and Messrs. Carberry, Chidsey, Crabill, Del Real, Meacham, Meehan, Pryszcz, Rein, Schweitzer and Wennlund are officers, receive fees from the Trust as investment adviser, administrator, custodian, and transfer agent.

Trustees are paid an annual retainer plus chairperson fees, both at the Board and Committee levels, in addition to reimbursement of any travel and other expenses incurred in attending Board and Committee meetings. The Trust does not provide pension or retirement benefits to the Trustees.

Effective October 29, 2002, each Trustee became entitled to participate in the Northern Funds Deferred Compensation Plan (the “Plan”). Under the Plan, a Trustee may have elected to have his or her deferred fees treated as if they had been invested by the Trust in the shares of the Global Tactical Asset Allocation Fund of Northern Funds or the Diversified Assets Portfolio of Northern Institutional Funds and/or at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed-income instruments selected by the Trust that are “eligible securities” as defined by that rule. Effective August 22, 2013, the Trustees may no longer defer their compensation. Any amounts deferred and deemed invested under the Plan shall continue to be deemed as invested pursuant to the Plan. The amounts paid to the Trustees under the Plan will be determined based upon the performance of such investments. Deferral of Trustees’ fees will not obligate the Trust to retain the service of any Trustee or obligate the Trust to any level of compensation to the Trustee.

The compensation paid to each Trustee by each Fund and by the Northern mutual fund complex as a whole is set forth in Appendix C.

Ownership of Fund Shares

The following table shows the dollar range of the value of shares of each Fund, and the dollar value of the shares of all investment portfolios in the Northern mutual fund complex, owned directly or beneficially by the Trustee Nominees, as of December 31, 2013.

Independent Trustee Nominees	Dollar Range of Equity Securities in each Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee or Nominee in Family of Investment Companies(1)
William L. Bax	Income Equity Fund – Over $100,000 International Equity Fund – Over $100,000 Multi-Manager Emerging Markets Fund – Over $100,000	Over $100,000

Edward J. Condon, Jr.

Stock Index Fund – $50,001-$100,000

Large Cap Growth Fund – Over $100,000

Emerging Markets Equity Index Fund – $10,001-$50,000

Short-Intermediate U.S. Government Fund – $10,001-$50,000

High Yield Fixed Income $10,001-$50,000

Money Market Fund – $1-$10,000

Over $100,000

Mark G. Doll(4)	None	None

Sandra Polk Guthman

Income Equity Fund – Over $100,000

Large Cap Growth Fund – Over $100,000

Money Market Fund – $10,001-$50,000

Ultra-Short Fixed Income Fund – Over $100,000

Short Bond Fund – Over $100,000(2)

Global Tactical Asset Allocation Fund – Over $100,000

Over $100,000

Mary Jacobs Skinner

Money Market Fund – $10,001-$50,000

Large Cap Equity Fund – Over $100,000

Large Cap Growth – Over $100,000

Small Cap Core Fund – $50,001-$100,000

Technology Fund – $10,001-$50,000

Short-Intermediate Tax-Exempt Fund – Over $100,000

Over $100,000(3)

Richard P. Strubel

Large Cap Equity Fund – Over $100,000

Small Cap Core Fund – Over $100,000

Money Market Fund – Over $100,000

Multi-Manager International Equity Fund –

Over $100,000

Multi-Manager Mid Cap Fund – Over $100,000

Over $100,000

Independent Trustee Nominees	Dollar Range of Equity Securities in each Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee or Nominee in Family of Investment Companies(1)
Casey J. Sylla

Short-Intermediate U.S. Government Fund –

Over $100,000

Fixed Income Fund – Over $100,000

High Yield Fixed Income Fund – Over $100,000

Bond Index Fund – Over $100,000

Stock Index Fund – Over $100,000

Mid Cap Index Fund – $50,001-$100,000

Small Cap Index Fund – $10,001-$50,000

Emerging Markets Equity Index Fund – $50,001-$100,000

International Equity Index Fund – Over $100,000

Global Real Estate Index Fund – $50,001-$100,000

Over $100,000
Cynthia Plouché(5)	None	None

Interested Trustee Nominee	Dollar Range of Equity Securities in each Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee or Nominee in Family of Investment Companies(1)
Stephen N. Potter	Money Market Fund – $10,001-$50,000 Municipal Money Market Fund – $50,001-$100,000	Over $100,000

(1)	The Northern Mutual Fund Complex consists of Northern Institutional Funds and Northern Funds. As of December 31, 2013, Northern Funds offered 48 portfolios (including 9 Multi-Manager Funds) and Northern Institutional Funds offered 8 portfolios.
(2)	Shares held through a foundation for which Ms. Guthman has limited investment discretion with respect to the foundation’s account for cash management purposes.
(3)	Includes amounts in Ms. Skinner’s Deferred Compensation Plan account, which is treated as if invested in the Diversified Assets Portfolio of Northern Institutional Funds.
(4)	Mr. Doll became a Trustee on May 17, 2013.
(5)	Ms. Plouché was not a Trustee on December 31, 2013.

Interests of Trustees and Officers

As of February 24, 2014, the Trustees and officers as a group owned beneficially less than 1% of the outstanding shares of each Fund.

Board Meetings, Committees and Other Related Matters

Each Board is responsible for overseeing generally the operation of its respective Funds, including reviewing and approving the Funds’ contracts with NTI. The officers are responsible for the day-to-day management and administration of the Funds’ operations. The Northern Funds Board met five times during the fiscal year ended March 31, 2013. The Multi-Manager Board met five times during the fiscal year ended March 31, 2013. Each Trustee attended or participated telephonically in at least 75% of all applicable Board and Committee meetings. A shareholder may send communications to a Board by writing the Board c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

Committees of the Northern Funds Board

The Northern Funds Board has established standing Audit, Governance and Valuation Committees.

The Audit Committee currently consists of three members: Messrs. Bax (chairperson), Condon, and Strubel (ex officio). The Audit Committee oversees the audit process and provides assistance to the Board with respect to fund accounting, tax compliance and financial statement matters. In performing its responsibilities, the Audit

Committee selects and recommends annually to the Board an independent registered public accounting firm to audit the books and records of the Northern Funds for the ensuing year, and reviews with the firm the scope and results of the audit. The Audit Committee also is designated as the qualified legal compliance committee under the Sarbanes-Oxley Act of 2002. The Audit Committee convenes at least four times each year to meet with the independent registered public accounting firm to review the scope and results of the audit and to discuss other non-audit matters. During the fiscal year ended March 31, 2013, the Audit Committee of Northern Funds convened five times.

The Governance Committee consists of three members: Mses. Guthman (chairperson) and Skinner and Mr. Strubel (ex officio). The functions performed by the Governance Committee include, among other things, selecting and nominating candidates to serve as Independent Trustees, reviewing and making recommendations regarding Trustee compensation, developing policies regarding Trustee education, subject to Board oversight, supervising the Trust’s CCO and reviewing information and making recommendations to the Board in connection with the Board’s annual consideration of the Fund’s service providers. During the fiscal year ended March 31, 2013, the Governance Committee of Northern Funds convened four times. A copy of the Governance Committee Charter is attached as Appendix D.

In connection with the selection and nomination of candidates to the Northern Funds Board, the Governance Committee is required to evaluate the qualifications of candidates for Board membership and, for Independent Trustees, their independence from the Trust’s investment adviser and other principal service providers. Persons selected as Independent Trustees must be independent in terms of both the letter and the spirit of the 1940 Act. The Committee is also required to consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence (for example, business, financial or family relationships with the investment advisers or other service providers). In filling Board vacancies, the Governance Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to the attention of Northern Funds Governance Committee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996. The Governance Committee has selected and nominated the Nominees for election at the Meeting.

The following qualifications, abilities and characteristics of candidates establish evaluation criteria that shall be used by the Governance Committee. The Trust’s intent is that the Board, as a whole, will maintain integrity and ethical behavior, sound business judgment, specific expertise and diversity of background required to provide for the duties and the responsibilities of Independent Trustees of the Trust’s Board.

The Governance Committee Charter contains guidelines for the Governance Committee in choosing candidates for the Northern Funds Board. In general, Independent Trustees as a group, should to the extent possible: (1) be drawn from the ranks of respected and accomplished senior leaders; (2) strive to achieve diversity in terms of gender and race; and (3) reflect a diversity of business experience. The following factors are taken into consideration by the Northern Funds Governance Committee when evaluating an Independent Trustee candidate: (1) personal integrity; (2) an ability to act independently with regard to the Trust’s affiliates and others in order to protect the interests of the Trust and its shareholders; (3) a demonstrated ability to use sound business judgment gained through broad experience where the candidate has dealt with management, technical, financial or regulatory issues; (4) a sufficient financial or accounting knowledge to evaluate and analyze, financial, accounting, audit and fund performance reports; (5) a breadth of experience on corporate or other institutional oversight bodies having similar responsibilities demonstrating a diligent fiduciary interest and concern; and (6) an ability and an expressed desire and willingness to make the necessary commitment of time and effort to bring continuing value to the Trust, the Northern Funds Board, applicable committees, and the Northern Funds’ shareholders.

The Valuation Committee consists of five members: Messrs. Sylla (chairperson), Condon, Doll, Potter and Strubel (ex officio). The Valuation Committee oversees the valuation of portfolio securities of the Northern Funds in accordance with the Trust’s valuation procedures. During the fiscal year ended March 31, 2013, the Valuation Committee of Northern Funds convened five times.

THE NF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES,

UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE NORTHERN FUNDS

VOTE FOR EACH NOMINEE LISTED ABOVE.

Committees of the Multi-Manager Board

The Multi-Manager Board has established an Audit Committee and an Ad Hoc Committee as standing committees of the Board.

The Audit Committee currently consists of three members: Messrs. Bax (chairperson), Condon, and Strubel (ex officio). The Audit Committee oversees the audit process and provides assistance to the Multi-Manager Board with respect to fund accounting, tax compliance and financial statement matters. In performing its responsibilities, the Audit Committee selects and recommends annually to the Multi-Manager Board an independent registered public accounting firm to audit the books and records of the Trust for the ensuing year, and reviews with the firm the scope and results of each audit. The Audit Committee also is designated as the qualified legal compliance committee under the Sarbanes-Oxley Act of 2002. The Audit Committee convenes at least four times each year to meet with the independent registered public accounting firm to review the scope and results of the audit and to discuss other non-audit matters. During the fiscal year ended March 31, 2013, the Audit Committee convened five times.

The Multi-Manager Board also has an Ad Hoc Committee. The Ad Hoc Committee consists of two members: Mses. Guthman (Chairperson) and Mr. Strubel (ex officio). The functions performed by the Ad Hoc Committee include, among other things, selecting and nominating candidates to serve as Independent Trustees, reviewing and making recommendations regarding Trustee compensation, developing policies regarding Trustee education, supervising the Trust’s CCO and reviewing and making recommendations to the Multi-Manager Board in connection with the Board’s annual consideration of the Multi-Manager Funds’ service provider agreements. During the Fund’s fiscal year ended March 31, 2013, the Ad Hoc Committee convened four times. Nominee recommendations should be submitted to the attention of Northern Multi-Manager Funds Ad Hoc Committee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996. The Ad Hoc Committee has selected and nominated the Nominees for election to the Multi-Manager Board at the Meeting. The Ad Hoc Committee’s charter is attached as Appendix E.

In connection with the selection and nomination of candidates to the Multi-Manager Board, the Ad Hoc Committee is required to evaluate the qualifications of candidates for Board membership and, for Independent Trustees, their independence from the Trust’s investment adviser and other principal service providers. Persons selected as Independent Trustees must be independent in terms of both the letter and the spirit of the 1940 Act. The Committee is also required to consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence (for example, business, financial or family relationships with the investment advisers or other service providers). In filling Board vacancies, the Ad Hoc Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to the attention of Northern Multi-Manager Funds Ad Hoc Committee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996. The Ad Hoc Committee has selected and nominated the Nominees for election at the Meeting.

The following qualifications, abilities and characteristics of candidates establish evaluation criteria that shall be used by the Ad Hoc Committee. The Trust’s intent is that the Board, as a whole, will maintain integrity and ethical behavior, sound business judgment, specific expertise and diversity of background required to provide for the duties and the responsibilities of Independent Trustees of the Multi-Manager Board.

The Ad Hoc Committee Charter contains guidelines for the Governance Committee in choosing candidates for the Multi-Manager Board. In general, Independent Trustees as a group should to the extent possible: (1) be drawn from the ranks of respected and accomplished senior leaders; (2) strive to achieve diversity in terms of gender and race; and (3) reflect a diversity of business experience. The following factors are taken into consideration by the Multi-Manager Funds Ad Hoc Committee when evaluating an Independent Trustee candidate: (1) personal integrity; (2) an ability to act independently with regard to the Funds’ affiliates and others in order to protect the interests of the Funds and their shareholders; (3) a demonstrated ability to use sound business judgment gained through broad experience where the candidate has dealt with management, technical, financial or regulatory issues; (4) a sufficient financial or accounting knowledge to evaluate and analyze, financial, accounting, audit and fund performance reports; (5) a breadth of experience on corporate or other institutional oversight bodies having similar responsibilities demonstrating a diligent fiduciary interest and concern; and (6) an ability and an expressed desire and willingness to make the necessary commitment of time and effort to bring continuing value to the Funds, the Multi-Manager Board, applicable committees, and the Multi-Manager Funds’ shareholders.

THE NMM TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE MULTI-MANAGER FUNDS VOTE “FOR” EACH NOMINEE LISTED ABOVE.

PROPOSAL 2 – APPROVAL OF PROPOSED MANAGEMENT AGREEMENTS

NORTHERN FUNDS

NORTHERN MULTI-MANAGER FUNDS

Overview

Each Fund’s current investment advisory and ancillary services agreement (the “Current Advisory Agreements”) states that NTI, as investment adviser to the Funds, will provide investment advisory and ancillary services to each Fund for a fee at an annualized rate calculated as a percentage of each Fund’s assets as set forth on an exhibit to the Current Advisory Agreement. Each Fund’s administration agreement (the “Current Administration Agreement” and together with the Current Advisory Agreements, the “Current Agreements”) states that NTI, as administrator to the Funds, will provide administration services to the Funds that are exclusive of those in the Current Advisory Agreements for a fee at an annualized rate calculated as a percentage of each Fund’s assets as set forth on an exhibit to the Current Administration Agreement. After careful consideration, each of the Northern Funds Board and the Multi-Manager Board concluded that it would be in the best interests of shareholders of the respective Funds to combine the services provided by NTI under the Current Agreements for each Fund into one management agreement (each a “Proposed Management Agreement,” together the “Proposed Management Agreements”) under which shareholders would be charged a single fee for both types of services. The Trustees considered that the Proposed Management Agreements would provide the same level and quality of services to each of the respective Funds as had been previously provided separately under each of the Current Agreements. The Trustees also considered that the fees to be charged to each Fund under the Proposed Management Agreements would be lower than the combined advisory and administration fees charged to each Fund under the Current Agreements. They also considered that the Funds’ total annual fund operating expenses under the Proposed Management Agreements will be reduced under the Proposed Management Agreements, but that the Funds’ total annual fund operating expenses after expense reimbursements under the Proposed Management Agreements will be the same as under the Current Agreements. If shareholders approve this Proposal, each Fund will be governed by its respective Proposed Management Agreement.

At a meeting held on February 14, 2014, the Northern Funds Board, including a majority of the Independent Trustees, approved the Proposed Management Agreement for Northern Funds. At the same meeting, the Northern Funds Board, including a majority of the Independent Trustees, approved an expense reimbursement agreement under which NTI will agree to reimburse expenses of the Northern Funds, subject to certain exceptions, to keep the Northern Funds’ total annual operating expenses from exceeding the current contractual expense caps for a period of one year beginning June 30, 2014.

The Multi-Manager Board, including a majority of the Independent Trustees, voted to increase the breakpoints of the Multi-Manager Emerging Markets Debt Opportunity Fund from $1.0 billion and $2 billion to $1.5 billion and $2.5 billion, respectively. The Multi-Manager Board took this action to make the Multi-Manager Emerging Markets Debt Opportunity Fund’s breakpoints consistent with other fixed income Funds in the complex and with industry competitor funds.

At a meeting held on February 13, 2014, the Multi-Manager Board, including a majority of Independent Trustees, approved the Proposed Management Agreement for the Multi-Manager Funds. At the same meeting, the Multi-Manager Board, including a majority of the Independent Trustees, approved an expense reimbursement agreement under which NTI will agree to reimburse expenses of the Multi-Manager Funds, subject to certain exceptions, to keep the Multi-Manager Funds’ total annual operating expenses from exceeding their current contractual expense caps for a one-year period beginning June 30, 2014.

If a Fund’s shareholders do not approve this Proposal for their Fund, that Fund will not enter into the Proposed Management Agreements—the practical effect of which will be that the Current Advisory Agreement and Current Administration Agreement for your Fund will continue in effect, and the sum of your fees for investment advisory and administration services will be higher than the management fees would have been under the Proposed Management Agreement.

The Proposed Management Agreements for the Funds are attached to this Joint Proxy Statement as Appendix F. The Proposed Management Agreements contain a number of non-material, updating changes from the Current Agreements, but the only change of substance is the decrease in the combined fees for each Fund. The Proposed Management Agreements contain breakpoints for certain Funds that are triggered when the applicable Fund’s assets reach certain asset levels. The asset levels and percentage decrease in management fees at each breakpoint are the same as those for the current advisory fee breakpoints applicable to each Fund, other than the Multi-Manager Emerging Markets Debt Opportunity Fund, approved higher breakpoints, as discussed below on page 28. Both the Northern Funds’ and the Multi-Manager Funds’ Current Agreements and the Proposed Management Agreements: (a) continue in effect for a Fund from year to year so long as such continuance is approved annually by a majority of the Independent Trustees and by either a majority of the outstanding voting shares of the Funds or the Trustees; (b) may be terminated without payment of penalty by the Trust or by NTI on 60 days’ notice, and terminate automatically in the event of their assignment; and (c) may not be amended without the approval of the majority of Trustees, including a majority of the Independent Trustees, and to the extent required by the 1940 Act, a majority of the outstanding voting shares of the Funds.

The Current Agreements

Northern Funds. Northern Funds’ Current Advisory Agreement, dated January 29, 2008, as amended from time to time, governs the investment advisory services provided to the Funds. Northern Funds Current Administration Agreement, dated January 1, 2009, governs the administrative services provided to Northern Funds. The Investment Advisory and Ancillary Services Agreement is among Northern Funds (other than the Multi-Manager Funds) and NTI. The Administration Agreement is among the Northern Funds, including the Multi-Manager Funds, and NTI. The Advisory Agreement for Northern Funds was submitted previously to a shareholder vote on January 29, 2008. For Northern Funds with inception dates after that date, the Current Advisory Agreement was approved by the initial sole shareholder of each Fund upon inception.

Northern Multi-Manager Funds. The Multi-Manager Funds’ Current Advisory Agreement is dated May 5, 2006, as amended. The Multi-Manager Funds’ Current Administration Agreement, dated January 1, 2009, governs the administrative services provided to the Multi-Manager Funds. The Current Advisory Agreement for the Northern Multi-Manager Funds was originally made between the Northern Multi-Manager Funds, NTI and The Northern Trust Company of Connecticut (“NTCC”), with NTI and NTCC serving jointly as investment advisers to the Multi-Manager Funds. Effective January 1, 2014, NTCC was reorganized into NTI, and NTI assumed the responsibilities of NTCC as investment adviser under the Multi-Manager Funds’ Current Advisory Agreement with respect to each of the Multi-Manager Funds. The fees payable by the Multi-Manager Funds, the personnel who manage the Multi-Manager Funds and the services provided to the Multi-Manager Funds remain unchanged under the Current Advisory Agreement as a result of the assumption of these responsibilities. NTI also assumed the responsibilities of NTCC under the sub-advisory agreements in place among NTI, NTCC and each of the sub-advisers to the Multi-Manager Funds. The Current Advisory Agreement for the Multi-Manager Funds was approved by the sole shareholder of each Fund upon the Fund’s inception and has not been submitted previously to a shareholder vote.

Comparison of Current Agreements with Proposed Management Agreements

Fees

Under the Proposed Management Agreements, NTI will continue to provide advisory and administration services, but the fees payable by the Funds under the Proposed Management Agreements will be less than the aggregate of the current advisory fees and current administration fees.

The following tables allow you to compare each Fund’s current advisory fees and current administration fees with the Proposed Management Fee at each breakpoint, if applicable to your Fund. In each case, and at each breakpoint, the fees to be paid by a shareholder under the Proposed Management Agreements are lower than the combination of the current advisory fee and the current administration fee. The Current Administration Agreements do not contain breakpoints as Fund assets increase.

Northern Funds

Fund	Fee Comparison
	First $1.5 Billion	Next $1 Billion	Over $2.5 Billion
Fixed Income
Current Advisory Fees	0.40%	0.38%	0.36%
Current Advisory and Administration Fees	0.55%	0.53%	0.51%
Proposed Management Fees	0.43%	0.417%	0.404%
Current versus Proposed Fee Difference	(0.12)%	(0.113)%	(0.106)%

High Yield Fixed Income
Current Advisory Fees	0.70%	0.66%	0.63%
Current Advisory and Administration Fees	0.85%	0.81%	0.78%
Proposed Management Fees	0.79%	0.766%	0.743%
Current versus Proposed Fee Difference	(0.06)%	(0.044)%	(0.037)%

Short-Intermediate U.S. Government
Current Advisory Fees	0.40%	0.38%	0.36%
Current Advisory and Administration Fees	0.55%	0.53%	0.51%
Proposed Management Fees	0.38%	0.369%	0.358%
Current versus Proposed Fee Difference	(0.17)%	(0.161)%	(0.152)%

Tax-Advantaged Ultra-Short Fixed Income
Current Advisory Fees	0.15%	0.141%	0.135%
Current Advisory and Administration Fees	0.30%	0.291%	0.285%
Proposed Management Fees	0.23%	0.223%	0.216%
Current versus Proposed Fee Difference	(0.07)%	(0.068)%	(0.069)%

Ultra-Short Fixed Income
Current Advisory Fees	0.15%	0.141%	0.135%
Current Advisory and Administration Fees	0.30%	0.291%	0.285%
Proposed Management Fees	0.23%	0.223%	0.216%
Current versus Proposed Fee Difference	(0.07)%	(0.068)%	(0.069)%

U.S. Government
Current Advisory Fees	0.70%	0.66%	0.63%
Current Advisory and Administration Fees	0.85%	0.81%	0.78%
Proposed Management Fees	0.38%	0.369%	0.358%
Current versus Proposed Fee Difference	(0.47)%	(0.441)%	(0.422)%

Short-Intermediate Tax-Exempt
Current Advisory Fees	0.50%	0.47%	0.45%
Current Advisory and Administration Fees	0.65%	0.62%	0.60%
Proposed Management Fees	0.43%	0.417%	0.404%
Current versus Proposed Fee Difference	(0.22)%	(0.203)%	(0.196)%

Arizona Tax-Exempt
Current Advisory Fees	0.55%	0.52%	0.50%
Current Advisory and Administration Fees	0.70%	0.67%	0.65%
Proposed Management Fees	0.43%	0.417%	0.404%
Current versus Proposed Fee Difference	(0.27)%	(0.253)%	(0.246)%

Fund	Fee Comparison
	First $1.5 Billion	Next $1 Billion	Over $2.5 Billion
California Intermediate Tax-Exempt
Current Advisory Fees	0.55%	0.52%	0.50%
Current Advisory and Administration Fees	0.70%	0.67%	0.65%
Proposed Management Fees	0.43%	0.417%	0.404%
Current versus Proposed Fee Difference	(0.27)%	(0.253)%	(0.246)%

California Tax-Exempt
Current Advisory Fees	0.55%	0.52%	0.50%
Current Advisory and Administration Fees	0.70%	0.67%	0.65%
Proposed Management Fees	0.43%	0.417%	0.404%
Current versus Proposed Fee Difference	(0.27)%	(0.253)%	(0.246)%

High Yield Municipal
Current Advisory Fees	0.65%	0.61%	0.59%
Current Advisory and Administration Fees	0.80%	0.76%	0.74%
Proposed Management Fees	0.77%	0.747%	0.725%
Current versus Proposed Fee Difference	(0.03)%	(0.013)%	(0.015)%

Intermediate Tax-Exempt
Current Advisory Fees	0.55%	0.52%	0.50%
Current Advisory and Administration Fees	0.70%	0.67%	0.65%
Proposed Management Fees	0.43%	0.417%	0.404%
Current versus Proposed Fee Difference	(0.27)%	(0.253)%	(0.246)%

Tax-Exempt
Current Advisory Fees	0.55%	0.52%	0.50%
Current Advisory and Administration Fees	0.70%	0.67%	0.65%
Proposed Management Fees	0.43%	0.417%	0.404%
Current versus Proposed Fee Difference	(0.27)%	(0.253)%	(0.246)%

Core Bond
Current Advisory Fees	0.40%	0.38%	0.36%
Current Advisory and Administration Fees	0.55%	0.53%	0.51%
Proposed Management Fees	0.38%	0.369%	0.358%
Current versus Proposed Fee Difference	(0.17)%	(0.161)%	(0.152)%

Short Bond
Current Advisory Fees	0.40%	0.38%	0.36%
Current Advisory and Administration Fees	0.55%	0.53%	0.51%
Proposed Management Fees	0.38%	0.369%	0.358%
Current versus Proposed Fee Difference	(0.17)%	(0.161)%	(0.152)%

Fund	First $1 Billion	Next $1 Billion	Over $2 Billion
Income Equity
Current Advisory Fees	0.85%	0.80%	0.77%
Current Advisory and Administration Fees	1.00%	0.95%	0.92%
Proposed Management Fees	0.95%	0.922%	0.894%
Current versus Proposed Fee Difference	(0.05)%	(0.028)%	(0.026)%

Fund	First $1 Billion	Next $1 Billion	Over $2 Billion
International Equity
Current Advisory Fees	0.90%	0.85%	0.81%
Current Advisory and Administration Fees	1.05%	1.00%	0.96%
Proposed Management Fees	1.00%	0.97%	0.941%
Current versus Proposed Fee Difference	(0.05)%	(0.03)%	(0.019)%

Large Cap Equity
Current Advisory Fees	0.75%	0.71%	0.68%
Current Advisory and Administration Fees	0.90%	0.86%	0.83%
Proposed Management Fees	0.83%	0.805%	0.781%
Current versus Proposed Fee Difference	(0.07)%	(0.055)%	(0.049)%

Large Cap Growth
Current Advisory Fees	0.75%	0.71%	0.68%
Current Advisory and Administration Fees	0.90%	0.86%	0.83%
Proposed Management Fees	0.83%	0.805%	0.781%
Current versus Proposed Fee Difference	(0.07)%	(0.055)%	(0.049)%

Large Cap Value
Current Advisory Fees	0.85%	0.80%	0.77%
Current Advisory and Administration Fees	1.00%	0.95%	0.92%
Proposed Management Fees	0.83%	0.805%	0.781%
Current versus Proposed Fee Difference	(0.17)%	(0.145)%	(0.139)%

Technology
Current Advisory Fees	1.00%	0.94%	0.90%
Current Advisory and Administration Fees	1.15%	1.09%	1.05%
Proposed Management Fees	1.10%	1.067%	1.035%
Current versus Proposed Fee Difference	(0.05)%	(0.023)%	(0.015)%

Fund		Fee Comparison
Stock Index
Current Advisory Fees		0.10%
Current Advisory and Administration Fees		0.25%
Proposed Management Fees		0.08%
Current versus Proposed Fee Difference		(0.17)%

Small Cap Index
Current Advisory Fees		0.20%
Current Advisory and Administration Fees		0.35%
Proposed Management Fees		0.13%
Current versus Proposed Fee Difference		(0.22)%

Mid Cap Index
Current Advisory Fees		0.20%
Current Advisory and Administration Fees		0.35%
Proposed Management Fees		0.13%
Current versus Proposed Fee Difference		(0.22)%

Bond Index
Current Advisory Fees		0.15%
Current Advisory and Administration Fees		0.30%
Proposed Management Fees		0.13%
Current versus Proposed Fee Difference		(0.17)%

Fund	Fee Comparison
U.S. Treasury Index
Current Advisory Fees	0.30%
Current Advisory and Administration Fees	0.45%
Proposed Management Fees	0.13%
Current versus Proposed Fee Difference	(0.32)%

International Equity Index
Current Advisory Fees	0.25%
Current Advisory and Administration Fees	0.40%
Proposed Management Fees	0.18%
Current versus Proposed Fee Difference	(0.22)%

Emerging Markets Equity Index
Current Advisory Fees	0.35%
Current Advisory and Administration Fees	0.50%
Proposed Management Fees	0.21%
Current versus Proposed Fee Difference	(0.29)%

Global Sustainability Index
Current Advisory Fees	0.35%
Current Advisory and Administration Fees	0.50%
Proposed Management Fees	0.18%
Current versus Proposed Fee Difference	(0.32)%

Global Real Estate Index
Current Advisory Fees	0.35%
Current Advisory and Administration Fees	0.50%
Proposed Management Fees	0.40%
Current versus Proposed Fee Difference	(0.10)%

Global Tactical Asset Allocation
Current Advisory Fees	0.15%
Current Advisory and Administration Fees	0.30%
Proposed Management Fees	0.23%
Current versus Proposed Fee Difference	(0.07)%

Large Cap Core
Current Advisory Fees	0.30%
Current Advisory and Administration Fees	0.45%
Proposed Management Fees	0.44%
Current versus Proposed Fee Difference	(0.01)%

Small Cap Value
Current Advisory Fees	0.85%
Current Advisory and Administration Fees	1.00%
Proposed Management Fees	0.95%
Current versus Proposed Fee Difference	(0.05)%

Small Cap Core
Current Advisory Fees	0.85%
Current Advisory and Administration Fees	1.00%
Proposed Management Fees	0.74%
Current versus Proposed Fee Difference	(0.26)%

Fund	Fee Comparison
Money Market
Current Advisory Fees	0.25%
Current Advisory and Administration Fees	0.35%
Proposed Management Fees	0.33%
Current versus Proposed Fee Difference	(0.02)%

U.S. Government Money Market
Current Advisory Fees	0.25%
Current Advisory and Administration Fees	0.35%
Proposed Management Fees	0.33%
Current versus Proposed Fee Difference	(0.02)%

U.S. Government Select Money Market
Current Advisory Fees	0.25%
Current Advisory and Administration Fees	0.35%
Proposed Management Fees	0.33%
Current versus Proposed Fee Difference	(0.02)%

Municipal Money Market
Current Advisory Fees	0.25%
Current Advisory and Administration Fees	0.35%
Proposed Management Fees	0.33%
Current versus Proposed Fee Difference	(0.02)%

California Municipal Money Market
Current Advisory Fees	0.25%
Current Advisory and Administration Fees	0.35%
Proposed Management Fees	0.33%
Current versus Proposed Fee Difference	(0.02)%

Multi-Manager Funds

Fund	Fee Comparison
	First $1 Billion	Next $1 Billion	Over $2 Billion
Multi-Manager Emerging Markets Equity
Current Advisory Fees	1.20%	1.13%	1.08%
Current Advisory and Administration Fees	1.35%	1.28%	1.23%
Proposed Management Fees	1.30%	1.261%	1.223%
Current versus Proposed Fee Difference	(0.05)%	(0.019)%	(0.007)%

Multi-Manager Global Listed Infrastructure Fund
Current Advisory Fees	0.80%	0.75%	0.72%
Current Advisory and Administration Fees	0.95%	0.90%	0.87%
Proposed Management Fees	0.90%	0.873%	0.847%
Current versus Proposed Fee Difference	(0.05)%	(0.027)%	(0.023)%

Multi-Manager Global Real Estate
Current Advisory Fees	1.10%	1.03%	0.99%
Current Advisory and Administration Fees	1.25%	1.18%	1.14%
Proposed Management Fees	1.05%	1.019%	0.988%
Current versus Proposed Fee Difference	(0.20)%	(0.161)%	(0.152)%

Fund	Fee Comparison
	First $1 Billion	Next $1 Billion	Over $2 Billion
Multi-Manager International Equity
Current Advisory Fees	1.10%	1.03%	0.99%
Current Advisory and Administration Fees	1.25%	1.18%	1.14%
Proposed Management Fees	1.15%	1.116%	1.083%
Current versus Proposed Fee Difference	(0.10)%	(0.064)%	(0.057)%

Multi-Manager Large Cap
Current Advisory Fees	0.90%	0.85%	0.81%
Current Advisory and Administration Fees	1.05%	1.00%	0.96%
Proposed Management Fees	0.88%	0.854%	0.828%
Current versus Proposed Fee Difference	(0.17)%	(0.146)%	(0.132)%

Multi-Manager Mid Cap
Current Advisory Fees	0.90%	0.85%	0.81%
Current Advisory and Administration Fees	1.05%	1.00%	0.96%
Proposed Management Fees	0.98%	0.951%	0.922%
Current versus Proposed Fee Difference	(0.07)%	(0.049)%	(0.038)%

Multi-Manager Small Cap
Current Advisory Fees	1.10%	1.03%	0.99%
Current Advisory and Administration Fees	1.25%	1.18%	1.14%
Proposed Management Fees	1.08%	1.048%	1.017%
Current versus Proposed Fee Difference	(0.17)%	(0.132)%	(0.123)%

Multi-Manager High Yield Opportunity
Current Advisory Fees	0.80%	0.75%	0.72%
Current Advisory and Administration Fees	0.95%	0.90%	0.87%
Proposed Management Fees	0.85%	0.825%	0.80%
Current versus Proposed Fee Difference	(0.10)%	(0.075)%	(0.07)%

Multi-Manager Emerging Markets Debt Opportunity Fund

The fee schedule for the Multi-Manager Emerging Markets Debt Opportunity Fund will also include revised breakpoints. Under the Current Advisory Agreement, the Multi-Manager Emerging Markets Debt Opportunity Fund’s advisory fee has breakpoints that lower the advisory fees paid by the Fund as set forth in the table below. Under the Proposed Management Agreement, the breakpoints in the Fund’s management fees will be increased to higher levels as set forth in the table below. Under the Proposed Management Agreement, including the revised breakpoints, the Fund’s Management Fees will be lower than its current combined advisory and administration fees, as shown in the tables below.

Multi-Manager Emerging Markets Debt Opportunity Fund
Current Breakpoint Asset Levels	First $1 Billion	Next $1 Billion	Over $2 Billion
Current Advisory Fees	0.75%	0.70%	0.67%
Current Administration Fees	0.15%	0.15%	0.15%
Current Advisory and Administration Fees	0.90%	0.85%	0.82%

Proposed Breakpoint Asset Levels	First $1.5 Billion	Next $1 Billion	Over $2.5 Billion
Proposed Management Fees	0.85%	0.825%	0.80%
Current Advisory and Administration Fees at Revised Breakpoint	0.883%	0.835%	0.825%
Difference	(0.033)%	(0.010)%	(0.025)%

Appendix G provides information on the compensation paid to NTI for investment advisory services by investment companies with similar investment objectives.

Pro Forma Fee Tables

In order to allow shareholders to compare the fees currently charged by each Fund with the pro forma fees that would apply if the Proposed Management Agreement was approved by shareholders, tables showing the current and pro forma fees for each of the Northern Funds and Northern Multi-Manager Funds are included under the respective heading as Appendix H. Each table shows the Fund’s current fee table and compares the similar fees that will be applicable if the Proposed Management Agreement is approved. To provide a similar basis for comparison of fees, the Current Advisory Fee and Current Administration Fee charged to each Fund are combined under the “Management Fee” item in the tables.

Expense Examples

Appendix I shows the Expense Examples from each Fund’s current prospectus and compares it with the pro forma expenses that would be charged to each Northern Fund and Northern Multi-Manager Fund if the respective Proposed Management Agreement were approved for the Fund. The examples are intended to help you compare the cost of investing in the relevant Fund both before and after the approval of the Proposed Management Agreements. The examples assume that you invest $10,000 for the time periods indicated (with reinvestment of all dividends and distributions) and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the operating expenses remain the same (taking into account the expense reimbursement arrangement for one year).

Terms of the Proposed Management Agreements and the Current Agreements

The following compares certain terms of the Proposed Management Agreements with similar terms that are contained in the Current Agreements. In each case, the terms contained in the Proposed Management Agreements are substantially similar to those contained in the Current Agreements, as applicable. The main difference between the Proposed Management Agreements and the Current Agreements are the fees charged for advisory and administration services. In each case, the fees under the Proposed Management Agreement will be lower than the current fees.

Indemnification

No changes to the indemnification provisions of the Current Agreements are proposed in connection with the approval of the Proposed Management Agreements in Proposal 2.

Each Current Advisory Agreement and Proposed Management Agreement provides that with respect to advisory services the Trust (or the Funds in the case of the Northern Multi-Manager Funds) agrees to indemnify and hold harmless NTI, its directors, officers, and employees and each person, if any, who controls NTI (collectively, the “Indemnified Parties”) against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act of 1933 (the “1933 Act”), the Securities Exchange Act of 1934, the 1940 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission to state a material fact required to be stated or necessary to make the statements made not misleading in the registration statement, the prospectus, the statement of additional information, or any application or other document filed in connection with the qualification of the Trust (or the Funds in the case of the Northern Multi-Manager Funds) or shares of the Trust (or the Funds in the case of the Northern Multi-Manager Funds) under the Blue Sky or securities laws of any jurisdiction (“Application”), except insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission either pertaining to a breach of NTI’s duties in connection with this Agreement or made in reliance upon and in conformity with information furnished by, through or on behalf of NTI for use in connection with the registration statement, any Application, the prospectuses or the statements of additional information.

The Current Administration Agreement and Proposed Management Agreements each provide that with respect to administration services, the Trust in the case of Northern Funds and the Trust on behalf of the Multi-Manager Funds will indemnify NTI in connection with its administration services. The Current Administration Agreement and proposed Management Agreement also provide that NTI will indemnify Northern Funds and Northern Multi-Manager Funds in connection with the Funds’ duties under the respective agreements.

The Current Agreements and Proposed Management Agreements each state that their indemnification provisions shall not protect any indemnified party against, or entitle any indemnified party to indemnification against, or contribution with respect to, any liability to the Funds or their shareholders to which such indemnified party is subject, by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of a reckless disregard to its obligations and duties, under the applicable agreement or otherwise, to an extent or in a manner inconsistent with Section 17 of the 1940 Act.

Standard of Care

No changes to the standard of care in the Current Advisory Agreements are proposed in connection with the approval of the Proposed Management Agreements in Proposal 2. The Current Advisory Agreements and Proposed Management Agreements state that NTI shall use the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. The standard of care in the Current Administration Agreement is not materially different from the Proposed Management Agreement standard. The Current Administration Agreement and Proposed Management Agreement provide that NTI shall at all times act in good faith and agree to use its best efforts within commercially reasonable limits to ensure the accuracy of all services performed under the Agreement, but assume no responsibility for loss or damage to a Fund unless the errors are caused by NTI’s willful misfeasance, bad faith or negligence in the performance of its duties under the Current Administration Agreement or Proposed Management Agreement, or by reason of its reckless disregard thereof.

Responsibilities of NTI

No change in the responsibilities of NTI in providing investment advisory and administration services as specified under the Current Agreements and Proposed Management Agreements are proposed in connection with Proposal 2. The Current Advisory Agreements and Proposed Management Agreements state that NTI shall manage the investment operations of each of the Funds and the composition of each Fund’s assets, including the purchase, retention and disposition thereof, shall provide supervision of the Funds’ assets, furnish a continuous investment program for such Funds, and shall provide ancillary services to the Funds. The Current Administration Agreement and Proposed Management Agreements state that NTI is responsible for providing the Funds with administration services as specified under the agreements.

Appointment of Sub-Advisers

With respect to the Northern Multi-Manager Funds, no change in the authority of NTI to appoint other investment advisory firms (each a “Sub-Adviser”) are proposed in connection with Proposal 2.

Both the Current Advisory Agreement and the Proposed Management Agreement for Northern Multi-Manager Funds permit NTI to delegate any or all of its investment advisory responsibilities (and the assumption of related expenses) to one or more Sub-Advisers, pursuant in each case, to a written agreement with such

Sub-Adviser that meets the requirements of Section 15 of the 1940 Act applicable to contracts for services as an investment adviser of a registered investment company (including without limitation the requirements for approval by the Multi-Manager Board and the shareholders of a Fund), subject, however, to such exemptions as may be granted by the SEC. Any Sub-Adviser may (but need not) be affiliated with NTI. If Sub-Advisers are engaged to provide investment advisory services with respect to different segments of a Fund, NTI shall (i) determine, in the manner described in the prospectus of the Fund from time to time in effect, what portion of the assets belonging to the Fund shall be managed by each Sub-Adviser, (ii) retain the responsibility to set each Fund’s investment objective, policies and restrictions (the “Policies”) and shall adopt and implement procedures to ensure that the Sub-Advisers comply with the Policies, (iii) oversee the services provided by each Sub-Adviser and its compliance with applicable laws; and (iv) monitor and evaluate each Sub-Adviser’s performance and report on same periodically to the Multi-Manager Board.

Soft Dollars and Best Execution

No change in the responsibilities of NTI with respect to soft dollars and best execution as specified under the Current Advisory Agreements and Proposed Management Agreements are proposed in connection with Proposal 2. The Current Advisory Agreements and Proposed Management Agreements provide that NTI shall place orders pursuant to its determinations either directly with the issuer or with any broker and/or dealer or other person who deals in the securities in which the Fund in question is trading. With respect to common and preferred stocks, in executing portfolio transactions and selecting brokers or dealers, NTI shall use its best judgment to obtain the best overall terms available. In assessing the best overall terms available for any transaction, NTI shall consider all factors they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available and in selecting the broker or dealer to execute a particular transaction, NTI may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to any Fund and/or other account over which NTI and/or an affiliate of NTI exercises investment discretion. With respect to securities other than common and preferred stocks, in placing orders with brokers, dealers or other persons NTI shall attempt to obtain the best net price and execution of its orders, provided that to the extent the execution and price available from more than one broker, dealer or other such person are believed to be comparable, NTI may, at its discretion but subject to applicable law, select the executing broker, dealer or such other person on the basis of NTI’s opinion of the reliability and quality of such broker, dealer or such other person.

Compensation to NTI

The rate of compensation paid to NTI for investment advisory services by each Fund for the fiscal year ended March 31, 2013 is attached as Appendix J. For the Core Bond Fund, Short Bond Fund and U.S. Treasury Index Fund, the tables in Appendix J show the investment advisory fee rates for each Fund’s fiscal year ended November 30, 2012 and the four month period ended March 31, 2013.

The dollar amount of fees paid to NTI for its advisory services for each Fund, after contractual advisory fee waivers by NTI, if any, for the Northern Funds’ (including the Northern Multi-Manager Funds) fiscal year ended March 31, 2013 under the Current Advisory Agreements and the dollar amounts that would be paid by each Fund for the Northern Funds (including the Multi-Manager Funds) under the Proposed Management Agreements are included as Appendix K.

During the fiscal years ended March 31, 2013, no commissions were paid to affiliated brokers by any Northern Funds. During the fiscal year ended March 31, 2013, commissions were paid by the Multi-Manager Global Listed Infrastructure Fund to its affiliated broker, Macquarie Securities. Macquarie Securities is under common control with Macquarie Capital Management LLC, a sub-adviser to the Multi-Manager Global Listed Infrastructure Fund. During the fiscal year ended March 31, 2013, the total amount of commissions paid to

Macquarie Securities amounted to $214, or 0.57% of the Multi-Manager Global Listed Infrastructure Fund’s total commissions during the fiscal year ended March 31, 2013.

Transfer Agency Agreement

At the February 14, 2014 quarterly meeting of the Northern Funds Board and the February 13, 2014 quarterly meeting of the Multi-Manager Board, each Board approved a new Transfer Agency Agreement (the “New Transfer Agency Agreement”) for their respective Funds with TNTC. The New Transfer Agency Agreement will lower each Fund’s transfer agency fees from 0.10% to 0.015% of each Fund’s average daily net assets. The New Transfer Agency Agreement will go into effect for a Fund if the Fund’s shareholders approve the applicable Proposed Management Agreement for the Fund. If any Fund does not approve its Proposed Management Agreement, that Fund will not enter into the New Transfer Agency Agreement and the current Transfer Agency Agreement will continue in effect.

During the fiscal year ended March 31, 2013, TNTC provided Transfer Agency, Custodial and Foreign Custodial services to the Trust and received the fees set forth in Appendix L.

Information Regarding NTI

NTI is a wholly-owned subsidiary of TNTC, an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, it administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. TNTC is the principal wholly-owned subsidiary of Northern Trust Corporation, a financial holding company. As of December 31, 2013, Northern Trust Corporation had assets under custody of $5.6 trillion, and assets under investment management of $884.5 billion. NTI is located at 50 South LaSalle Street, Chicago, IL 60603.

Attached as Appendix M is information about NTI’s principal executive officers and directors.

Each Board Evaluation and Recommendation

At the February 14, 2014 quarterly meeting of the Board, and after careful consideration, the NF Trustees approved the Proposed Management Agreements for the Northern Funds, subject to shareholder approval. The Trustees determined that it would be in the best interest of Fund shareholders if the services under the Current Agreements for each Northern Fund, each of which is provided by NTI, were combined into a single agreement that provided the equivalent services to the Northern Funds for a single fee. The NF Trustees considered that such a change would not decrease the level of services to shareholders that had been provided under the Current Agreements. The NF Trustees also determined that the combination of the Current Advisory Agreements and Current Administration Agreements into a single Management Agreement would result in a lower aggregate advisory and administration fee paid by each Fund to NTI as well as lower total annual fund operating expenses before expense reimbursements than under the Current Agreements. They also considered that total annual fund operating expenses after expense reimbursements would be the same for shareholders of each Northern Fund.

At the February 13, 2014 quarterly meeting of the Multi-Manager Board, and after careful consideration, the NMM Trustees approved the Proposed Management Agreement for the Multi-Manager Funds, subject to shareholder approval. The NMM Trustees’ considerations and determinations for the Multi-Manager Funds were the same as those described above in the immediately preceding paragraph.

The NF Trustees and NMM Trustees last approved the continuation of the Current Agreements of Northern Funds and Northern Multi-Manager Funds at a meeting held on May 15-16, 2013. In addition, the Current Agreements for the Multi-Manager Emerging Markets Debt Opportunity Fund of Northern Funds was initially approved by the Trustees at a quarterly Multi-Manager Board meeting on August 21-22, 2013. The factors considered by the Northern Funds Board and Multi-Manager Board in approving the Proposed Management Agreements are set forth in Appendices N and O, respectively.

THE NF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMEND THAT THE NORTHERN FUND SHAREHOLDERS VOTE “FOR” THE PROPOSED MANAGEMENT AGREEMENT.

THE NMM TRUSTEES UNANIMOUSLY RECOMMEND THAT THE MULTI-MANAGER FUND SHAREHOLDERS VOTE “FOR” THE PROPOSED MANAGEMENT AGREEMENT.

Required Vote

Approval of the Proposed Management Agreements as to each Fund requires the affirmative vote of a majority of the outstanding shares (as defined with respect to voting securities by the 1940 Act) of the Fund voting separately. For this purpose, a majority of the outstanding shares of a Fund means the vote of the lesser of (1) 67% or more of the shares of the Fund present at the Meeting, if the holders of more than 50% of the shares of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund.

PROPOSAL 3. APPROVAL TO CHANGE CERTAIN NORTHERN FUNDS’ INVESTMENT OBJECTIVE FROM A FUNDAMENTAL POLICY TO A NON-FUNDAMENTAL POLICY

Each of Funds listed below currently has an investment objective that is deemed to be fundamental. A Fund with a fundamental investment objective may only change its investment objective upon the vote of a majority of the Fund’s outstanding shares, as such term is defined in the 1940 Act. The Board is seeking the flexibility to change the investment objective of these Funds without a shareholder vote in order to avoid the potential future cost of solicitation of Fund shareholders and to conform to the other Funds’ policies and current industry practices. As a non-fundamental investment objective, each Fund’s investment objective could be changed by the Northern Funds Board upon 60 days’ notice to the Fund’s shareholders. Each Fund’s current investment objective is described below.

Fund	Investment Objective
Fixed Income Fund	The Fund seeks to maximize total return (capital appreciation and income) consistent with reasonable risk.

Short Bond Fund	The Fund seeks to maximize total return (capital appreciation and income) with minimal reasonable risk.

Short-Intermediate U.S. Government Fund	The Fund seeks to maximize total return (capital appreciation and income) with minimal reasonable risk.

International Equity Fund	The Fund seeks to provide long-term capital appreciation. Any income received is incidental to this objective.

Large Cap Equity Fund	The Fund seeks to provide long-term capital appreciation. Any income received is incidental to this objective.

Large Cap Growth Fund	The Fund seeks to provide long-term capital appreciation. Any income received is incidental to this objective.

U.S. Treasury Index Fund	The Fund seeks to provide investment results approximating the performance of the Barclays U.S. Treasury Index.

Stock Index Fund	The Fund seeks to provide investment results approximating the aggregate price and dividend performance of the securities included in the S&P 500® Index.

International Equity Index Fund	The Fund seeks to provide investment results approximating the aggregate price and dividend performance of the securities included in the MSCI EAFE® Index.

Small Cap Index Fund	The Fund seeks to provide investment results approximating the aggregate price and dividend performance of the securities included in the Russell 2000® Index.

Global Tactical Asset Allocation Fund	The Fund seeks to provide long-term capital appreciation and current income.

NTI has advised the Board that the proposed flexibility to permit the Board to change each Fund’s investment objective without a shareholder vote is not expected to affect the manner in which each Fund’s investment program is being conducted at this time, as reflected in each Fund’s current prospectus and statement of additional information.

If the change to a non-fundamental policy is approved, the Board will be required to provide 60 days’ advance notice to shareholders before implementing a further change to the policy.

Board Evaluation and Recommendation

At the February 14, 2014, quarterly meeting of the Northern Funds Board, and after careful consideration, the NF Trustees determined that the change to the investment objective of each Fund from a fundamental policy to a non-fundamental policy that may be changed on 60 days’ notice to shareholders of the Fixed Income Fund, Short Bond Fund, Short-Intermediate U.S. Government Fund, Large Cap Equity Fund, Large Cap Growth Fund, International Equity Fund, Large Cap Equity Fund, Large Cap Growth Fund, U.S. Treasury Index Fund, Stock Index Fund, International Equity Index Fund, Small Cap Index Fund and Global Tactical Asset Allocation Fund is in the best interest of each of these Funds and their shareholders. The NF Trustees considered that it permits the Northern Funds Board to change each Fund’s investment objective, if circumstances change in the future, without the expense of a shareholder vote. The NF Trustees determined that this change is not expected to affect the manner in which each Fund’s investment program is being conducted at this time, as reflected in the Funds’ current prospectus and statement of additional information.

Required Vote

Approval of the amendment to the investment objective from a fundamental policy of each of the Northern Funds to a non-fundamental policy requires the vote of a majority of the outstanding shares (as defined with respect to voting securities by the 1940 Act) of each Northern Fund affected by the proposal voting separately. For this purpose, a majority of the outstanding shares of a Northern Fund means the vote of the lesser of: (1) 67% or more of the Northern Fund’s shares represented at the meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the Northern Fund’s outstanding shares.

THE NORTHERN FUNDS BOARD, INCLUDING THE INDEPENDENT TRUSTEES, BELIEVES THAT THE PROPOSAL IS IN THE BEST INTERESTS OF SHAREHOLDERS OF THE FIXED INCOME FUND, SHORT BOND FUND, SHORT-INTERMEDIATE U.S. GOVERNMENT FUND, LARGE CAP EQUITY FUND, LARGE CAP GROWTH FUND, INTERNATIONAL EQUITY FUND, LARGE CAP EQUITY FUND, U.S. TREASURY INDEX FUND, STOCK INDEX FUND, INTERNATIONAL EQUITY INDEX FUND, SMALL CAP INDEX FUND AND GLOBAL TACTICAL ASSET ALLOCATION FUND AND UNANIMOUSLY RECOMMEND THAT YOU VOTE “FOR” THIS PROPOSAL.

ADDITIONAL INFORMATION

AVAILABLE INFORMATION

The Trust and each series thereof are subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports, proxy material and other information with the SEC. Such reports, proxy material and other information can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. In addition, these materials can be inspected and copied at certain of the following regional offices of the SEC listed below: Northeast Regional Office, 3 World Financial Center, Suite 400, New York, New York 10281; Southeast Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Midwest Regional Office, 175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Central Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202; and Pacific Regional Office, 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036. Copies of such materials also can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. Some of these items are also available on the Internet at www.sec.gov.

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SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING ARE REQUESTED TO MARK, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

NORTHERN FUNDS WILL FURNISH, WITHOUT CHARGE, COPIES OF ITS MARCH 31, 2013 ANNUAL REPORTS AND SEPTEMBER 30, 2013 SEMI-ANNUAL REPORTS: NORTHERN FUNDS, P.O. BOX 75986, CHICAGO, ILLINOIS 60675-5986, BY TELEPHONE AT 1-800-595-9111, OR BY E-MAIL AT NORTHERN-FUNDS@NTRS.COM.

Other Business

As of the date of this Joint Proxy Statement, the NF and NMM Trustees are not aware of any matters to be presented for action at the Joint Meeting other than those described above. Should other business properly be brought before the Joint Meeting, it is intended that the accompanying proxy will be voted thereon in accordance with the judgment of the persons named as proxies.

Proxies and Voting at the Joint Meeting

A proxy is revocable by a shareholder at any time before it is exercised by written notice to the Trust (addressed to the Secretary at the Trust’s principal office), by executing a superseding proxy or by attending the Joint Meeting and voting in person. All valid proxies received prior to the Joint Meeting (including any adjournment thereof) will be voted at the Joint Meeting. Matters on which a choice has been provided will be voted as indicated on a proxy and, if no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of the matters set forth in each proposal and will use their best judgment in connection with the transaction of such other business as may properly come before the Joint Meeting.

In the event that at the time any session of the Joint Meeting is called to order a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies that have been received to adjourn the Joint Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of any of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Joint Meeting to permit further solicitation of proxies with respect to such proposals. Any such adjournment will require the affirmative vote of a majority of the shares of the Trust (or the affected Fund) present and voting in person or by proxy at the session of the Joint Meeting to be adjourned. The persons named as proxies will vote those proxies that they are entitled to vote in favor of any such proposal in favor of such an adjournment, and will vote those proxies required to be voted against any such proposal against any such adjournment. A shareholder vote may be taken on one or more of the proposals in this Joint Proxy Statement for one or more Funds prior to such adjournment if sufficient votes for their approval have been received and it is otherwise appropriate.

A majority of the shares entitled to vote with respect to a proposal will be a quorum for the transaction of business with respect to that proposal at the Joint Meeting, but any lesser number will be sufficient for adjournments. Abstentions will be treated as shares that are present at the Joint Meeting, but will not be counted as a vote at the Joint Meeting. Accordingly, an abstention from voting on a proposal will have no effect on Proposal 1 but will have the same effect as a vote against Proposal 2 and Proposal 3, as applicable. If a broker or nominee holding shares in “street name” indicates on the proxy that it does not have discretionary authority to vote as to a particular proposal, those shares will be considered as present at the Joint Meeting with respect to the proposal. Accordingly, a “broker nonvote” will not affect the Trust’s ability to achieve a quorum at the Joint Meeting, but will have the same effect as a vote against Proposal 2 and Proposal 3, as applicable.

Independent Registered Public Accountant

Deloitte & Touche LLP (“Deloitte), an independent registered public accounting firm, currently serves as the independent public accountant of the Northern Funds and Northern Multi-Manager Funds. The Northern Funds Board and the Multi-Manager Board have selected Deloitte as the independent public accountant to examine and report on the financial statements of each Fund for its two most recent fiscal years. Deloitte has advised Northern Funds Board and Multi-Manager Board that neither Deloitte nor any of its partners has any direct or material indirect financial interest in Northern Funds or the Multi-Manager Funds. Representatives of Deloitte are not expected to be at the Joint Meeting but have been given the opportunity to make a statement if they wish, and will be available telephonically should any matter arise requiring their participation.

As a part of their oversight of each applicable Fund’s expenses, the Audit Committees of Northern Funds and Multi-Manager Funds, respectively, reviewed and discussed with NTI and Deloitte each of their respective Funds’ financial statements for the most recently completed fiscal year. The Audit Committees have reviewed the audit fees of Deloitte and have also reviewed non-audit services to assure compliance with the Funds’ and each Audit Committee’s policies restricting Deloitte from performing services that might impair their independence. Based on the reviews and discussions referred to above, the Audit Committees selected Deloitte to serve as the independent public accounting firm for each Fund for the current fiscal year.

The fees paid to Deloitte by Northern Funds (including Northern Multi-Manager Funds) during each Fund’s two most recently completed fiscal years, amounts billed for other services rendered by Deloitte to the Funds and the aggregate non-audit fees billed by Deloitte for services rendered to the Funds, NTI and any other entity controlling, controlled by or under common control with NTI that provides ongoing services to the Funds are described in Appendix P.

Pursuant to the Amended and Restated Audit Committee Charter of Northern Funds and Northern Multi-Manager Funds adopted on August 3, 2006 and amended on May 7, 2009, November 4, 2011, November 8, 2012 and August 22, 2013, to the extent required by applicable regulations, all audit and non-audit services provided by the independent registered public accountants shall either be: (a) pre-approved by the Northern Funds or Northern Multi-Manager Funds Audit Committee as a whole; or (b) between meetings of the applicable Audit Committee by either the Chairman of that Audit Committee, the designated Audit Committee Financial Expert (if any) or another member of the applicable Audit Committee, provided that, in each case, such pre-approvals must be reported to the full Audit Committee at its next meeting.

Share Ownership Information

Appendix B sets forth the persons who owned beneficially more than 5% of the shares of any Fund as of the Record Date for the Meeting. For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company.

As of the Record Date, TNTC and/or certain of its affiliates have discretionary authority over the voting of more than 25% of [            ], through TNTC customer accounts. As of the Record Date, Northern Trust and/or certain of its affiliates have discretionary authority over the voting of more than 25% of [            ], through TNTC customer accounts. The approximate percentage of outstanding shares of Northern Funds (including the Multi-Manager Funds) over which TNTC has discretionary voting and/or investment power is set forth in Appendix Q. TNTC has advised the Funds that it intends to vote the shares over which it has voting power “FOR” and “WITHHOLD ALL” in the election of each Nominee named in Proposal 1 in the same proportions as the total votes that are cast “FOR” and “WITHHOLD ALL” in such election by the other shareholders of a Trust. TNTC has further advised the Trust that it intends to vote the shares over which it has voting power with respect to Proposals 2 and 3 according to a recommendation of Institutional Shareholder Services (“ISS”) consistent with TNTC’s proxy voting policies. ISS, in its sole discretion, will determine how a large portion of Fund shares will be voted on Proposals 2 and 3, without any solicitation of voting instructions from the beneficial owner. The approximate percentage of outstanding shares of each Fund that is subject to this ISS arrangement is set forth in the table in Appendix R. In the case of a number of Funds, the shares that will be voted per the ISS determination constitutes an outright majority of that Fund’s shares and, therefore, the ISS determination will be dispositive for that Fund’s approval or disapproval of Proposal 2 and 3, as applicable.

Manner and Cost of Proxy Solicitation

Proxies will be solicited by mail and may also be solicited in person or by telephone, fax, Internet or personal interview by officers of TNTC. In addition, employees of TNTC, its affiliates, correspondent banks, brokers and similar record holders may solicit proxies by these means, and may forward proxy materials and printed direction forms to the customers on whose behalf they hold record ownership of shares of the Funds.

The Funds and NTI will share evenly in the expenses related to the preparation, assembling, mailing and solicitation of proxies and the holding of the shareholder meeting. Expenses are currently estimated at $[            ] for Northern Funds and $[            ] for Northern Multi-Manager Funds.

Multiple Shareholders in a Household

If you are a member of a household in which multiple shareholders of a Fund share the same address, and the Fund or your broker or bank (for “street name” accounts) has received consent to household material, then the Fund or your broker or bank may have sent to your household only one copy of this Joint Proxy Statement and the accompanying proxy card (“Proxy Materials”), unless the Fund or your broker or bank previously received contrary instructions from a shareholder in your household. If you are part of a household that has received only one copy of the Proxy Materials, the Fund will deliver promptly a separate copy of the Proxy Materials to you upon written or oral request.

To receive a separate copy of the Proxy Materials, or if you would like to receive a separate copy of future proxy statements, prospectuses or annual reports, please contact Northern Funds by calling 800-595-9111, by mail at Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986 or by e-mail at northern-funds@ntrs.com. On the other hand, if you are now receiving multiple copies of these documents and would like to receive a single copy in the future, please contact Northern Funds at the telephone number or address stated above. If your shares are held in street name, please contact your broker or bank.

Shareholder Proposals

Neither Northern Funds nor the Multi-Manager Funds are required, nor do they intend, to hold annual meetings of shareholders each year for the election of Trustees and other business. Instead, meetings will be held only when and if required (for example, whenever less than a majority of a Board of Trustees holding office has been elected by the shareholders or when the Trustees have received a written request to call a meeting for the purpose of voting on the question of the removal of any Trustee from the holders of record of at least 10% of the outstanding shares). Any shareholders desiring to present a proposal for consideration at the next meeting for shareholders of their Fund must submit the proposal in writing so that it is received by the appropriate Fund within a reasonable time before any meeting. These proposals should be sent to the Trust at its address stated below under “Information About the Funds.”

Information About the Distributor, Administrator and Sub-Administrator

Northern Funds Distributors, LLC, with principal offices at Three Canal Plaza, Suite 100, Portland, Maine, 04101, serves as the Funds’ distributor. TNTC serves as the Funds’ sub-administrator.

NTI, located at 50 South LaSalle Street, Chicago, Illinois 60603, acts as administrator for the Funds.

Information About the Funds

The Funds currently have their principal office at 50 South LaSalle Street, Chicago, Illinois 60603.

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Even if you expect to attend the Joint Meeting in person, please promptly follow the enclosed directions to submit voting instructions by telephone or over the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card that you receive, and if received by mail, returning it in the accompanying postage paid return envelope.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

March 12, 2014

APPENDIX A

OUTSTANDING SHARES

NORTHERN FUNDS

As of February 24, 2014, each Northern Fund had the following number of shares outstanding:

FUND	OUTSTANDING SHARES

A-1

APPENDIX A (continued)

OUTSTANDING SHARES

NORTHERN MULTI-MANAGER FUNDS

As of February 24, 2014, each Northern Multi-Manager Fund had the following number of shares outstanding:

FUND	OUTSTANDING SHARES

A-2

APPENDIX B

5% SHARE OWNERSHIP

As of February 24, 2014, the following persons or entities, with an address of 50 South LaSalle Street, Chicago, IL 60603, owned beneficially more than 5% of the outstanding shares of the following Funds:

NORTHERN FUNDS

AMOUNT AND PERCENTAGE OF OUTSTANDING SHARES
FUND	SHAREHOLDER NAME	AMOUNTS OF SHARES	PERCENTAGE OF SHARES (%)

B-1

APPENDIX B (Continued)

5% SHARE OWNERSHIP

NORTHERN MULTI-MANAGER FUNDS

AMOUNT AND PERCENTAGE OF OUTSTANDING SHARES
FUND	SHAREHOLDER NAME	AMOUNTS OF SHARES	PERCENTAGE OF SHARES (%)

B-2

APPENDIX C

TRUSTEE COMPENSATION

NORTHERN FUNDS

The following tables set forth certain information with respect to the compensation of each Independent and interested Trustee of the Trust for the fiscal year ended March 31, 2013.

Independent Trustees

	Large Cap Core Fund	Income Equity Fund	International Equity Fund	Large Cap Equity Fund	Large Cap Growth Fund	Large Cap Value Fund	Small Cap Core Fund
William L. Bax	$1,061	$1,061	$1,061	$1,061	$1,061	$1,061	$1,061
Edward J. Condon, Jr.	1,061	1,061	1,061	1,061	1,061	1,061	1,061
Sandra Polk Guthman	1,061	1,061	1,061	1,061	1,061	1,061	1,061
Mary Jacobs Skinner	909	909	909	909	909	909	909
Richard P. Strubel	1,212	1,212	1,212	1,212	1,212	1,212	1,212
Casey J. Sylla	1,061	1,061	1,061	1,061	1,061	1,061	1,061

	Small Cap Value Fund	Technology Fund	Arizona Tax- Exempt Fund	Bond Index Fund	California Intermediate Tax-Exempt Fund	California Tax- Exempt Fund	Core Bond Fund*
William L. Bax	$3,182	$1,061	$1,061	$4,242	$1,061	$1,061	$1,061
Edward J. Condon, Jr.	3,182	1,061	1,061	4,242	1,061	1,061	1,061
Sandra Polk Guthman	3,182	1,061	1,061	4,242	1,061	1,061	1,061
Mary Jacobs Skinner	2,727	909	909	3,636	909	909	909
Richard P. Strubel	3,636	1,212	1,212	4,848	1,212	1,212	1,212
Casey J. Sylla	3,182	1,061	1,061	4,242	1,061	1,061	1,061

	Fixed Income Fund	High Yield Fixed Income Fund	High Yield Municipal Fund	Intermediate Tax-Exempt Fund	Short Bond Fund*	Short- Intermediate Tax-Exempt Fund	Short- Intermediate U.S. Government Fund
William L. Bax	$3,182	$7,151	$1,061	$4,242	$1,061	$2,121	$1,061
Edward J. Condon, Jr.	3,182	7,151	1,061	4,242	1,061	2,121	1,061
Sandra Polk Guthman	3,182	7,151	1,061	4,242	1,061	2,121	1,061
Mary Jacobs Skinner	2,727	9,999	909	3,636	909	1,818	909
Richard P. Strubel	3,636	8,172	1,212	4,848	1,212	2,424	1,212
Casey J. Sylla	3,182	7,151	1,061	4,242	1,061	2,121	1,061

	Tax- Advantaged Ultra-Short Fixed Income Fund	Tax-Exempt Fund	Ultra-Short Fixed Income Fund	U.S. Treasury Index Fund*	U.S. Government Fund	California Municipal Money Market Fund	Money Market Fund
William L. Bax	$2,121	$2,121	$1,061	$1,061	$1,061	$1,061	$10,070
Edward J. Condon, Jr.	2,121	2,121	1,061	1,061	1,061	1,061	10,070
Sandra Polk Guthman	2,121	2,121	1,061	1,061	1,061	1,061	10,070
Mary Jacobs Skinner	1,818	1,818	909	909	909	909	13,401
Richard P. Strubel	2,424	2,424	1,212	1,212	1,212	1,212	11,508
Casey J. Sylla	2,121	2,121	1,061	1,061	1,061	1,061	10,070

	Municipal Money Market Fund	U.S. Government Money Market Fund	U.S. Government Select Money Market Fund	Emerging Markets Equity Index Fund	Global Real Estate Index Fund	Global Sustainability Index Fund
William L. Bax	$9,272	$2,121	$5,303	$3,182	$1,061	$1,061
Edward J. Condon, Jr.	9,272	2,121	5,303	3,182	1,061	1,061
Sandra Polk Guthman	9,272	2,121	5,303	3,182	1,061	1,061
Mary Jacobs Skinner	12,492	1,818	4,545	2,727	909	909
Richard P. Strubel	10,596	2,424	6,060	3,636	1,212	1,212
Casey J. Sylla	9,272	2,121	5,303	3,182	1,061	1,061

	International Equity Index Fund	Mid Cap Index Fund	Small Cap Index Fund	Stock Index Fund	Global Tactical Asset Allocation Fund	Total Compensation from Fund Complex(1)
William L. Bax	$3,182	$1,061	$1,061	$5,303	$1,061	$210,000
Edward J. Condon, Jr.	3,182	1,061	1,061	5,303	1,061	210,000
Sandra Polk Guthman	3,182	1,061	1,061	5,303	1,061	210,000
Mary Jacobs Skinner	2,727	909	909	4,545	909	180,000	(3)
Richard P. Strubel	3,636	1,212	1,212	6,060	1,212	240,000
Casey J. Sylla	3,182	1,061	1,061	5,303	1,061	210,000

Interested Trustee

	Large Cap Core Fund	Income Equity Fund	International Equity Fund	Large Cap Equity Fund	Large Cap Growth Fund	Large Cap Value Fund	Small Cap Core Fund
Stephen N. Potter(3)	None	None	None	None	None	None	None

	Small Cap Value Fund	Technology Fund	Arizona Tax- Exempt Fund	Bond Index Fund	California Intermediate Tax-Exempt Fund	California Tax-Exempt Fund	Core Bond Fund*
Stephen N. Potter(3)	None	None	None	None	None	None	None

	Fixed Income Fund	High Yield Fixed Income Fund	High Yield Municipal Fund	Intermediate Tax-Exempt Fund	Short Bond Fund*	Short- Intermediate Tax-Exempt Fund	Short- Intermediate U.S. Government Fund
Stephen N. Potter(3)	None	None	None	None	None	None	None

	Tax- Advantaged Ultra-Short Fixed Income Fund	Tax-Exempt Fund	Ultra-Short Fixed Income Fund	U.S. Treasury Index Fund*	U.S. Government Fund	California Municipal Money Market Fund	Money Market Fund
Stephen N. Potter(3)	None	None	None	None	None	None	None

	Municipal Money Market Fund	U.S. Government Money Market Fund	U.S. Government Select Money Market Fund	Emerging Markets Equity Index Fund	Global Real Estate Index Fund	Global Sustainability Index Fund
Stephen N. Potter(3)	None	None	None	None	None	None

	International Equity Index Fund	Mid Cap Index Fund	Small Cap Index Fund	Stock Index Fund	Global Tactical Asset Allocation Fund	Total Compensation from Fund Complex(1)
Stephen N. Potter(3)	None	None	None	None	None	None

*	Amounts shown include compensation paid by the Predecessor Funds prior to November 16, 2012.
(1)	As of March 31, 2013, the Northern Funds Complex offered Northern Funds (47 funds) and Northern Institutional Funds (8 portfolios).
(2)	Ms. Skinner did not defer compensation for the fiscal year ended March 31, 2013 during that time, Ms. Skinner earned $61 in accrued interest from previous years’ deferred compensation.
(3)	As an “interested Trustee” who is an officer, director and employee of Northern Trust Corporation and/or its affiliates, Mr. Potter does not receive any compensation from the Trust for his services.

APPENDIX C

(continued)

TRUSTEE COMPENSATION

NORTHERN MULTI-MANAGER FUNDS

The following tables set forth certain information with respect to the compensation of each Independent and interested Trustee of the Trust for the fiscal year ended March 31, 2013.

Independent Trustees

	Multi- Manager Emerging Markets Equity Fund	Multi- Manager Global Listed Infrastructure Fund(1)	Multi- Manager Global Real Estate Fund	Multi- Manager International Equity Fund	Multi- Manager Large Cap Fund	Multi- Manager Mid Cap Fund	Multi- Manager Small Cap Fund	Multi- Manager High Yield Opportunity Fund	Multi- Manager Emerging Markets Debt Opportunity Fund(3)	Total Compensation from Fund Complex(2)
William L. Bax	$3,182	$536	$1,061	$4,242	$2,121	$2,121	$1,061	$1,061	$0	$210,000
Edward J. Condon, Jr.	3,182	536	1,061	4,242	2,121	2,121	1,061	1,061	$0	210,000
Sandra Polk Guthman	3,182	536	1,061	4,242	2,121	2,121	1,061	1,061	$0	210,000
Richard P. Strubel	3,636	612	1,212	4,848	2,424	2,424	1,212	1,212	$0	240,000
Casey J. Sylla	3,182	536	1,061	4,242	2,121	2,121	1,061	1,061	$0	210,000

(1)	The Fund commenced operations on September 18, 2012.
(2)	As of March 31, 2013 the Northern Funds Complex offered Northern Funds (47 funds) and Northern Institutional Funds (8 portfolios).
(3)	The Multi-Manager Emerging Markets Debt Opportunity Fund commenced operations on December 3, 2013 and did not pay any Trustee fees during the fiscal year ended March 31, 2013.

APPENDIX D

NORTHERN FUNDS

NORTHERN INSTITUTIONAL FUNDS

AMENDED AND RESTATED

GOVERNANCE COMMITTEE CHARTER

The Governance Committee (“Committee”) of the Board of Trustees of Northern Funds and Northern Institutional Funds (together, the “Trust”) shall consist of at least two Trustees, all of whom are “disinterested” (or independent). The duties and powers of the Committee are to: (1) subject to ratification by all of the non-interested Trustees, select and nominate the appropriate number of candidates for election or appointment as members of the Board of Trustees; (2) review periodically the compensation of Trustees, and recommend any appropriate changes to the Board for consideration; (3) develop appropriate policies and practices relating to the education of new Trustees and the continuing education of incumbent Trustees regarding mutual fund board governance; (4) subject to Board review, oversee the Trust’s Chief Compliance Officer (“CCO”), including coordination with the Trust’s investment adviser with respect to the CCO’s compensation and performance expectations; (5) review and make recommendations to the Board with respect to the format and content of Board agenda and meeting materials and presentations by service providers; (6) oversee the Board’s policy on Trustee ownership of Fund shares; (7) oversee the Board, committee and chair evaluation process and report on the results to the Board; (8) subject to the approval of the Board, select and nominate Board and Committee chair; (9) review information and make recommendations to the Board in connection with the Board’s annual consideration of the Trust’s custodian, foreign custody, transfer agency, administration and distribution agreements, and the Multi-Manager Funds’ sub-advisory agreements (excluding performance information); and (10) perform such other responsibilities and functions as the Board may from time to time refer to the Committee.

In connection with the selection and nomination of candidates to the Board of Trustees, the Committee shall, in accordance with the evaluation criteria set forth on Attachment A hereto, evaluate the qualifications of candidates for Board membership and other principal service providers. Persons selected as disinterested Trustees must be independent in terms of both the letter and the spirit of the Investment Company Act of 1940. The Committee shall also consider the effect of any relationships beyond those delineated in that Act that might impair independence (for example, business, financial or family relationships with the investment advisers or other service providers).

The Committee shall meet as requested by the Trust’s Chair or the Committee’s Chair. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Trust. The Committee shall report all of its actions to the Board of Trustees at its next meeting following such actions. The Committee shall review this Charter at least annually and recommend any changes to the full Board of Trustees.

Adopted: April	15, 2000
Amended: April	27, 2004
November	4, 2005

Approved for the Multi-Manager Funds of Northern Funds: June 20, 2006

Rescinded for the Multi-Manager Funds of Northern Funds: August 3, 2007

Amended: November	3, 2006
Amended: November	2, 2007
Amended: November	13, 2009
Amended: November	5, 2010
Amended: November	4, 2011
Amended: October	16, 2012
Amended: November	21, 2013

D-1

Attachment A

To

Northern Funds

Northern Institutional Funds

Amended and Restated

Governance Committee Charter

The following qualifications, abilities and characteristics of candidates establish evaluation criteria that shall be used by the Governance Committee. The Trust’s intent is that the Board, as a whole, will maintain integrity and ethical behavior, sound business judgment, specific expertise and diversity of background required to provide for the duties and the responsibilities of disinterested trustees of the Trust’s Board.

In general, disinterested trustees as a group, should to the extent possible:

•	be drawn from the ranks of respected and accomplished senior leaders;

•	strive to achieve diversity in terms of gender and race; and

•	reflect a diversity of business experience

The following factors should be taken into consideration by the Governance Committee when evaluating a disinterested trustee candidate:

•	personal integrity

•	an ability to act independently with regard to the Trust’s affiliates and others in order to protect the interests of the Trust and its shareholders

•	a demonstrated ability to use sound business judgment gained through broad experience where the candidate has dealt with management, technical, financial or regulatory issues

•	a sufficient financial or accounting knowledge to evaluate and analyze, financial, accounting, audit and fund performance reports

•	a breadth of experience on corporate or other institutional oversight bodies having similar responsibilities demonstrating a diligent fiduciary interest and concern

•

an ability and an expressed desire and willingness to make the necessary commitment of time and effort to bring continuing value to the Trust, the Board, applicable committees, and the Trust’s shareholders

D-2

APPENDIX E

NORTHERN MULTI-MANAGER FUNDS

AD HOC COMMITTEE CHARTER

The Ad Hoc Committee (“Committee”) of the Board of Trustees of Northern Multi-Manager Funds (the “Funds”) shall consist of at least two Trustees, all of whom are “disinterested” (or independent). The duties and powers of the Committee are to: (1) subject to ratification by all of the non-interested Trustees, select and nominate the appropriate number of candidates for election or appointment as members of the Board of Trustees; (2) review periodically the compensation of Trustees, and recommend any appropriate changes to the Board for consideration; (3) develop appropriate policies and practices relating to the education of new Trustees and the continuing education of incumbent Trustees regarding mutual fund board governance; (4) subject to Board review, oversee the Funds’ Chief Compliance Officer (“CCO”), including coordination with the Funds’ investment adviser with respect to the CCO’s compensation and performance expectations; (5) review and make recommendations to the Board with respect to the format and content of Board agenda and meeting materials and presentations by service providers; (6) oversee the Board’s policy on Trustee ownership of Fund shares; (7) oversee the Board, committee and chair evaluation process and report on the results to the Board; (8) subject to the approval of the Board, select and nominate Board and Committee chairs; (9) review information and make recommendations to the Board in connection with the Board’s annual consideration of the Funds’ custodian, foreign custody, transfer agency, administration and distribution agreements, and the Funds’ sub-advisory agreements (excluding performance information); and (10) perform such other responsibilities and functions as the Board may from time to time refer to the Committee.

In connection with the selection and nomination of candidates to the Board of Trustees, the Committee shall, in accordance with the evaluation criteria set forth on Attachment A hereto, evaluate the qualifications of candidates for Board membership and other principal service providers. Persons selected as disinterested Trustees must be independent in terms of both the letter and the spirit of the Investment Company Act of 1940. The Committee shall also consider the effect of any relationships beyond those delineated in that Act that might impair independence (for example, business, financial or family relationships with the investment advisers or other service providers).

The Committee shall meet as requested by the Board’s Chair or the Committee’s Chair. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Funds. The Committee shall report all of its actions to the Board of Trustees at its next meeting following such actions. The Committee shall review this Charter at least annually and recommend any changes to the full Board of Trustees.

Adopted: February	13, 2014

E-1

Attachment A

To

Northern Multi-Manager Funds

Ad Hoc Committee Charter

The following qualifications, abilities and characteristics of candidates establish evaluation criteria that shall be used by the Ad Hoc Committee. The Multi-Manager Funds’ intent is that the Board, as a whole, will maintain integrity and ethical behavior, sound business judgment, specific expertise and diversity of background required to provide for the duties and the responsibilities of disinterested trustees of the Multi-Manager Funds Board.

In general, disinterested trustees as a group, should to the extent possible:

•	be drawn from the ranks of respected and accomplished senior leaders;

•	strive to achieve diversity in terms of gender and race; and

•	reflect a diversity of business experience

The following factors should be taken into consideration by the Ad Hoc Committee when evaluating a disinterested trustee candidate:

•	personal integrity

•	an ability to act independently with regard to the Multi-Manager Funds’ affiliates and others in order to protect the interests of the Multi-Manager Funds and their shareholders

•	a demonstrated ability to use sound business judgment gained through broad experience where the candidate has dealt with management, technical, financial or regulatory issues

•	a sufficient financial or accounting knowledge to evaluate and analyze, financial, accounting, audit and fund performance reports

•	a breadth of experience on corporate or other institutional oversight bodies having similar responsibilities demonstrating a diligent fiduciary interest and concern

•

an ability and an expressed desire and willingness to make the necessary commitment of time and effort to bring continuing value to the Multi-Manager Funds, the Board, applicable committees, and the Multi-Manager Funds’ shareholders

E-2

APPENDIX F

MANAGEMENT AGREEMENTS

NORTHERN FUNDS

FORM OF MANAGEMENT AGREEMENT

AGREEMENT made as of , [    ], 2014 between Northern Funds, a Delaware statutory trust (the “Trust”), and Northern Trust Investments, Inc. (“NTI”), an Illinois State Banking Corporation registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

WITNESSETH:

WHEREAS, the Trust is registered with the Securities and Exchange Commission (the “Commission”) as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Trust retains and desires to continue to retain NTI to provide investment advisory and administration services as set forth herein for the shares of beneficial interest (“Shares”) in each of the Trust’s investment portfolios (individually, a “Fund,” and collectively, the “Funds”) as listed on Exhibit A hereto (as such Exhibit may, from time to time, be supplemented (or amended)), and NTI is willing to furnish such investment advisory and administration services;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed among the parties hereto as follows:

1. Appointment.

a. The Trust hereby appoints NTI to provide the investment advisory (“Advisory Services”) and administration services (“Administration Services”) as specified below, on the terms and for the periods set forth in this Agreement. NTI accepts such appointment and agrees to perform the services and duties herein set forth below that have been designated to it in return for the compensation herein provided.

b. In the event that the Trust establishes one or more portfolios other than the Funds with respect to which it desires to retain NTI to provide investment advisory and administration services, the Trust shall notify NTI in writing. If NTI is willing to render such services it shall notify the Trust in writing whereupon, subject to such shareholder approval as may be required pursuant to Paragraph 12 hereof, such portfolio shall become a Fund hereunder and the compensation payable by such new Fund to NTI will be as agreed in writing at the time.

2. Administration Services and Duties. NTI will perform the Administration Services set forth below. NTI is responsible only for the Administration Services that it has specifically agreed to provide in this Agreement, and not for any other services unless mutually agreed to by the parties pursuant to Section 2(d) hereof.

a. Subject to the general supervision of the Board of Trustees, NTI shall provide supervision of all aspects of the Fund’s operations and perform the customary services of an administrator, including but not limited to the corporate treasury, secretarial and blue sky services set forth below.

b. In performing the Administration Services under this Agreement, NTI: (i) will act in accordance with this Agreement and the Trust’s Declaration of Trust, By-Laws, registration statement, the Trust’s and NTI’s compliance policies and procedures, as amended, and with the Oral Instructions (as defined below in Section 3)

and Written Instructions (as defined below in Section 3) of the Trust and will conform to and comply with the requirements of the 1940 Act and all other applicable federal or state laws and regulations; and (ii) will consult with legal counsel to the Fund, as necessary and appropriate.

c. In addition to the duties set forth herein, NTI shall perform such other duties and functions, and shall be paid such amounts therefor, as may from time to time be agreed upon in writing between the Fund and NTI.

d. NTI agrees to provide the services described herein in accordance with the performance standards to be agreed upon from time to time by the parties in a separate written agreement. Notwithstanding the foregoing, NTI shall perform its duties as administrator with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims.

e. The services of NTI hereunder are not deemed exclusive and NTI shall be free to render similar services to others so long as its services under this Agreement are not impaired thereby.

f. Without limiting the generality of Section 2(a), NTI shall provide the following services to the Funds (or to any such individual share classes that are established by the Trust, as applicable):

(1) Maintaining office facilities (which may be in the offices of NTI or a corporate affiliate) and furnishing corporate officers for the Funds;

(2) Furnishing data processing services, clerical services, and executive and administrative services and standard stationery and office supplies;

(3) Performing all functions ordinarily performed by the office of a corporate treasurer, and furnishing the services and facilities ordinarily incident thereto, as follows: (i) expense accrual monitoring and payment of the Funds’ bills, preparing monthly reconciliation of the Funds’ expense records and updating projections of annual expenses; (ii) determining dividends; (iii) calculating yields and total returns; (iv) preparing materials for review by the Board of Trustees, e.g., written reports pursuant to Rules 2a-7, 10f-3, 17a-7, 17e-1 and 144A and the Funds’ applicable procedures; (v) tax and financial counsel; (vi) creating expense pro formas for new Funds/classes; (vii) reporting Fund statistical information to investment company reporting agencies and associations (e.g., Lipper Analytical Services, Inc. and the Investment Company Institute); and (viii) compliance testing as required by the 1940 Act and other applicable law;

(4) Preparing and arranging for printing of financial statements;

(5) Preparing and filing the Fund’s federal and state tax returns (other than those required to be filed by the Fund’s custodian and transfer agent) and providing shareholder tax information to the Fund’s transfer agent;

(6) Assisting in monitoring and developing compliance procedures for the Funds which will include, among other matters, procedures to assist the adviser in monitoring compliance with each Fund’s investment objective, policies, restrictions, tax matters and applicable laws and regulations;

(7) Assisting in product development;

(8) Performing oversight/management responsibilities, including the following: (i) supervision and coordination of the Funds’ transfer agent; (ii) supervision and coordination of IRA custodians; (iii) supervision and coordination of the Funds’ custodian; (iv) vendor management and invoicing; (v) daily report coordination; (vi) media relations; (vii) sales literature forms and development; (viii) fund operations coordination; (ix) management of auditor relationships; and (x) oversight of Fund compliance and tax function;

(9) Performing corporate secretarial services including the following: (i) assist in maintaining corporate records and good standing status of the Funds in their state of organization; (ii) develop and maintain calendar of annual and quarterly board approvals and regulatory filings; (iii) prepare notice, agenda, memoranda, resolutions and background materials for legal approvals at quarterly and special board meetings and committee meetings;

assemble and distribute board materials for board meetings and committee meetings; attend meetings; make presentations where appropriate; prepare minutes; follow up on issues; prepare such periodic and special reports as the Board members may reasonably request; and (iv) provide support for written consent votes where needed;

(10) Performing “blue sky” compliance functions, as follows: (i) effecting and maintaining, as the case may be, the registration of shares of the Funds for sale under the securities laws of the jurisdictions listed in the Written Instructions of the Funds, which instructions will include the amount of Shares to be registered as well as the warning threshold to be maintained; (ii) filing with each appropriate jurisdiction the appropriate materials relating to the Funds; (iii) providing to the Funds quarterly reports of sales activity in each jurisdiction in accordance with the Written Instructions of the Funds. Sales will be reported by shareholder residence. National Securities Clearing Corporation (NSCC) trades and order clearance will be reported by the state provided by the dealer at the point of sale. Trades by omnibus accounts will be reported by trustee state of residence in accordance with the Written Instructions of the Funds outlining the entities which are permitted to maintain omnibus positions with the Funds; (iv) in the event sales of Shares in a particular jurisdiction reach or exceed the warning levels provided in the Written Instructions of the Funds, NTI will promptly notify the Funds with a recommendation of the amount of Shares to be registered in such jurisdiction and the fee for such registration. NTI will not register additional Shares in such jurisdiction unless and until NTI shall have received Written Instructions to do so; (v) if NTI is instructed by the Funds not to register Shares in a particular jurisdiction, NTI will use its best efforts to cause any sales in such jurisdictions to be blocked, and such sales will not be reported to NTI as sales of Shares of the Funds. NTI may delegate its blue sky responsibilities to a third party, subject to such third parties’ agreement to be bound by the blue sky provisions of their Agreement, and NTI shall remain responsible for the delegate’s performance under their Agreement;

(11) Monitoring the Funds’ arrangements with respect to services provided by institutions (“Servicing Agents”) to their customers who are the beneficial owners of Shares, pursuant to agreements (“Servicing Agreements”) between the Funds and such Servicing Agents including: (i) review the qualifications of Servicing Agents wishing to enter into Servicing Agreements; (ii) assist in the execution and delivery of Servicing Agreements; (iii) report to the Board of Trustees with respect to the amounts paid or payable by the Funds from time to time under the Servicing Agreements and the nature of the services provided by Servicing Agents; (iv) maintain appropriate records in connection with their monitoring duties;

(12) Performing the following legal services: (i) prepare and file annual Post-Effective Amendments to the Funds’ registration statement; (ii) prepare and file Rule 24f-2 Notices; (iii) prepare and file Forms N-SAR; (iv) prepare and file annual and semi-annual financial reports and Form N-CSR; (v) communicate significant regulatory or legislative developments to Fund management and Board members and provide related planning assistance where needed; (vi) consult with Fund management regarding portfolio compliance and Fund corporate and regulatory issues as needed ; (vii) maintain effective communication with outside counsel; (viii) arrange D&O/E&O insurance and fidelity bond coverage for the Funds; (ix) assist in monitoring Fund Code of Ethics reporting and provide such reports to the person designated under the Fund’s Code; (x) monitor handling of litigation by outside counsel and non-routine regulatory matters; (xi) assist in managing Commission audits of the Funds at NTI’s principal place of business; (xii) review sales material and advertising for Fund prospectus compliance; (xii ) assist in developing compliance guidelines and procedures to improve overall compliance by the Funds and service providers; and (xiv) prepare compliance manuals.

3. Instructions.

a. With respect to Administration Services, NTI will have no liability when acting upon a written communication reasonably believed by NTI to be from (i) any Trustee or officer of the Trust; or (ii) any person, whether or not such person is an officer or employee of the Trust, duly authorized to give such written communication on behalf of the Funds as indicated in writing to NTI from time to time (an “Authorized Person”) and actually received by NTI (“Written Instructions”); or instructions, other than Written Instructions actually received by NTI from a person reasonably believed by NTI to be an Authorized Person reasonably believed to have been executed or orally communicated by an Authorized Person (“Oral Instructions”). Written Instructions shall include manually executed originals and authorized electronic transmissions, including telefacsimilie of a manually executed original or other process. NTI will not be held to have any notice of any change of authority of any person until receipt of a Written Instruction thereof from the Funds.

b. NTI, its officers, agents or employees, shall accept Oral Instructions or Written Instructions with respect to Administration Services given to them by any person representing or acting on behalf of the Funds only if said representative is an Authorized Person. The Fund agrees that all Oral Instructions shall be followed within one business day by confirming Written Instructions, and that the Fund’s failure to so confirm shall not impair in any respect NTI’s right to rely on Oral Instructions.

4. Right to Receive Advice. With respect to Administration Services, if NTI is in doubt as to any action it should or should not take, it may request directions or advice, including Oral Instructions or Written Instructions, from or on behalf of the Funds. With respect to Administration Services, if NTI shall be in doubt as to any question of law pertaining to any action it should or should not take, it may request advice at its own cost from such counsel of its own choosing (who may be counsel for the Funds or NTI , at the option of NTI ). In the event of a conflict between such directions or advice or such Oral Instructions or Written Instructions NTI receives from or on behalf of the Trust, and such advice it receives from counsel, NTI shall be entitled to rely upon and follow the advice of counsel. NTI shall be indemnified by the Trust and without liability for any action it takes or does not take with respect to Administration Services in reasonable reliance upon directions or advice or Oral Instructions or Written Instructions it receives from or on behalf of the Trust or from counsel and which NTI believes, in good faith, to be consistent with those directions or advice or Oral Instructions or Written Instructions. Nothing in this section shall be construed so as to impose an obligation upon NTI to seek such directions or advice or Oral Instructions or Written Instructions.

5. Advisory Services and Duties.

(a) Subject to the supervision of the Board of Trustees of the Trust, with respect to Advisory Services, NTI shall manage the investment operations of each of the Trust, and the composition of each Fund’s assets, including the purchase, retention and disposition thereof. NTI further agrees that it:

i. shall provide supervision of the Funds’ assets, furnish a continuous investment program for such Funds, determine from time to time what investments or securities will be purchased, retained or sold by the Funds, and what portion of the assets will be invested or held uninvested as cash;

ii. shall place orders pursuant to its determinations either directly with the issuer or with any broker and/or dealer or other person who deals in the securities in which the Fund in question is trading. With respect to common and preferred stocks, in executing portfolio transactions and selecting brokers or dealers, NTI shall use its best judgment to obtain the best overall terms available. In assessing the best overall terms available for any transaction, NTI shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available and in selecting the broker or dealer to execute a particular transaction, NTI may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”)) provided to any Fund and/or other account over which NTI and/or an affiliate of NTI exercises investment discretion. With respect to securities other than common and preferred stocks, in placing orders with brokers, dealers or other persons NTI shall attempt to obtain the best net price and execution of its orders, provided that to the extent the execution and price available from more than one broker, dealer or other such person are believed to be comparable, NTI may, at its discretion but subject to applicable law, select the executing broker, dealer or such other person on the basis of NTI’s opinion of the reliability and quality of such broker, dealer or such other person; and

iii. may, on occasions when it deems the purchase or sale of a security to be in the best interests of a Fund as well as other fiduciary or agency accounts managed by NTI, aggregate, to the extent permitted by applicable laws and regulations, the securities to be sold or purchased in order to obtain the best overall terms available execution with respect to common and preferred stocks and the best net price and execution with respect to other securities. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by NTI in the manner it considers to be most equitable and consistent with its fiduciary obligations to such Fund and to such other accounts.

b. In addition, NTI shall provide the following ancillary services under this Agreement:

(1) review the preparation of reports and proxy statements to the Funds’ shareholders, the periodic updating of the Funds’ prospectus, statement of additional information and registration statement, and the preparation of other reports and documents required to be filed by the Funds with the Commission;

(2) in connection with its Advisory Services, monitor anticipated purchases and redemptions by shareholders and new investors;

(3) provide assistance as requested by the Funds concerning the regulatory requirements applicable to investors that invest in the Funds;

(4) develop and monitor investor programs for shareholders of the Funds, and assist in the coordination of such programs with programs offered separately by NTI to its clients;

(5) provide assistance in connection with the operations of the Funds generally; and

(6) provide other similar services as reasonably requested from time to time by the Board of Trustees of the Trust.

c. NTI, in connection with its Advisory Services:

(1) shall use the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims; and

(2) shall act in conformity with the Declaration of Trust, By-Laws, Registration Statement and instructions and the directions of the Trustees of the Trust, and will use its best efforts to comply with and conform to the requirements of the 1940 Act and all other applicable federal and state laws, regulations and rulings.

d. NTI shall:

(1) comply with all applicable Rules and Regulations of the Commission and will in addition conduct its activities under this Agreement in accordance with other applicable law; and

(2) maintain a policy and practice of conducting its investment advisory services hereunder independently of its commercial banking operations and those of any affiliated bank of NTI. When NTI makes investment recommendations for a Fund, its investment advisory personnel will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale for the Fund’s account are customers of its commercial banking department (if any) or the commercial banking department of any affiliated bank of NTI.

e. NTI shall not, unless permitted by the Commission:

(1) permit the Funds to execute transactions with NTI’s Bond Department; or

(2) permit the Funds to purchase certificates of deposit of NTI or its affiliate banks, commercial paper issued by NTI’s parent holding company or other securities issued or guaranteed by NTI, its parent holding company or their subsidiaries or affiliates.

f. NTI shall render to the Trustees of the Funds such periodic and special reports as the Trustees may reasonably request.

g. The services of NTI hereunder are not deemed exclusive and NTI shall be free to render similar services to others (including other investment companies) so long as its services under this Agreement are not impaired thereby.

6. Sub-Contractors. At its discretion, NTI may provide advisory services under this Agreement through its own employees or the employees of one or more affiliated companies that are qualified to act as investment adviser to the Trust under applicable law and either control, are controlled by or are under control with NTI, provided that: (i) all persons, when providing services hereunder, are functioning as part of an organized group of persons; and (ii) such organized group of persons is managed at all times by NTI’s authorized officers. In addition, NTI may engage one or more investment advisers that are either registered as such or specifically exempt from registration under the Advisers Act to act as sub-advisers or co-advisers to provide with respect to any Fund any or all of the services set forth in this Agreement, all as shall be set forth in a written contract approved to the extent and in the manner required by the 1940 Act and interpretations thereof by the Commission and its staff.

7. Compensation.

a. For the services provided pursuant to Sections 2 and 5 above, the Funds will pay to NTI a fee, computed daily and payable monthly, as described in the fee schedule attached as Exhibit A. The fee attributable to each Fund shall be the several (and not the joint or joint and several) obligation of each such Fund.

b. With respect to Administration Services, the Trust will also reimburse NTI monthly for its reasonable out-of-pocket expenses incurred on a Fund’s behalf, including, but not limited to, postage, telephone, telex, overnight express charges, deconversion costs (unless otherwise agreed), costs to obtain independent security market quotes, record retention/storage, negotiated time and materials for development and programming materials (if applicable), travel expenses and other miscellaneous fees incurred on behalf of a Fund. With respect to Administration Services, unless the Trust’s Board and NTI agree otherwise, NTI shall not be required to pay any of the following expenses incurred by the Funds: (i) membership dues in the Investment Company Institute or any similar organization; (ii) investment advisory fees; (iii) custody and transfer agency fees; (iv) fees paid under any service or distribution plan adopted by the Funds; (v) costs of printing and mailing stock certificates; (vi) costs of typesetting and printing of the prospectus for regulatory purposes and for distribution to existing shareholders of the Funds; (vii) costs of shareholders’ reports and notices; (viii) interest on borrowed money; (ix) brokerage commissions; (x) stock exchange listing fees; (xi) taxes and fees payable to federal, state and other governmental agencies; (xii) fees of Trustees of the Funds who are not affiliated with NTI; (xiii) outside auditing expenses; (xiv) outside legal expenses; (xv) blue sky registration or filing fees; or (xvi) other expenses not specified in this Section 7(b) which may be properly payable by the Funds. The Administrator shall not be required to pay any blue sky registration or filing fees unless and until it has received the amount of such fees from the Funds.

c. With respect to Advisory Services, during the term of this Agreement, NTI will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of (including brokerage commissions, if any) securities purchased for the Funds.

8. Fund Accounting System

a. NTI shall retain title to and ownership of any and all data bases, computer programs, screen formats, report formats, interactive design techniques, derivative works, inventions, discoveries, patentable or copyrightable matters, concepts, expertise, patents, copyrights, trade secrets, and other related legal rights owned and/or developed by it in connection with the services provided by NTI to the Funds pursuant to this Agreement (the “Administrator System”).

b. NTI hereby grants to the Funds a limited license to the Administrator System for the sole and limited purpose of having NTI provide the services contemplated hereunder and nothing contained in this Agreement shall be construed or interpreted otherwise and such license shall immediately terminate with the termination of this Agreement.

c. In the event that the Funds, including any affiliate or agent of the Funds or any third party acting on behalf of the Funds, are provided with direct access to the Administrator System, such direct access capability shall be limited to direct entry to the Administrator System by means of on-line mainframe terminal entry or PC emulation of such mainframe terminal entry, and any other non-conforming method of transmission of information to the Administrator System is strictly prohibited without the prior written consent of NTI.

9. Proprietary and Confidential Information.

a. The parties agree that the Proprietary Information (defined below) is confidential information of the parties and their respective licensees. The Funds and NTI shall safeguard the confidentiality of the Proprietary Information of each other. The Funds and NTI may use the Proprietary Information only to exercise their respective rights or perform their respective duties under this Agreement. Except as otherwise required by law, the Funds and NTI shall not duplicate, sell or disclose to others the Proprietary Information of the other, in whole or in part, without the prior written permission of the affected party. The Funds and NTI may, however, disclose Proprietary Information to their respective employees who have a need to know the Proprietary Information to perform work for the other, provided that the Funds and NTI shall use commercially reasonable best effort to ensure that the Proprietary Information is not duplicated or disclosed by their respective employees in breach of this Agreement. The Funds and NTI may also disclose the Proprietary Information to independent contractors, auditors and professional advisors, provided they first agree in writing to be bound by confidentiality obligations substantially similar to this Article 10.1. Notwithstanding the previous sentence, in no event shall either the Funds or NTI disclose the Proprietary Information to any competitor of the other without specific, prior written consent.

b. Proprietary Information means:

(i) any data or information that is competitively sensitive material, and not generally known to the public, including, but not limited to, information about product plans, marketing strategies, finance, operations, customer relationships, customer profiles, sales estimates, business plans, and internal performance results relating to the past, present or future business activities of the Funds or NTI, their respective subsidiaries and affiliated companies and the customers, clients and suppliers of any of them;

(ii) any scientific or technical information, design, process, procedure, formula or improvement that is commercially valuable and secret in the sense that its confidentiality affords the Funds or NTI a competitive advantage over their competitors;

(iii) all confidential or proprietary concepts, documentation, reports, data, specifications, computer software, source code, object code, flow charts, databases, inventions, know-how, show-how and trade secrets, whether or not patentable or copyrightable;

(iv) all documents, inventions, substances, engineering and laboratory notebooks, drawings, diagrams, specifications, bills of material, equipment, prototypes and models, and any other tangible manifestation of the foregoing of any party hereto which now exist or come into the control or possession of the other; and

(v) with respect to the Funds, all records and other information relative to the Funds and their prior, present or potential shareholders (and clients of such shareholders).

c. The obligations of confidentiality and restriction on use herein shall not apply to any Proprietary Information that a party proves:

(i) Was in the public domain prior to the date of this Agreement or subsequently came into the public domain through no fault of such party; or

(ii) Was lawfully received by the party from a third party free of any obligation of confidence to such third party; or

(iii) Was already in the possession of the party prior to receipt thereof, directly or indirectly, from the other party; or

(iv) Is required to be disclosed in a judicial or administrative proceeding after all reasonable legal remedies for maintaining such information in confidence have been exhausted including, but not limited to, giving the other party as much advance notice of the possibility of such disclosure as practical so the other party may attempt to stop such disclosure or obtain a protective order concerning such disclosure; or

(v) Is subsequently and independently developed by employees, consultants or agents of the party without reference to the Proprietary Information disclosed under this Agreement.

d. Notwithstanding the foregoing, it is hereby understood and agreed by the parties hereto that any marketing strategies, customer profiles or administrative, business or shareholder servicing plans or similar items prepared or developed by NTI for the benefit of the Trust shall be considered the Proprietary Information of the Trust and nothing in this Agreement shall be construed to prevent or prohibit the Trust from disclosing such Proprietary Information to a successor adviser or administrator.

e. The obligations of the parties hereto under this Section 9 shall survive the termination of this Agreement.

10. Name of the Trust. NTI agrees that the name “Northern” may be used in the name of the Funds and that such name, any related logos and any service marks containing the word “Northern” may be used in connection with the Funds’ business only for so long as this Agreement (including any continuance or amendment hereof) remains in effect and that such use shall be royalty free. At such time as this Agreement shall no longer be in effect, the Funds will cease such use. The Funds acknowledge that they have no rights to the name “Northern,” such logos or service marks other than those granted in this paragraph and that NTI reserves to itself the right to grant the nonexclusive right to use the name “Northern,” such logos or service marks to any other person, including, but not limited to, another investment company.

11. Indemnification

a. With respect to the Advisory Services set forth in Section 5 hereof, the Trust hereby agrees to indemnify and hold harmless NTI, its directors, officers, and employees and each person, if any, who controls NTI (collectively, the “Indemnified Parties”) against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act of 1933 (the “1933 Act”), the 1934 Act, the 1940 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission to state a material fact required to be stated or necessary to make the statements made not misleading in the Funds’ registration statement, the prospectus, the statement of additional information, or any application or other document filed in connection with the qualification of the Funds or Shares of the Trust under the Blue Sky or securities laws of any jurisdiction (“Application”), except insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission either pertaining to a breach of NTI’s duties in connection with this Agreement or made in reliance upon and in conformity with information furnished by, through or on behalf of NTI for use in connection with the Registration Statement, any Application, the Prospectus or the Statement of Additional Information;

b. (i) With respect to the Administration Services and duties set forth in Section 2 hereof, the Trust shall indemnify and hold NTI harmless from and against any and all claims, costs, expenses (including reasonable attorneys’ fees), losses, damages, charges, payments and liabilities of any sort or kind which may be asserted against NTI or for which NTI may be held to be liable in connection with this Agreement or NTI’s performance hereunder (a “Claim”), unless such Claim resulted from: (a) the willful misfeasance, bad faith or negligence of NTI in the performance of its duties hereunder, or by reason of its reckless disregard thereof; or (b) NTI’s breach of Section 9 of this Agreement.

(ii) NTI shall indemnify and hold the Trust harmless from and against any and all claims, costs, expenses (including reasonable attorneys’ fees), losses, damages, charges, payments and liabilities of any sort or kind which may be asserted against the Trust or for which the Trust may be held to be liable in connection with this Agreement or the Trust’s performance hereunder (a “Claim”), provided that such Claim resulted from: (a) the willful misfeasance, bad faith or negligence of NTI in the performance of its duties hereunder, or by reason of its reckless disregard thereof; or (b) NTI’s breach of Section 9 of this Agreement.

c. If the indemnification provided for in Section 11(a) is due in accordance with the terms of such paragraph but is for any reason held by a court to be unavailable from the Trust, then the Trust shall contribute to the aggregate amount paid or payable by the Trust and the Indemnified Parties as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the Trust and such Indemnified Parties in connection with the operation of the Trust, (ii) the relative fault of the Trust and such Indemnified Parties, and (iii) any other relevant equitable considerations. The Trust and NTI agree that it would not be just and equitable if contribution pursuant to this subparagraph (b) were determined by pro rata allocation or other method of allocation which does not take account of the equitable considerations referred to above in this subparagraph (b). The amount paid or payable as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subparagraph (b) shall be deemed to include any legal or other expense incurred by the Trust and the Indemnified Parties in connection with investigating or defending any such loss, claim, damage, liability or action. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

It is understood, however, that nothing in this Section 11 shall protect any Indemnified Party against, or entitle any Indemnified Party to indemnification against, or contribution with respect to, any liability to the Trust or its shareholders to which such Indemnified Party is subject, by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of a reckless disregard to its obligations and duties, under this Agreement or otherwise, to an extent or in a manner inconsistent with Section 17 of the 1940 Act.

d. With respect to the indemnities set forth above in Sections 11(a) and 11(b), in any case in which one party (the “Indemnifying Party”) may be asked to indemnify or hold another party (the “Indemnified Party”) harmless, the Indemnified Party will notify the Indemnifying Party in writing promptly after identifying any situation which it believes presents or appears likely to present a claim for indemnification (an “Indemnification Claim”) against the Indemnifying Party, although the failure to do so shall not relieve the Indemnifying Party from any liability which it may otherwise have to the Indemnified Party, and the Indemnified Party shall keep the Indemnifying Party advised with respect to all developments concerning such situation. The Indemnifying Party shall be entitled to participate at its own expense in the defense, or if it so elects, to assume the defense of, any Indemnification Claim which may be the subject of this indemnification, and, in the event that the Indemnifying Party so elects, such defense shall be conducted by counsel of good standing chosen by the Indemnifying Party and approved by the Indemnified Party, which approval shall not be unreasonably withheld. In the event the Indemnifying Party elects to assume the defense of any such Indemnification Claim and retain such counsel, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by the Indemnified Party. In the event that the Indemnifying Party does not elect to assume the defense of any such Indemnification Claim, or in case the Indemnified Party reasonably does not approve of counsel chosen by the Indemnifying Party, or in case there is a conflict of interest between the Indemnifying Party or the Indemnified Party, the Indemnifying Party will reimburse the Indemnified Party for the fees and expenses of any counsel retained by the Indemnified Party. The Indemnified Party will not confess any Indemnification Claim or make any compromise in any case in which the Indemnifying Party will be asked to provide indemnification, except with the Indemnifying Party’s prior written consent. Neither the Trust nor NTI shall be liable for consequential damagers under this Agreement. The obligations of the parties hereto under this Section 11 shall survive the termination of this Agreement.

12. Duration and Termination. Insofar as the holders of Shares representing the interests in the Funds are affected by this Agreement, it shall continue, unless sooner terminated as provided herein, until June 30, 2015, and, insofar as the holders of Shares representing the interests in any subsequently created Funds are affected by this Agreement, it (as supplemented by the terms specified in any notice and agreement pursuant to Section 1(b)

hereof) shall continue (assuming approval by the initial holder(s) of Shares of such Fund) until June 30 of the year following the year in which the Fund becomes a Fund hereunder, and with respect to each Fund thereafter shall continue automatically for periods of one year so long as each such latter continuance is approved at least annually (a) by the vote of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons (as defined by the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust or by a vote of a majority of the outstanding Shares (as defined with respect to voting securities in the 1940 Act) representing the interests in such Fund; provided, however, that this Agreement may be terminated by the Trust as to any Fund at any time, without the payment of any penalty, by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding Shares (as so defined) representing the interests in the Fund affected thereby on 60 days’ written notice to NTI at any time, or by NTI at any time, without payment of any penalty, on 60 days’ written notice to the Trust. The requirement that this Agreement be “approved at least annually” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder. This Agreement shall automatically and immediately terminate in the event of its assignment (as defined by the 1940 Act).

13. Amendment of this Agreement. This Agreement may be amended by mutual consent of the parties, and the consent of the Trust on behalf of the Funds must be approved by vote of a majority of those Trustees of the Funds who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and, to the extent required by the 1940 Act and interpretations thereof by the Commission and its staff, by vote of a majority of the outstanding Shares (as defined with respect to voting securities by the 1940 Act) representing the interests in each Fund affected by such amendment.

14. Notices. Notices shall be addressed if to the Funds at 50 South LaSalle Street, Chicago, Illinois 60603, Attention: Craig Carberry with a copy to Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, Pennsylvania 19103-6996, Attention: Diana E. McCarthy, or at or at such other address or to such other individual as shall be so specified by the Funds to NTI. Notices shall be addressed if to NTI at Northern Trust Investments, Inc., 50 South LaSalle Street, Chicago, Illinois 60603, Attention: Craig Carberry or at such other address or to such other individual as shall be so specified by NTI to the Trust.

15. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

16. Further Actions. Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

17. Miscellaneous.

a. Entire Agreement. This Agreement embodies the entire agreement and understanding among the parties and supersedes all prior agreements and understandings relating to the subject matter hereof, including the Investment Advisory and Ancillary Services Agreement dated as of November 15, 2007 (with respect to the Global Sustainability Index Fund) and January 29, 2008 (with respect to each of the other Funds of the Trust), as amended, and the Fund Administration Agreement dated January 1, 2009, as amended, provided that the parties may embody in one or more separate documents their agreement, if any, with respect to delegated duties.

b. Captions. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

c. Governing Law. The laws of the State of Illinois, excluding the laws on conflicts of laws, shall govern the interpretation, validity, and enforcement of this Agreement (except as to Section 17(f) hereof which shall be construed in accordance with the laws of the State of Delaware). All actions arising from or related to this Agreement shall be brought in the state and federal courts sitting in the City of Chicago, and the parties hereby submit themselves to the exclusive jurisdiction of those courts.

d. Partial Invalidity. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. Notwithstanding the foregoing sentence, if any provision of this Agreement relating directly or indirectly to the term of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the parties shall immediately negotiate in good faith in order to agree upon a new provision which is either (i) the economic equivalent of the invalid provision or (ii) acceptable to the party adversely affected by the invalidity of the prior provision.

e. Customer Identification Program Notice. To help the U.S. government fight the funding of terrorism and money laundering activities, U.S. Federal law requires each financial institution to obtain, verify and record certain information that identifies each person who initially opens an account with that financial institution on or after October 1, 2003. Certain of NTI affiliates are financial institutions, and NTI may, as a matter of policy, request (or may have already requested) the Trust’s name, address and taxpayer identification number or other government-issued identification number, and, if such party is a natural person, that party’s date of birth. NTI may also ask (and may have already asked) for additional identifying information, and NTI may take steps (and may have already taken steps) to verify the authenticity and accuracy of these data elements.

f. Liability of Trustees, etc. This Agreement is executed by or on behalf of the Trust with respect to each of the Funds and the obligations hereunder are not binding upon any of the Trustees, officers or shareholders of the Trust individually but are binding only upon the Fund to which such obligations pertain and the assets and property of such Fund. All obligations of the Trust under this Agreement shall apply only on a Fund-by-Fund basis, and the assets of one Fund shall not be liable for the obligations of another Fund. The Trust’s Declaration of Trust is on file with the Trust.

g. Legal Advice. Notwithstanding anything in this Agreement to the contrary, the services of NTI neither constitute, nor shall they be construed as constituting, legal advice or the provision of legal services for or on behalf of the Trust or any other person.

h. Books and Records. NTI shall maintain, and preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act, such records as are required to be maintained by Rule 31a-1 of the Commission under the 1940 Act (other than clause (b) (4) and paragraphs (c), (d) and (e) thereof). The Advisers further agree that all records which they maintain for the Trust are the property of the Trust and they shall surrender promptly to the Trust any of such records upon the Trust’s request.

NORTHERN FUNDS

By:

Name:

Title:

NORTHERN TRUST INVESTMENTS, INC.

By:

Name:

Title:

EXHIBIT A – FUNDS AND MANAGEMENT FEES

Pursuant to [    ], the Trust shall pay to the Advisers a fee at the annual rate calculated as a percentage of each Fund’s assets as set forth below:

Fund	Fee Rate (%)
	First $1.5 Billion	Next $1 Billion	Over $2.5 Billion
Fixed Income	0.43%	0.417%	0.404%
High Yield Fixed Income	0.79%	0.766%	0.743%
Short-Intermediate U.S. Government	0.38%	0.369%	0.358%
Tax-Advantaged Ultra-Short Fixed Income	0.23%	0.223%	0.216%
Ultra-Short Fixed Income	0.23%	0.223%	0.216%
U.S. Government	0.38%	0.369%	0.358%
Short-Intermediate Tax-Exempt	0.43%	0.417%	0.404%
Arizona Tax-Exempt	0.43%	0.417%	0.404%
California Intermediate Tax-Exempt	0.43%	0.417%	0.404%
California Tax-Exempt	0.43%	0.417%	0.404%
High Yield Municipal	0.77%	0.747%	0.725%
Intermediate Tax-Exempt	0.43%	0.417%	0.404%
Tax-Exempt	0.43%	0.417%	0.404%
Core Bond	0.38%	0.369%	0.358%
Short Bond	0.38%	0.369%	0.358%

Fund	Fee Rate (%)
	First $1 Billion	Next $1 Billion	Over $2 Billion
Income Equity	0.95%	0.922%	0.894%
International Equity	1.00%	0.97%	0.941%
Large Cap Equity	0.83%	0.805%	0.781%
Large Cap Growth	0.83%	0.805%	0.781%
Large Cap Value	0.83%	0.805%	0.781%
Technology	1.10%	1.067%	1.035%

Fund	Fee Rate (%)
Money Market	0.33%
U.S. Government Money Market	0.33%
U.S. Government Select Money Market	0.33%
Municipal Money Market	0.33%
California Money Market	0.33%
Stock Index	0.08%
Small Cap Index	0.13%
Mid Cap Index	0.13%
Bond Index	0.13%
U.S. Treasury Index	0.13%
International Equity Index	0.18%
Emerging Markets Index	0.21%
Global Sustainability Index	0.18%
Global Real Estate Index	0.40%
Global Tactical Asset Allocation	0.23%
Large Cap Core (formerly known as the Enhanced Large Cap Fund)	0.44%
Small Cap Value	0.95%
Small Cap Core	0.74%
Investors Variable NAV Money Market Fund	0.33%
Investors Variable NAV AMT-Free Municipal Money Market Fund	0.33%
Investors Variable NAV U.S. Government Money Market Fund	0.33%
Investors Variable NAV Treasury Money Market Fund	0.33%

APPENDIX F (continued)

NORTHERN MULTI-MANAGER FUNDS

FORM OF MANAGEMENT AGREEMENT

AGREEMENT made as of, [    ], 2014 between Northern Funds, a Delaware statutory trust (the “Trust”), and Northern Trust Investments, Inc. (“NTI”), an Illinois State Banking Corporation registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

WITNESSETH:

WHEREAS, the Trust is registered with the Securities and Exchange Commission (the “Commission”) as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Trust is authorized to issue shares of beneficial interest (“Shares”) in separate series with each such series representing the interests in a separate portfolio of securities and other assets; and

WHEREAS, the Trust retains and desires to continue to retain NTI to provide investment advisory and administration services as set forth herein for the Shares in each of the Multi-Manager Funds (each, a “Fund,” and collectively, the “Funds”) as listed on Exhibit A hereto (as such Exhibit may, from time to time, be supplemented (or amended)), and NTI is willing to furnish such investment advisory and administration services;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed among the parties hereto as follows:

1. Appointment.

a. The Trust hereby appoints NTI to provide the investment advisory (“Advisory Services”) and administration services (“Administration Services”) as specified below, on the terms and for the periods set forth in this Agreement. NTI accepts such appointment and agrees to perform the services and duties herein set forth below that have been designated to it in return for the compensation herein provided.

b. In the event that the Trust establishes one or more portfolios other than the Funds with respect to which it desires to retain NTI to provide investment advisory and administration services, the Trust shall notify NTI in writing. If NTI is willing to render such services it shall notify the Trust in writing whereupon, such portfolio shall become a Fund hereunder and the compensation payable by such new Fund to NTI will be as agreed in writing at the time.

2. Administration Services and Duties. NTI will perform the Administration Services set forth below. NTI is responsible only for the Administration Services that it has specifically agreed to provide in this Agreement, and not for any other services unless mutually agreed to by the parties pursuant to Section 2(d) hereof.

a. Subject to the general supervision of the Funds’ Board of Trustees, NTI shall provide supervision of all aspects of the Fund’s operations and perform the customary services of an administrator, including but not limited to the corporate treasury, secretarial and blue sky services set forth below.

b. In performing the Administration Services under this Agreement, NTI: (i) will act in accordance with this Agreement and the Trust’s Declaration of Trust, By-Laws, registration statement, the Trust’s and NTI’s compliance policies and procedures, as amended, and with the Oral Instructions (as defined below in Section 3)

and Written Instructions (as defined below in Section 3) of the Trust and will conform to and comply with the requirements of the 1940 Act and all other applicable federal or state laws and regulations; and (ii) will consult with legal counsel to the Fund, as necessary and appropriate.

c. In addition to the duties set forth herein, NTI shall perform such other duties and functions, and shall be paid such amounts therefor, as may from time to time be agreed upon in writing between the Fund and NTI.

d. NTI agrees to provide the services described herein in accordance with the performance standards to be agreed upon from time to time by the parties in a separate written agreement. Notwithstanding the foregoing, NTI shall perform its duties as administrator with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims.

e. The services of NTI hereunder are not deemed exclusive and NTI shall be free to render similar services to others so long as its services under this Agreement are not impaired thereby.

f. Without limiting the generality of Section 2(a), NTI shall provide the following services to the Funds (or to any such individual share classes that are established by the Trust, as applicable):

(1) Maintaining office facilities (which may be in the offices of NTI or a corporate affiliate) and furnishing corporate officers for the Funds;

(2) Furnishing data processing services, clerical services, and executive and administrative services and standard stationery and office supplies;

(3) Performing all functions ordinarily performed by the office of a corporate treasurer, and furnishing the services and facilities ordinarily incident thereto, as follows: (i) expense accrual monitoring and payment of the Funds’ bills, preparing monthly reconciliation of the Funds’ expense records and updating projections of annual expenses; (ii) determining dividends; (iii) calculating yields and total returns; (iv) preparing materials for review by the Funds’ Board of Trustees, e.g., written reports pursuant to Rules 2a-7, 10f-3, 17a-7, 17e-1 and 144A and the Funds’ applicable procedures; (v) tax and financial counsel; (vi) creating expense pro formas for new Funds/classes; (vii) reporting Fund statistical information to investment company reporting agencies and associations (e.g., Lipper Analytical Services, Inc. and the Investment Company Institute); and (viii) compliance testing as required by the 1940 Act and other applicable law;

(4) Preparing and arranging for printing of financial statements;

(5) Preparing and filing the Fund’s federal and state tax returns (other than those required to be filed by the Fund’s custodian and transfer agent) and providing shareholder tax information to the Fund’s transfer agent;

(6) Assisting in monitoring and developing compliance procedures for the Fund which will include, among other matters, procedures to assist the adviser in monitoring compliance with each Fund’s investment objective, policies, restrictions, tax matters and applicable laws and regulations;

(7) Assisting in product development;

(8) Performing oversight/management responsibilities, including the following: (i) supervision and coordination of the Funds’ transfer agent; (ii) supervision and coordination of IRA custodians; (iii) supervision and coordination of the Funds’ custodian; (iv) vendor management and invoicing; (v) daily report coordination; (vi) media relations; (vii) sales literature forms and development; (viii) fund operations coordination; (ix) management of auditor relationship; and (x) oversight of Fund compliance and tax function;

(9) Performing corporate secretarial services including the following: (i) assist in maintaining corporate records and good standing status of the Funds in their state of organization; (ii) develop and maintain calendar of annual and quarterly board approvals and regulatory filings; (iii) prepare notice, agenda, memoranda, resolutions and background materials for legal approvals at quarterly and special board meetings and committee meetings; assemble and distribute board materials for board meetings and committee meetings; attend meetings; make presentations where appropriate; prepare minutes; follow up on issues; prepare such periodic and special reports as the Board members may reasonably request; and (iv) provide support for written consent votes where needed;

(10) Performing “blue sky” compliance functions, as follows: (i) effecting and maintaining, as the case may be, the registration of Shares of the Funds for sale under the securities laws of the jurisdictions listed in the Written Instructions of the Funds, which instructions will include the amount of Shares to be registered as well as the warning threshold to be maintained; (ii) filing with each appropriate jurisdiction the appropriate materials relating to the Funds; (iii) providing quarterly reports of sales activity in each jurisdiction. Sales will be reported by shareholder residence. National Securities Clearing Corporation (NSCC) trades and order clearance will be reported by the state provided by the dealer at the point of sale. Trades by omnibus accounts will be reported by trustee state of residence in accordance with the Written Instructions of the Fund outlining the entities which are permitted to maintain omnibus positions with the Fund; (iv) in the event sales of Shares in a particular jurisdiction reach or exceed the warning levels provided in the Written Instructions of the Fund, NTI will promptly notify the Fund with a recommendation of the amount of Shares to be registered in such jurisdiction and the fee for such registration. NTI will not register additional Shares in such jurisdiction unless and until NTI shall have received Written Instructions to do so; (v) if NTI is instructed by the Fund not to register Shares in a particular jurisdiction, NTI will use its best efforts to cause any sales in such jurisdictions to be blocked, and such sales will not be reported to NTI as sales of Shares of the Fund. NTI may delegate its blue sky responsibilities to a third party, subject to such third parties’ agreement to be bound by the blue sky provisions of their Agreement, and NTI shall remain responsible for the delegate’s performance under their Agreement;

(11) Monitoring the Funds’ arrangements with respect to services provided by institutions (“Servicing Agents”) to their customers who are the beneficial owners of Shares, pursuant to agreements (“Servicing Agreements”) between the Fund and such Servicing Agents including: (i) review the qualifications of Servicing Agents wishing to enter into Servicing Agreements; (ii) assist in the execution and delivery of Servicing Agreements; (iii) report to the Funds’ Board of Trustees with respect to the amounts paid or payable by the Fund from time to time under the Servicing Agreements and the nature of the services provided by Servicing Agents; (iv) maintain appropriate records in connection with their monitoring duties;

(12) Performing the following legal services: (i) prepare and file annual Post-Effective Amendments to the Fund’s registration statement; (ii) prepare and file Rule 24f-2 notices; (iii) prepare and file Forms N-SAR; (iv) prepare and file annual and semi-annual financial reports and Form N-CSR; (v) communicate significant regulatory or legislative developments to Fund management and Board members and provide related planning assistance where needed; (vi) consult with Fund management regarding portfolio compliance and Fund corporate and regulatory issues as needed ; (vii) maintain effective communications with outside counsel; (viii) arrange D&O/E&O insurance and fidelity bond coverage for the Funds; (ix) assist in monitoring Fund Code of Ethics reporting and provide such reports to the person designated under the Fund’s Code; (x) monitor handling of litigation by outside counsel and non-routine regulatory matters; (xi) assist in managing Commission audits of the Funds at NTI’s principal place of business; (xii) review sales material and advertising for Fund Prospectus compliance; (xii ) assist in developing compliance guidelines and procedures to improve overall compliance by Fund and service providers; and (xiv) prepare compliance manuals.

3. Instructions.

a. With respect to Administration Services, NTI will have no liability when acting upon a written communication reasonably believed by NTI to be from (i) any Trustee or officer of the Trust; or (ii) any person, whether or not such person is an officer or employee of the Trust, duly authorized to give such written communication on behalf of the Funds as indicated in writing to NTI from time to time (an “Authorized Person”) and actually received by NTI (“Written Instructions”); or instructions, other than Written Instructions actually received by NTI from a person reasonably believed by NTI to be an Authorized Person reasonably believed to have been executed or orally communicated by an Authorized Person (“Oral Instructions”). Written Instructions shall include manually executed originals and authorized electronic transmissions, including telefacsimilie of a manually executed original or other process. NTI will not be held to have any notice of any change of authority of any person until receipt of a Written Instruction thereof from the Funds.

b. NTI, its officers, agents or employees, shall accept Oral Instructions or Written Instructions with respect to Administration Services given to them by any person representing or acting on behalf of the Funds only if said representative is an Authorized Person. The Fund agrees that all Oral Instructions shall be followed within one business day by confirming Written Instructions, and that the Fund’s failure to so confirm shall not impair in any respect NTI’s right to rely on Oral Instructions.

4. Right to Receive Advice. With respect to Administration Services, if NTI is in doubt as to any action it should or should not take, it may request directions or advice, including Oral Instructions or Written Instructions, from or on behalf of the Funds. With respect to Administration Services, if NTI shall be in doubt as to any question of law pertaining to any action it should or should not take, it may request advice at its own cost from such counsel of its own choosing (who may be counsel for the Funds or NTI , at the option of NTI ). In the event of a conflict between such directions or advice or such Oral Instructions or Written Instructions NTI receives from or on behalf of the Trust, and such advice it receives from counsel, NTI shall be entitled to rely upon and follow the advice of counsel. NTI shall be indemnified by the Trust and without liability for any action it takes or does not take with respect to Administration Services in reasonable reliance upon directions or advice or Oral Instructions or Written Instructions it receives from or on behalf of the Trust or from counsel and which NTI believes, in good faith, to be consistent with those directions or advice or Oral Instructions or Written Instructions. Nothing in this section shall be construed so as to impose an obligation upon NTI to seek such directions or advice or Oral Instructions or Written Instructions.

5. Advisory Services and Duties.

a. Subject to the supervision of the Funds’ Board of Trustees, with respect to Advisory Services, NTI shall manage the investment operations of each of the Trust, and the composition of each Fund’s assets, including the purchase, retention and disposition thereof. NTI further agrees that it:

i. shall provide supervision of the Funds’ assets, furnish a continuous investment program for such Funds, determine from time to time what investments or securities will be purchased, retained or sold by the Funds, and what portion of the assets will be invested or held uninvested as cash;

ii. shall place orders pursuant to its determinations either directly with the issuer or with any broker and/or dealer or other person who deals in the securities in which the Fund in question is trading. With respect to common and preferred stocks, in executing portfolio transactions and selecting brokers or dealers, NTI shall use its best judgment to obtain the best overall terms available. In assessing the best overall terms available for any transaction, NTI shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available and in selecting the broker or dealer to execute a particular transaction, NTI may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”)) provided to any Fund and/or other account over which NTI and/or an affiliate of NTI exercises investment discretion. With respect to securities other than common and preferred stocks, in placing orders with brokers, dealers or other persons NTI shall attempt to obtain the best net price and execution of its orders, provided that to the extent the execution and price available from more than one broker, dealer or other such person are believed to be comparable, NTI may, at its discretion but subject to applicable law, select the executing broker, dealer or such other person on the basis of NTI’s opinion of the reliability and quality of such broker, dealer or such other person; and

iii. may, on occasions when it deems the purchase or sale of a security to be in the best interests of a Fund as well as other fiduciary or agency accounts managed by NTI, aggregate, to the extent permitted by applicable laws and regulations, the securities to be sold or purchased in order to obtain the best overall terms available execution with respect to common and preferred stocks and the best net price and execution with respect to other securities. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by NTI in the manner it considers to be most equitable and consistent with its fiduciary obligations to such Fund and to such other accounts.

b. Notwithstanding Section 5(a)(i) hereof, at its discretion, NTI may provide advisory services under this Agreement through its own employee or the employees of one or more affiliated companies that are qualified to act as investment adviser to the Trust under applicable law and either control, are controlled by, or are under common control with NTI, provided that: (i) all persons, when providing services hereunder, are functioning as part of an organized group of persons; and (ii) such organized group of persons is managed at all times by NTI’s authorized officers, In addition, NTI may delegate any or all of its responsibilities under Section 5(a)(i) (and the assumption of related expenses) to one or more other parties (each such party, a “Sub-Adviser”), registered under the Advisers Act, pursuant, in each case, to a written agreement with such Sub-Adviser that meets the requirements of Section 15 of the 1940 Act applicable to contracts for services as an investment adviser of a registered investment company (including without limitation the requirements for approval by the Funds’ Board of Trustees and the shareholders of a Fund), subject, however, to such exemptions as may be granted by the Commission. Any Sub-Adviser may (but need not) be affiliated with NTI. If Sub-Advisers are engaged to provide the services under Section 5(a)(i) with respect to different segments of a Fund, NTI shall: (i) determine, in the manner described in the prospectus of the Fund from time to time in effect, what portion of the assets belonging to the Fund shall be managed by each Sub-Adviser; (ii) retain the responsibility to set each Fund’s investment objective, policies and restrictions (the “Policies”) and shall adopt and implement procedures to ensure that the Sub-Advisers comply with the Polices; (iii) oversee the services provided by each Sub-Adviser and its compliance with applicable laws, including any exemptive relief obtained by the Funds; and (iv) monitor and evaluate each Sub-Adviser’s performance and report on same periodically to the Funds’ Board of Trustees.

c. In addition, NTI shall provide the following ancillary services under this Agreement:

(1) review the preparation of reports and proxy statements to the Funds’ shareholders, the periodic updating of the Funds’ Prospectus, Statement of Additional Information and Registration Statement, and the preparation of other reports and documents required to be filed by the Funds with the Commission;

(2) in connection with its Advisory Services, monitor anticipated purchases and redemptions by shareholders and new investors;

(3) provide assistance as requested by the Board concerning the regulatory requirements applicable to investors that invest in the Funds;

(4) develop and monitor investor programs for shareholders of the Funds, and assist in the coordination of such programs with programs offered separately by NTI to its clients;

(5) provide assistance in connection with the operations of the Funds generally; and

(6) provide other similar services as reasonably requested from time to time by the Funds’ Board of Trustees.

d. NTI, in connection with its Advisory Services:

(1) shall use the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims; and

(2) shall act in conformity with the Declaration of Trust, By-Laws, Registration Statement and instructions and the directions of the Trustees of the Trust, and will use its best efforts to comply with and conform to the requirements of the 1940 Act and all other applicable federal and state laws, regulations and rulings.

e. NTI shall:

(1) comply with all applicable Rules and Regulations of the Commission and will in addition conduct its activities under this Agreement in accordance with other applicable law; and

(2) maintain a policy and practice of conducting its investment advisory services hereunder independently of its commercial banking operations and those of any affiliated bank of NTI. When NTI makes investment recommendations for a Fund, its investment advisory personnel will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale for the Fund’s account are customers of its commercial banking department (if any) or the commercial banking department of any affiliated bank of NTI.

f. NTI shall not, unless permitted by the Commission:

(1) permit the Funds to execute transactions with NTI’s Bond Department; or

(2) permit the Funds to purchase certificates of deposit of NTI or its affiliate banks, commercial paper issued by NTI’s parent holding company or other securities issued or guaranteed by NTI, its parent holding company or their subsidiaries or affiliates.

g. NTI shall render to the Trustees of the Funds such periodic and special reports as required by any exemptive relief obtained by the Funds and as otherwise may reasonably be requested by the Trustees.

h. The services of NTI hereunder are not deemed exclusive and NTI shall be free to render similar services to others (including other investment companies) so long as its services under this Agreement are not impaired thereby.

6. Compensation.

a. For the services provided pursuant to Sections 2 and 5 above, the Funds will pay to NTI a fee, computed daily and payable monthly, as described in the fee schedule attached as Exhibit A. The fee attributable to each Fund shall be the several (and not the joint or joint and several) obligation of each such Fund.

b. With respect to Administration Services, the Trust will also reimburse NTI monthly for its reasonable out-of-pocket expenses incurred on a Fund’s behalf, including, but not limited to, postage, telephone, telex, overnight express charges, deconversion costs (unless otherwise agreed), costs to obtain independent security market quotes, record retention/storage, negotiated time and materials for development and programming materials (if applicable), travel expenses and other miscellaneous fees incurred on behalf of a Fund. With respect to Administration Services, unless the Funds’ Board of Trustees and NTI agree otherwise, NTI shall not be required to pay any of the following expenses incurred by the Funds: (i) membership dues in the Investment Company Institute or any similar organization; (ii) investment advisory fees; (iii) custody and transfer agency fees; (iv) fees paid under any service or distribution plan adopted by the Fund; (v) costs of printing and mailing stock certificates; (vi) costs of typesetting and printing of the Prospectus for regulatory purposes and for distribution to existing shareholders of the Funds; (vii) costs of shareholders’ reports and notices; (viii) interest on borrowed money; (ix) brokerage commissions; (x) stock exchange listing fees; (xi) taxes and fees payable to federal, state and other governmental agencies; (xii) fees of Trustees of the Fund who are not affiliated with NTI; (xiii) outside auditing expenses; (xiv) outside legal expenses; (xv) blue sky registration or filing fees; or (xvi) other expenses not specified in this Section 6(b) which may be properly payable by the Funds. The Administrator shall not be required to pay any blue sky registration or filing fees unless and until it has received the amount of such fees from a Fund.

c. With respect to Advisory Services, during the term of this Agreement, NTI will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of (including brokerage commissions, if any) securities purchased for the Funds.

7. Fund Accounting System

a. NTI shall retain title to and ownership of any and all data bases, computer programs, screen formats, report formats, interactive design techniques, derivative works, inventions, discoveries, patentable or copyrightable matters, concepts, expertise, patents, copyrights, trade secrets, and other related legal rights owned and/or developed by it in connection with the services provided by NTI to the Funds pursuant to this Agreement (the “Administrator System”).

b. NTI hereby grants to the Funds a limited license to the Administrator System for the sole and limited purpose of having NTI provide the services contemplated hereunder and nothing contained in this Agreement shall be construed or interpreted otherwise and such license shall immediately terminate with the termination of this Agreement.

c. In the event that the Funds, including any affiliate or agent of the Funds or any third party acting on behalf of the Funds, are provided with direct access to the Administrator System, such direct access capability shall be limited to direct entry to the Administrator System by means of on-line mainframe terminal entry or PC emulation of such mainframe terminal entry, and any other non-conforming method of transmission of information to the Administrator System is strictly prohibited without the prior written consent of NTI.

8. Proprietary and Confidential Information.

a. The parties agree that the Proprietary Information (defined below) is confidential information of the parties and their respective licensees. The Funds and NTI shall safeguard the confidentiality of the Proprietary Information of each other. The Funds and NTI may use the Proprietary Information only to exercise their respective rights or perform their respective duties under this Agreement. Except as otherwise required by law, the Funds and NTI shall not duplicate, sell or disclose to others the Proprietary Information of the other, in whole or in part, without the prior written permission of the affected party. The Funds and NTI may, however, disclose Proprietary Information to their respective employees who have a need to know the Proprietary Information to perform work for the other, provided that the Funds and NTI shall use commercially reasonable best effort to ensure that the Proprietary Information is not duplicated or disclosed by their respective employees in breach of this Agreement. The Funds and NTI may also disclose the Proprietary Information to independent contractors, auditors and professional advisors, provided they first agree in writing to be bound by confidentiality obligations substantially similar to this Section 8(a). Notwithstanding the previous sentence, in no event shall either the Funds or NTI disclose the Proprietary Information to any competitor of the other without specific, prior written consent.

b. Proprietary Information means:

(i) any data or information that is competitively sensitive material, and not generally known to the public, including, but not limited to, information about product plans, marketing strategies, finance, operations, customer relationships, customer profiles, sales estimates, business plans, and internal performance results relating to the past, present or future business activities of the Funds or NTI, their respective subsidiaries and affiliated companies and the customers, clients and suppliers of any of them;

(ii) any scientific or technical information, design, process, procedure, formula or improvement that is commercially valuable and secret in the sense that its confidentiality affords the Funds or NTI a competitive advantage over their competitors;

(iii) all confidential or proprietary concepts, documentation, reports, data, specifications, computer software, source code, object code, flow charts, databases, inventions, know-how, show-how and trade secrets, whether or not patentable or copyrightable;

(iv) all documents, inventions, substances, engineering and laboratory notebooks, drawings, diagrams, specifications, bills of material, equipment, prototypes and models, and any other tangible manifestation of the foregoing of any party hereto which now exist or come into the control or possession of the other; and

(v) with respect to the Funds, all records and other information relative to the Funds and their prior, present or potential shareholders (and clients of such shareholders).

c. The obligations of confidentiality and restriction on use herein shall not apply to any Proprietary Information that a party proves:

(i) Was in the public domain prior to the date of this Agreement or subsequently came into the public domain through no fault of such party; or

(ii) Was lawfully received by the party from a third party free of any obligation of confidence to such third party; or

(iii) Was already in the possession of the party prior to receipt thereof, directly or indirectly, from the other party; or

(iv) Is required to be disclosed in a judicial or administrative proceeding after all reasonable legal remedies for maintaining such information in confidence have been exhausted including, but not limited to, giving the other party as much advance notice of the possibility of such disclosure as practical so the other party may attempt to stop such disclosure or obtain a protective order concerning such disclosure; or

(v) Is subsequently and independently developed by employees, consultants or agents of the party without reference to the Proprietary Information disclosed under this Agreement.

d. Notwithstanding the foregoing, it is hereby understood and agreed by the parties hereto that any marketing strategies, customer profiles or administrative, business or shareholder servicing plans or similar items prepared or developed by NTI for the benefit of the Funds shall be considered the Proprietary Information of the Funds and nothing in this Agreement shall be construed to prevent or prohibit the Funds from disclosing such Proprietary Information to a successor adviser or administrator.

e. The obligations of the parties hereto under this Section 8 shall survive the termination of this Agreement.

9. Name of the Trust. NTI agrees that the name “Northern” may be used in the name of the Funds and that such name, any related logos and any service marks containing the word “Northern” may be used in connection with the Funds’ business only for so long as this Agreement (including any continuance or amendment hereof) remains in effect and that such use shall be royalty free. At such time as this Agreement shall no longer be in effect, the Funds will cease such use. The Funds acknowledge that they have no rights to the name “Northern,” such logos or service marks other than those granted in this paragraph and that NTI reserves to itself the right to grant the nonexclusive right to use the name “Northern,” such logos or service marks to any other person, including, but not limited to, another investment company.

10. Indemnification

a. With respect to the Advisory Services set forth in Section 5 hereof, the Trust on behalf of the Multi-Manager Funds hereby agrees to indemnify and hold harmless NTI, its directors, officers, and employees and each person, if any, who controls NTI (collectively, the “Indemnified Parties”) against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act of 1933 (the “1933 Act”), the 1934 Act, the 1940 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission to state a material fact required to be stated or necessary to make the statements made not misleading in the Funds’ registration statement, the prospectus, the statement of additional information, or any application or other document filed in connection with the qualification of the Funds or Shares of the Trust under the Blue Sky or securities laws of any jurisdiction (“Application”), except insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission either pertaining to a breach of NTI’s duties in connection with this Agreement or made in reliance upon and in conformity with information furnished by, through or on behalf of NTI for use in connection with the Registration Statement, any Application, the Prospectus or the Statement of Additional Information;

b. (i) With respect to the Administration Services and duties set forth in Section 2 hereof, the Trust shall indemnify and hold NTI harmless from and against any and all claims, costs, expenses (including reasonable attorneys’ fees), losses, damages, charges, payments and liabilities of any sort or kind which may be asserted against NTI or for which NTI may be held to be liable in connection with this Agreement or NTI’s performance hereunder (a “Claim”), unless such Claim resulted from: (a) the willful misfeasance, bad faith or negligence of NTI in the performance of its duties hereunder, or by reason of its reckless disregard thereof; or (b) NTI’s breach of Section 8 of this Agreement.

(ii) NTI shall indemnify and hold the Trust harmless from and against any and all claims, costs, expenses (including reasonable attorneys’ fees), losses, damages, charges, payments and liabilities of any sort or kind which may be asserted against the Trust or for which the Trust may be held to be liable in connection with this Agreement or the Trust’s performance hereunder (a “Claim”), provided that such Claim resulted from: (a) the willful misfeasance, bad faith or negligence of NTI in the performance of its duties hereunder, or by reason of its reckless disregard thereof; or (b) NTI’s breach of Section 8 of this Agreement.

c. If the indemnification provided for in Section 10(a) is due in accordance with the terms of such paragraph but is for any reason held by a court to be unavailable from the Trust, then the Trust shall contribute to the aggregate amount paid or payable by the Trust and the Indemnified Parties as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the Trust and such Indemnified Parties in connection with the operation of the Trust, (ii) the relative fault of the Trust and such Indemnified Parties, and (iii) any other relevant equitable considerations. The Trust and NTI agree that it would not be just and equitable if contribution pursuant to this subparagraph (b) were determined by pro rata allocation or other method of allocation which does not take account of the equitable considerations referred to above in this subparagraph (b). The amount paid or payable as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subparagraph (b) shall be deemed to include any legal or other expense incurred by the Trust and the Indemnified Parties in connection with investigating or defending any such loss, claim, damage, liability or action. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

It is understood, however, that nothing in this Section 10 shall protect any Indemnified Party against, or entitle any Indemnified Party to indemnification against, or contribution with respect to, any liability to the Trust or its Shareholders to which such Indemnified Party is subject, by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of a reckless disregard to its obligations and duties, under this Agreement or otherwise, to an extent or in a manner inconsistent with Section 17 of the 1940 Act.

d. With respect to the indemnities set forth above in Sections 10(a) and 10(b), in any case in which one party (the “Indemnifying Party”) may be asked to indemnify or hold another party (the “Indemnified Party”) harmless, the Indemnified Party will notify the Indemnifying Party in writing promptly after identifying any situation which it believes presents or appears likely to present a claim for indemnification (an “Indemnification Claim”) against the Indemnifying Party, although the failure to do so shall not relieve the Indemnifying Party from any liability which it may otherwise have to the Indemnified Party, and the Indemnified Party shall keep the Indemnifying Party advised with respect to all developments concerning such situation. The Indemnifying Party shall be entitled to participate at its own expense in the defense, or if it so elects, to assume the defense of, any Indemnification Claim which may be the subject of this indemnification, and, in the event that the Indemnifying Party so elects, such defense shall be conducted by counsel of good standing chosen by the Indemnifying Party and approved by the Indemnified Party, which approval shall not be unreasonably withheld. In the event the Indemnifying Party elects to assume the defense of any such Indemnification Claim and retain such counsel, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by the Indemnified Party. In the event that the Indemnifying Party does not elect to assume the defense of any such Indemnification Claim, or in case the Indemnified Party reasonably does not approve of counsel chosen by the Indemnifying Party, or in case there is a conflict of interest between the Indemnifying Party or the Indemnified Party, the Indemnifying Party will reimburse the Indemnified Party for the fees and expenses of any counsel retained by the Indemnified Party. The Indemnified Party will not confess any Indemnification Claim or make any compromise in any case in which the Indemnifying Party will be asked to provide indemnification, except with the Indemnifying Party’s prior written consent. Neither the Funds nor NTI shall be liable for consequential damagers under this Agreement. The obligations of the parties hereto under this Section 11 shall survive the termination of this Agreement.

11. Duration and Termination. Insofar as the holders of Shares representing the interests in the Funds are affected by this Agreement, it shall continue, unless sooner terminated as provided herein, until [            ], 2015, and, insofar as the holders of Shares representing the interests in any subsequently created Funds are affected by this Agreement, it (as supplemented by the terms specified in any notice and agreement pursuant to Section 1(b) hereof) shall continue (assuming approval by the initial holder(s) of Shares of such Fund) until June 30 of the year following the year in which the Fund becomes a Fund hereunder, and with respect to each Fund thereafter shall continue automatically for periods of one year so long as each such latter continuance is approved at least annually (a) by the vote of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons (as defined by the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust; provided, however, that this Agreement may be terminated by the Trust as to any Fund at any time, without the payment of any penalty, by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding Shares (as so defined) representing the interests in the Fund affected thereby on 60 days’ written notice to NTI at any time, or by NTI at any time, without payment of any penalty, on 60 days’ written notice to the Trust. The requirement that this Agreement be “approved at least annually” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder. This Agreement shall automatically and immediately terminate in the event of its assignment (as defined by the 1940 Act).

12. Amendment of this Agreement. This Agreement may be amended by mutual consent of the parties, and the consent of the Trust on behalf of the Funds must be approved by vote of a majority of those Trustees of the Funds who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and, to the extent required by the 1940 Act and interpretations thereof by the Commission and its staff, by vote of a majority of the outstanding Shares (as defined with respect to voting securities by the 1940 Act) representing the interests in each Fund affected by such amendment.

13. Notices. Notices shall be addressed if to the Funds at 50 South LaSalle Street, Chicago, Illinois 60603, Attention: Craig Carberry with a copy to Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, Pennsylvania 19103-6996, Attention: Diana E. McCarthy, or at or at such other address or to such other individual as shall be so specified by the Funds to NTI. Notices shall be addressed if to NTI at Northern

Trust Investments, Inc., 50 South LaSalle Street, Chicago, Illinois 60603 , Attention: Craig Carberry or at such other address or to such other individual as shall be so specified by NTI to the Trust.

14. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

15. Further Actions. Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

16. Miscellaneous.

a. Entire Agreement. This Agreement embodies the entire agreement and understanding among the parties and supersedes all prior agreements and understandings relating to the subject matter hereof, including the Investment Advisory and Ancillary Services Agreement dated as of May 5, 2006, as amended, and the Administration Agreement, as amended, dated January 1, 2009, provided that the parties may embody in one or more separate documents their agreement, if any, with respect to delegated duties.

b. Captions. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

c. Governing Law. The laws of the State of Illinois, excluding the laws on conflicts of laws, shall govern the interpretation, validity, and enforcement of this Agreement (except as to Section 16(f) hereof which shall be construed in accordance with the laws of the State of Delaware). All actions arising from or related to this Agreement shall be brought in the state and federal courts sitting in the City of Chicago, and the parties hereby submit themselves to the exclusive jurisdiction of those courts.

d. Partial Invalidity. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. Notwithstanding the foregoing sentence, if any provision of this Agreement relating directly or indirectly to the term of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the parties shall immediately negotiate in good faith in order to agree upon a new provision which is either (i) the economic equivalent of the invalid provision or (ii) acceptable to the party adversely affected by the invalidity of the prior provision.

e. Customer Identification Program Notice. To help the U.S. government fight the funding of terrorism and money laundering activities, U.S. Federal law requires each financial institution to obtain, verify and record certain information that identifies each person who initially opens an account with that financial institution on or after October 1, 2003. Certain of NTI affiliates are financial institutions, and NTI may, as a matter of policy, request (or may have already requested) the Trust’s name, address and taxpayer identification number or other government-issued identification number, and, if such party is a natural person, that party’s date of birth. NTI may also ask (and may have already asked) for additional identifying information, and NTI may take steps (and may have already taken steps) to verify the authenticity and accuracy of these data elements.

f. Liability of Trustees, etc. This Agreement is executed by or on behalf of the Trust with respect to each of the Funds and the obligations hereunder are not binding upon any of the Trustees, officers or shareholders of the Trust individually but are binding only upon the Fund to which such obligations pertain and the assets and property of such Fund. All obligations of the Trust under this Agreement shall apply only on a Fund-by-Fund basis, and the assets of one Fund shall not be liable for the obligations of another Fund. The Trust’s Declaration of Trust is on file with the Trust.

g. Legal Advice. Notwithstanding anything in this Agreement to the contrary, the services of NTI neither constitute, nor shall they be construed as constituting, legal advice or the provision of legal services for or on behalf of the Trust or any other person.

h. Books and Records. NTI shall maintain, and preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act, such records as are required to be maintained by Rule 31a-1 of the Commission under the 1940 Act (other than clause (b) (4) and paragraphs (c), (d) and (e) thereof). The Advisers further agree that all records which they maintain for the Trust are the property of the Trust and they shall surrender promptly to the Trust any of such records upon the Trust’s request.

NORTHERN FUNDS (on behalf of the Multi-Manager Funds)

By:

Name:

Title:

NORTHERN TRUST INVESTMENTS, INC.

By:

Name:

Title:

EXHIBIT A – FUNDS AND MANAGEMENT FEES

Pursuant to [            ], the Trust shall pay to the Advisers a fee at the annual rate calculated as a percentage of each Current Fund’s assets as set forth below:

Fund	FEE RATE (%)
	First $1 Billion	Next $1 Billion	Over $2 Billion
Multi-Manager Emerging Markets Equity	1.30%	1.261%	1.223%
Multi-Manager Global Listed Infrastructure	0.90%	0.873%	0.847%
Multi-Manager Global Real Estate	1.05%	1.019%	0.988%
Multi-Manager International Equity	1.15%	1.116%	1.083%
Multi-Manager Large Cap	0.88%	0.854%	0.828%
Multi-Manager Mid Cap	0.98%	0.951%	0.922%
Multi-Manager Small Cap	1.08%	1.048%	1.017%

Fund	FEE RATE (%)
	First $1.5 Billion	Next $1 Billion	Over $2.5 Billion
Multi-Manager High Yield Opportunity	0.85%	0.825%	0.80%
Multi-Manager Emerging Markets Debt Opportunity	0.85%	0.825%	0.80%

APPENDIX G

FEES PAID TO NTI BY OTHER FUNDS WITH SIMILAR INVESTMENT

OBJECTIVES

G-1

APPENDIX H

PRO FORMA FEE TABLES

Northern Funds

Pro Forma Fee Tables

The following tables compare the fees currently charged by each Fund with the pro forma fees that would apply if the Proposed Management Agreement was approved by shareholders. Each table shows the Fund’s current fee table from its most recent prospectus and compares the similar fees that will be applicable if the Proposed Management Agreement is approved.

Large Cap Core Fund

CURRENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT			PROPOSED MANAGEMENT AGREEMENT (pro forma)
Shareholder Fees (fees paid directly from your investment)			Shareholder Fees (fees paid directly from your investment)
None			None

Annual Fund Operating Expenses (expenses that you pay as a percentage of the value of your investment)			Annual Fund Operating Expenses (expenses that you pay as a percentage of the value of your investment)

Management Fees		0.45%	Management Fees		0.44%
Other Expenses		1.53%	Other Expenses		1.247%
Transfer Agency Fees	0.10%		Transfer Agency Fees	0.015%
Other Operating Expenses	1.43%		Other Operating Expenses	1.232%
Total Annual Fund Operating Expenses		1.98%	Total Annual Fund Operating Expenses		1.687%
Expense Reimbursement(1)		(1.36)%	Expense Reimbursement(2)		(1.067)%
Total Annual Fund Operating Expenses After Expense Reimbursement		0.62%	Total Annual Fund Operating Expenses After Expense Reimbursement		0.62%

(1)	Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Fund Operating Expenses” exceed 0.60%. This contractual limitation may not be terminated before July 31, 2014 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.
(2)	Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Fund Operating Expenses” exceed 0.60%. This contractual limitation may not be terminated before July 31, 2015 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.

Income Equity Fund

CURRENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT			PROPOSED MANAGEMENT AGREEMENT (pro forma)
Shareholder Fees (fees paid directly from your investment)			Shareholder Fees (fees paid directly from your investment)
None			None

Annual Fund Operating Expenses (expenses that you pay as a percentage of the value of your investment)			Annual Fund Operating Expenses (expenses that you pay as a percentage of the value of your investment)

Management Fees		1.00%	Management Fees		0.95%
Other Expenses		0.23%	Other Expenses		0.129%
Transfer Agency Fees	0.10%		Transfer Agency Fees	0.015%
Other Operating Expenses	0.13%		Other Operating Expenses	0.114%
Total Annual Fund Operating Expenses		1.23%	Total Annual Fund Operating Expenses		1.079%
Expense Reimbursement(1)		(0.23)%	Expense Reimbursement(2)		(0.079)%
Total Annual Fund Operating Expenses After Expense Reimbursement		1.00%	Total Annual Fund Operating Expenses After Expense Reimbursement		1.00%

(1)	Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Fund Operating Expenses” exceed 1.00%. This contractual limitation may not be terminated before July 31, 2014 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.
(2)	Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Fund Operating Expenses” exceed 1.00%. This contractual limitation may not be terminated before July 31, 2015 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.

International Equity Fund

CURRENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT			PROPOSED MANAGEMENT AGREEMENT (pro forma)
Shareholder Fees (fees paid directly from your investment)			Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)		None	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)		None
Redemption Fee (within 30 days of purchase) (as a percentage of amount redeemed, if applicable)		2.00%	Redemption Fee (within 30 days of purchase) (as a percentage of amount redeemed, if applicable)		2.00%

Annual Fund Operating Expenses (expenses that you pay as a percentage of the value of your investment)			Annual Fund Operating Expenses (expenses that you pay as a percentage of the value of your investment)

Management Fees		1.05%	Management Fees		1.00%
Other Expenses		0.28%	Other Expenses		0.176%
Transfer Agency Fees	0.10%		Transfer Agency Fees	0.015%
Other Operating Expenses	0.18%		Other Operating Expenses	0.161%
Total Annual Fund Operating Expenses		1.33%	Total Annual Fund Operating Expenses		1.176%
Expense Reimbursement(1)		(0.27)%	Expense Reimbursement(2)		(0.116)%
Total Annual Fund Operating Expenses After Expense Reimbursement		1.06%	Total Annual Fund Operating Expenses After Expense Reimbursement		1.06%

(1)	Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Fund Operating Expenses” exceed 1.06%. This contractual limitation may not be terminated before July 31, 2014 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.
(2)	Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Fund Operating Expenses” exceed 1.06%. This contractual limitation may not be terminated before July 31, 2015 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.

Large Cap Equity Fund

CURRENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT			PROPOSED MANAGEMENT AGREEMENT (pro forma)
Shareholder Fees (fees paid directly from your investment)			Shareholder Fees (fees paid directly from your investment)
None			None

Annual Fund Operating Expenses (expenses that you pay as a percentage of the value of your investment)			Annual Fund Operating Expenses (expenses that you pay as a percentage of the value of your investment)

Management Fees		0.90%	Management Fees		0.83%
Other Expenses		0.25%	Other Expenses		0.141%
Transfer Agency Fees	0.10%		Transfer Agency Fees	0.015%
Other Operating Expenses	0.15%		Other Operating Expenses	0.126%
Total Annual Fund Operating Expenses		1.15%	Total Annual Fund Operating Expenses	0.971%
Expense Reimbursement(1)		(0.30)%	Expense Reimbursement(2)		(0.121)%
Total Annual Fund Operating Expenses After Expense Reimbursement		0.85%	Total Annual Fund Operating Expenses After Expense Reimbursement		0.85%

(1)	Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum and extraordinary expenses and interest, if any) to the extent the “Total Annual Fund Operating Expenses” exceed 0.85%. This contractual limitation may not be terminated before July 31, 2014 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.
(2)	Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Fund Operating Expenses” exceed 0.85%. This contractual limitation may not be terminated before July 31, 2015 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.

Large Cap Growth Fund

CURRENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT			PROPOSED MANAGEMENT AGREEMENT (pro forma)
Shareholder Fees (fees paid directly from your investment)			Shareholder Fees (fees paid directly from your investment)
None			None

Annual Fund Operating Expenses (expenses that you pay as a percentage of the value of your investment)			Annual Fund Operating Expenses (expenses that you pay as a percentage of the value of your investment)

Management Fees		0.90%	Management Fees		0.83%
Other Expenses		0.27%	Other Expenses		0.16%
Transfer Agency Fees	0.10%		Transfer Agency Fees	0.015%
Other Operating Expenses	0.17%		Other Operating Expenses	0.145%
Acquired Fund Fees and Expenses		0.01%	Acquired Fund Fees and Expenses		0.01%
Total Annual Fund Operating Expenses(1)		1.18%	Total Annual Fund Operating Expenses(1)		1.00%
Expense Reimbursement(2)		(0.32)%	Expense Reimbursement(3)		(0.14)%
Total Annual Fund Operating Expenses After Expense Reimbursement(1)		0.86%	Total Annual Fund Operating Expenses After Expense Reimbursement(1)		0.86%

(1)	The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Expense Reimbursement will not correlate to the Fund’s ratios of average net assets to (1) expenses before reimbursements and credits and (2) expenses net of reimbursements and credits, respectively, included in the Fund’s Financial Highlights in the Fund’s complete Prospectus, which do not reflect indirect expenses, such as Acquired Fund Fees and Expenses.
(2)	Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Fund Operating Expenses” exceed 0.85%. This contractual limitation may not be terminated before July 31, 2014 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.
(3)	Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Fund Operating Expenses” exceed 0.85%. This contractual limitation may not be terminated before July 31, 2015 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.

Large Cap Value Fund

CURRENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT			PROPOSED MANAGEMENT AGREEMENT (pro forma)
Shareholder Fees (fees paid directly from your investment)			Shareholder Fees (fees paid directly from your investment)
None			None

Annual Fund Operating Expenses (expenses that you pay as a percentage of the value of your investment)			Annual Fund Operating Expenses (expenses that you pay as a percentage of the value of your investment)

Management Fees		1.00%	Management Fees		0.83%
Other Expenses		0.35%	Other Expenses		0.237%
Transfer Agency Fees	0.10%		Transfer Agency Fees	0.015%
Other Operating Expenses	0.25%		Other Operating Expenses	0.222%
Total Annual Fund Operating Expenses		1.35%	Total Annual Fund Operating Expenses		1.067%
Expense Reimbursement(1)		(0.50)%	Expense Reimbursement(2)		(0.217)%
Total Annual Fund Operating Expenses After Expense Reimbursement		0.85%	Total Annual Fund Operating Expenses After Expense Reimbursement		0.85%

(1)	Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Fund Operating Expenses” exceed 0.85%. This contractual limitation may not be terminated before July 31, 2014 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.
(2)	Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Fund Operating Expenses” exceed 0.85%. This contractual limitation may not be terminated before July 31, 2015 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.

Small Cap Core Fund

CURRENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT			PROPOSED MANAGEMENT AGREEMENT (pro forma)
Shareholder Fees (fees paid directly from your investment)			Shareholder Fees (fees paid directly from your investment)
None			None

Annual Fund Operating Expenses (expenses that you pay as a percentage of the value of your investment)			Annual Fund Operating Expenses (expenses that you pay as a percentage of the value of your investment)

Management Fees		1.00%	Management Fees		0.74%
Other Expenses		0.23%	Other Expenses		0.124%
Transfer Agency Fees	0.10%		Transfer Agency Fees	0.015%
Other Operating Expenses	0.13%		Other Operating Expenses	0.109%
Acquired Fund Fees and Expenses		0.01%	Acquired Fund Fees and Expenses		0.01%
Total Annual Fund Operating Expenses(1)		1.24%	Total Annual Fund Operating Expenses(1)		0.874%
Expense Reimbursement(2)		(0.48)%	Expense Reimbursement(3)		(0.114)%
Total Annual Fund Operating Expenses After Expense Reimbursement(1)		0.76%	Total Annual Fund Operating Expenses After Expense Reimbursement(1)		0.76%

(1)	The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Expense Reimbursement will not correlate to the Fund’s ratios of average net assets to (1) expenses before reimbursements and credits and (2) expenses net of reimbursements and credits, respectively, included in the Fund’s Financial Highlights in the Fund’s complete Prospectus, which do not reflect indirect expenses, such as Acquired Fund Fees and Expenses.
(2)	Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Fund Operating Expenses” exceed 0.75%. This contractual limitation may not be terminated before July 31, 2014 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.
(3)	Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Fund Operating Expenses” exceed 0.75%. This contractual limitation may not be terminated before July 31, 2015 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.

Small Cap Value Fund

CURRENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT			PROPOSED MANAGEMENT AGREEMENT (pro forma)
Shareholder Fees (fees paid directly from your investment)			Shareholder Fees (fees paid directly from your investment)
None			None

Annual Fund Operating Expenses (expenses that you pay as a percentage of the value of your investment)			Annual Fund Operating Expenses (expenses that you pay as a percentage of the value of your investment)

Management Fees		1.00%	Management Fees		0.95%
Other Expenses		0.36%	Other Expenses		0.264%
Transfer Agency Fees	0.10%		Transfer Agency Fees	0.015%
Other Operating Expenses	0.26%		Other Operating Expenses	0.249%
Acquired Fund Fees and Expenses		0.01%	Acquired Fund Fees and Expenses		0.01%
Total Annual Fund Operating Expenses(1)		1.37%	Total Annual Fund Operating Expenses(1)		1.224%
Expense Reimbursement(2)		(0.36)%	Expense Reimbursement(3)		(0.214)%
Total Annual Fund Operating Expenses After Expense Reimbursement(1)		1.01%	Total Annual Fund Operating Expenses After Expense Reimbursement(1)		1.01%

(1)	The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Expense Reimbursement will not correlate to the Fund’s ratios of average net assets to (1) expenses before reimbursements and credits and (2) expenses net of reimbursements and credits, respectively, included in the Fund’s Financial Highlights in the Fund’s complete Prospectus, which do not reflect indirect expenses, such as Acquired Fund Fees and Expenses.
(2)	Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Fund Operating Expenses” exceed 1.00%. This contractual limitation may not be terminated before July 31, 2014 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.
(3)	Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Fund Operating Expenses” exceed 1.00%. This contractual limitation may not be terminated before July 31, 2015 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.

Technology Fund

CURRENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT			PROPOSED MANAGEMENT AGREEMENT (pro forma)
Shareholder Fees (fees paid directly from your investment)			Shareholder Fees (fees paid directly from your investment)
None			None

Annual Fund Operating Expenses (expenses that you pay as a percentage of the value of your investment)			Annual Fund Operating Expenses (expenses that you pay as a percentage of the value of your investment)

Management Fees		1.15%	Management Fees		1.10%
Other Expenses		0.38%	Other Expenses		0.261%
Transfer Agency Fees	0.10%		Transfer Agency Fees	0.015%
Other Operating Expenses	0.28%		Other Operating Expenses	0.246%
Total Annual Fund Operating Expenses		1.53%	Total Annual Fund Operating Expenses		1.361%
Expense Reimbursement(1)		(0.28)%	Expense Reimbursement(2)		(0.111)%
Total Annual Fund Operating Expenses After Expense Reimbursement		1.25%	Total Annual Fund Operating Expenses After Expense Reimbursement		1.25%

(1)	Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Fund Operating Expenses” exceed 1.25%. This contractual limitation may not be terminated before July 31, 2014 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.
(2)	Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Fund Operating Expenses” exceed 1.25%. This contractual limitation may not be terminated before July 31, 2015 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.

Emerging Markets Equity Index Fund

CURRENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT			PROPOSED MANAGEMENT AGREEMENT (pro forma)
Shareholder Fees (fees paid directly from your investment)			Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)		None	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)		None
Redemption Fee (within 30 days of purchase) (as a percentage of amount redeemed, if applicable)		2.00%	Redemption Fee (within 30 days of purchase) (as a percentage of amount redeemed, if applicable)		2.00%

Annual Fund Operating Expenses (expenses that you pay as a percentage of the value of your investment)			Annual Fund Operating Expenses (expenses that you pay as a percentage of the value of your investment)

Management Fees		0.50%	Management Fees		0.21%
Other Expenses		0.23%	Other Expenses		0.134%
Transfer Agency Fees	0.10%		Transfer Agency Fees	0.015%
Other Operating Expenses	0.13%		Other Operating Expenses	0.119%
Total Annual Fund Operating Expenses		0.73%	Total Annual Fund Operating Expenses		0.344%
Expense Reimbursement(1)		(0.43)%	Expense Reimbursement(2)		(0.044)%
Total Annual Fund Operating Expenses After Expense Reimbursement		0.30%	Total Annual Fund Operating Expenses After Expense Reimbursement		0.30%

(1)	Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Fund Operating Expenses” exceed 0.30%. This contractual limitation may not be terminated before July 31, 2014 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.
(2)	Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Fund Operating Expenses” exceed 0.30%. This contractual limitation may not be terminated before July 31, 2015 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.

Global Real Estate Index Fund

CURRENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT			PROPOSED MANAGEMENT AGREEMENT (pro forma)
Shareholder Fees (fees paid directly from your investment)			Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)		None	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)		None
Redemption Fee (within 30 days of purchase) (as a percentage of amount redeemed, if applicable)		2.00%	Redemption Fee (within 30 days of purchase) (as a percentage of amount redeemed, if applicable)		2.00%

Annual Fund Operating Expenses (expenses that you pay as a percentage of the value of your investment)			Annual Fund Operating Expenses (expenses that you pay as a percentage of the value of your investment)

Management Fees		0.50%	Management Fees		0.40%
Other Expenses		0.23%	Other Expenses		0.133%
Transfer Agency Fees	0.10%		Transfer Agency Fees	0.015%
Other Operating Expenses	0.13%		Other Operating Expenses	0.118%
Total Annual Fund Operating Expenses		0.73%	Total Annual Fund Operating Expenses		0.533%
Expense Reimbursement(1)		(0.23)%	Expense Reimbursement(2)		(0.033)%
Total Annual Fund Operating Expenses After Expense Reimbursement		0.50%	Total Annual Fund Operating Expenses After Expense Reimbursement		0.50%

(1)	Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Fund Operating Expenses” exceed 0.50%. This contractual limitation may not be terminated before July 31, 2014 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.
(2)	Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Fund Operating Expenses” exceed 0.50%. This contractual limitation may not be terminated before July 31, 2015 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.

Global Sustainability Index Fund

CURRENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT			PROPOSED MANAGEMENT AGREEMENT (pro forma)
Shareholder Fees (fees paid directly from your investment)			Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)		None	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)		None
Redemption Fee (within 30 days of purchase) (as a percentage of amount redeemed, if applicable)		2.00%	Redemption Fee (within 30 days of purchase) (as a percentage of amount redeemed, if applicable)		2.00%

Annual Fund Operating Expenses (expenses that you pay as a percentage of the value of your investment)			Annual Fund Operating Expenses (expenses that you pay as a percentage of the value of your investment)

Management Fees		0.50%	Management Fees		0.18%
Other Expenses		0.37%	Other Expenses		0.257%
Transfer Agency Fees	0.10%		Transfer Agency Fees	0.015%
Other Operating Expenses	0.27%		Other Operating Expenses	0.242%
Total Annual Fund Operating Expenses		0.87%	Total Annual Fund Operating Expenses		0.437%
Expense Reimbursement(1)		(0.57)%	Expense Reimbursement(2)		(0.137)%
Total Annual Fund Operating Expenses After Expense Reimbursement		0.30%	Total Annual Fund Operating Expenses After Expense Reimbursement		0.30%

(1)	Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Fund Operating Expenses” exceed 0.30%. This contractual limitation may not be terminated before July 31, 2014 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.
(2)	Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Fund Operating Expenses” exceed 0.30%. This contractual limitation may not be terminated before July 31, 2015 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.

International Equity Index Fund

CURRENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT			PROPOSED MANAGEMENT AGREEMENT (pro forma)
Shareholder Fees (fees paid directly from your investment)			Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)		None	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)		None
Redemption Fee (within 30 days of purchase) (as a percentage of amount redeemed, if applicable)		2.00%	Redemption Fee (within 30 days of purchase) (as a percentage of amount redeemed, if applicable)		2.00%

Annual Fund Operating Expenses (expenses that you pay as a percentage of the value of your investment)			Annual Fund Operating Expenses (expenses that you pay as a percentage of the value of your investment)

Management Fees		0.40%	Management Fees		0.18%
Other Expenses		0.22%	Other Expenses		0.124%
Transfer Agency Fees	0.10%		Transfer Agency Fees	0.015%
Other Operating Expenses	0.12%		Other Operating Expenses	0.109%
Acquired Fund Fees and Expenses		0.01%	Acquired Fund Fees and Expenses		0.01%
Total Annual Fund Operating Expenses		0.63%	Total Annual Fund Operating Expenses		0.314%
Expense Reimbursement(1)		(0.37)%	Expense Reimbursement(2)		(0.054)%
Total Annual Fund Operating Expenses After Expense Reimbursement		0.26%	Total Annual Fund Operating Expenses After Expense Reimbursement		0.26%

(1)	The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Expense Reimbursement will not correlate to the Fund’s ratios of average net assets to (1) expenses before reimbursements and credits and (2) expenses net of reimbursements and credits, respectively, included in the Fund’s Financial Highlights in the Fund’s complete Prospectus, which do not reflect indirect expenses, such as Acquired Fund Fees and Expenses.
(2)	Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Fund Operating Expenses” exceed 0.25%. This contractual limitation may not be terminated before July 31, 2014 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.
(3)	Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Fund Operating Expenses” exceed 0.25%. This contractual limitation may not be terminated before July 31, 2015 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.

Mid Cap Index Fund

CURRENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT			PROPOSED MANAGEMENT AGREEMENT (pro forma)
Shareholder Fees (fees paid directly from your investment)			Shareholder Fees (fees paid directly from your investment)
None			None

Annual Fund Operating Expenses (expenses that you pay as a percentage of the value of your investment)			Annual Fund Operating Expenses (expenses that you pay as a percentage of the value of your investment)

Management Fees		0.35%	Management Fees		0.13%
Other Expenses		0.16%	Other Expenses		0.062%
Transfer Agency Fees	0.10%		Transfer Agency Fees	0.015%
Other Operating Expenses	0.06%		Other Operating Expenses	0.047%
Acquired Fund Fees and Expenses		0.01%	Acquired Fund Fees and Expenses		0.01%
Total Annual Fund Operating Expenses		0.52%	Total Annual Fund Operating Expenses		0.202%
Expense Reimbursement(1)		(0.36)%	Expense Reimbursement(2)		(0.042)%
Total Annual Fund Operating Expenses After Expense Reimbursement		0.16%	Total Annual Fund Operating Expenses After Expense Reimbursement		0.16%

(1)	The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Expense Reimbursement will not correlate to the Fund’s ratios of average net assets to (1) expenses before reimbursements and credits and (2) expenses net of reimbursements and credits, respectively, included in the Fund’s Financial Highlights in the Fund’s complete Prospectus, which do not reflect indirect expenses, such as Acquired Fund Fees and Expenses.
(2)	Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Fund Operating Expenses” exceed 0.15%. This contractual limitation may not be terminated before July 31, 2014 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.
(3)	Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Fund Operating Expenses” exceed 0.15%. This contractual limitation may not be terminated before July 31, 2015 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.

Small Cap Index Fund

CURRENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT			PROPOSED MANAGEMENT AGREEMENT (pro forma)
Shareholder Fees (fees paid directly from your investment)			Shareholder Fees (fees paid directly from your investment)
None			None

Annual Fund Operating Expenses (expenses that you pay as a percentage of the value of your investment)			Annual Fund Operating Expenses (expenses that you pay as a percentage of the value of your investment)

Management Fees		0.35%	Management Fees		0.13%
Other Expenses		0.17%	Other Expenses		0.072%
Transfer Agency Fees	0.10%		Transfer Agency Fees	0.015%
Other Operating Expenses	0.07%		Other Operating Expenses	0.057%
Acquired Fund Fees and Expenses(3)		0.08%	Acquired Fund Fees and Expenses(3)		0.08%
Total Annual Fund Operating Expenses(1)		0.60%	Total Annual Fund Operating Expenses(1)		0.282%
Expense Reimbursement(2)		(0.37)%	Expense Reimbursement(4)		(0.052)%
Total Annual Fund Operating Expenses After Expense Reimbursement(1)		0.23%	Total Annual Fund Operating Expenses After Expense Reimbursement(1)		0.23%

(1)	The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Expense Reimbursement will not correlate to the Fund’s ratio of average net assets to (1) expenses before reimbursements and credits and (2) expenses net of reimbursements and credits, respectively, included in the Fund’s Financial Highlights in the Fund’s complete Prospectus, which do not reflect indirect expenses, such as Acquired Fund Fees and Expenses.
(2)	Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Fund Operating Expenses” exceed 0.15%. This contractual limitation may not be terminated before July 31, 2014 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.
(3)	Acquired Fund Fees and Expenses are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including money market funds, other mutual funds and business development companies. Business development company expenses are similar to the expenses paid by any operating company held by the Fund. They are not direct costs paid by Fund shareholders and are not used to calculate the Fund’s net asset value. They have no impact on the costs associated with fund operations.
(4)	Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Fund Operating Expenses” exceed 0.15%. This contractual limitation may not be terminated before July 31, 2015 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.

Stock Index Fund

CURRENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT			PROPOSED MANAGEMENT AGREEMENT (pro forma)
Shareholder Fees (fees paid directly from your investment)			Shareholder Fees (fees paid directly from your investment)
None			None

Annual Fund Operating Expenses (expenses that you pay as a percentage of the value of your investment)			Annual Fund Operating Expenses (expenses that you pay as a percentage of the value of your investment)

Management Fees		0.25%	Management Fees		0.08%
Other Expenses		0.13%	Other Expenses		0.034%
Transfer Agency Fees	0.10%		Transfer Agency Fees	0.015%
Other Operating Expenses	0.03%		Other Operating Expenses	0.019%
Acquired Fund Fees and Expenses		0.01%	Acquired Fund Fees and Expenses		0.01%
Total Annual Fund Operating Expenses(1)		0.39%	Total Annual Fund Operating Expenses(1)		0.124%
Expense Reimbursement(2)		(0.28)%	Expense Reimbursement(3)		(0.014)%
Total Annual Fund Operating Expenses After Expense Reimbursement(1)		0.11%	Total Annual Fund Operating Expenses After Expense Reimbursement(1)		0.11%

(1)	The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Expense Reimbursement will not correlate to the Fund’s ratios of average net assets to (1) expenses before reimbursements and credits and (2) expenses net of reimbursements and credits, respectively, included in the Fund’s Financial Highlights in the Fund’s complete Prospectus, which do not reflect indirect expenses, such as Acquired Fund Fees and Expenses.
(2)	Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Fund Operating Expenses” exceed 0.10%. This contractual limitation may not be terminated before July 31, 2014 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.
(3)	Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Fund Operating Expenses” exceed 0.10%. This contractual limitation may not be terminated before July 31, 2015 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.

Global Tactical Asset Allocation Fund

CURRENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT			PROPOSED MANAGEMENT AGREEMENT (pro forma)
Shareholder Fees (fees paid directly from your investment)			Shareholder Fees (fees paid directly from your investment)
None			None

Annual Fund Operating Expenses (expenses that you pay as a percentage of the value of your investment)			Annual Fund Operating Expenses (expenses that you pay as a percentage of the value of your investment)

Management Fees		0.40%	Management Fees		0.23%
Other Expenses		0.51%	Other Expenses		0.373%
Transfer Agency Fees	0.10%		Transfer Agency Fees	0.015%
Other Operating Expenses	0.41%		Other Operating Expenses	0.358%
Acquired Fund Fees and Expenses		0.35%	Acquired Fund Fees and Expenses		0.35%
Total Annual Fund Operating Expenses(1)		1.26%	Total Annual Fund Operating Expenses(1)		0.953%
Expense Reimbursement(2)		(0.66)%	Expense Reimbursement(3)		(0.353)%
Total Annual Fund Operating Expenses After Expense Reimbursement(1)		0.60%	Total Annual Fund Operating Expenses After Expense Reimbursement(1)		0.60%

(1)	The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Expense Reimbursement will not correlate to the Fund’s ratios of average net assets to (1) expenses before reimbursements and credits and (2) expenses net of reimbursements and credits, respectively, included in the Fund’s Financial Highlights in the Fund’s complete Prospectus, which do not reflect indirect expenses, such as Acquired Fund Fees and Expenses.
(2)	Northern Trust Investments, Inc. has contractually agreed to limit the management fees charged to the Fund to 0.15% of the Fund’s average daily net assets and to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Fund Operating Expenses” exceed 0.25%. These contractual arrangements may not be terminated before July 31, 2014 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.
(3)	Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Fund Operating Expenses” exceed 0.25%. This contractual limitation may not be terminated before July 31, 2015 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.

Bond Index Fund

CURRENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT			PROPOSED MANAGEMENT AGREEMENT (pro forma)
Shareholder Fees (fees paid directly from your investment)			Shareholder Fees (fees paid directly from your investment)
None			None

Annual Fund Operating Expenses (expenses that you pay as a percentage of the value of your investment)			Annual Fund Operating Expenses (expenses that you pay as a percentage of the value of your investment)

Management Fees		0.30%	Management Fees		0.13%
Other Expenses		0.14%	Other Expenses		0.044%
Transfer Agency Fees	0.10%		Transfer Agency Fees	0.015%
Other Operating Expenses	0.04%		Other Operating Expenses	0.029%
Acquired Fund Fees and Expenses		0.02%	Acquired Fund Fees and Expenses		0.02%
Total Annual Fund Operating Expenses(1)		0.46%	Total Annual Fund Operating Expenses(1)		0.194%
Expense Reimbursement(2)		(0.29)%	Expense Reimbursement(3)		(0.024)%
Total Annual Fund Operating Expenses After Expense Reimbursement(1)		0.17%	Total Annual Fund Operating Expenses After Expense Reimbursement(1)		0.17%

(1)	The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Expense Reimbursement will not correlate to the Fund’s ratios of average net assets to (1) expenses before reimbursements and credits and (2) expenses net of reimbursements and credits, respectively, included in the Fund’s Financial Highlights in the Fund’s complete Prospectus, which do not reflect indirect expenses, such as Acquired Fund Fees and Expenses.
(2)	Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Fund Operating Expenses” exceed 0.15%. This contractual limitation may not be terminated before July 31, 2014 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.
(3)	Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Fund Operating Expenses” exceed 0.15%. This contractual limitation may not be terminated before July 31, 2015 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.

Core Bond Fund

CURRENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT			PROPOSED MANAGEMENT AGREEMENT (pro forma)
Shareholder Fees (fees paid directly from your investment)			Shareholder Fees (fees paid directly from your investment)
None			None

Annual Fund Operating Expenses (expenses that you pay as a percentage of the value of your investment)			Annual Fund Operating Expenses (expenses that you pay as a percentage of the value of your investment)

Management Fees		0.55%	Management Fees		0.38%
Other Expenses		0.34%	Other Expenses		0.220%
Transfer Agency Fees	0.10%		Transfer Agency Fees	0.015%
Other Operating Expenses	0.24%		Other Operating Expenses	0.205%
Acquired Fund Fees and Expenses		0.02%	Acquired Fund Fees and Expenses		0.02%
Total Annual Fund Operating Expenses(1)		0.91%	Total Annual Fund Operating Expenses(1)		0.62%
Expense Reimbursement(2)		(0.49)%	Expense Reimbursement(3)		(0.20)%
Total Annual Fund Operating Expenses After Expense Reimbursement(1)		0.42%	Total Annual Fund Operating Expenses After Expense Reimbursement(1)		0.42%

(1)	The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Expense Reimbursement will not correlate to the Fund’s ratios of average net assets to (1) expenses before reimbursements and credits and (2) expenses net of reimbursements and credits, respectively, included in the Fund’s Financial Highlights in the Fund’s complete Prospectus, which do not reflect indirect expenses, such as Acquired Fund Fees and Expenses.
(2)	Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Fund Operating Expenses” exceed 0.40%. This contractual limitation may not be terminated before July 31, 2014 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.
(3)	Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Fund Operating Expenses” exceed 0.40%. This contractual limitation may not be terminated before July 31, 2015 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.

Fixed Income Fund

CURRENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT			PROPOSED MANAGEMENT AGREEMENT (pro forma)
Shareholder Fees (fees paid directly from your investment)			Shareholder Fees (fees paid directly from your investment)
None			None

Annual Fund Operating Expenses (expenses that you pay as a percentage of the value of your investment)			Annual Fund Operating Expenses (expenses that you pay as a percentage of the value of your investment)

Management Fees		0.55%	Management Fees		0.43%
Other Expenses		0.14%	Other Expenses		0.044%
Transfer Agency Fees	0.10%		Transfer Agency Fees	0.015%
Other Operating Expenses	0.04%		Other Operating Expenses	0.029%
Acquired Fund Fees and Expenses		0.03	Acquired Fund Fees and Expenses		0.03
Total Annual Fund Operating Expenses(1)		0.72%	Total Annual Fund Operating Expenses(1)		0.504%
Expense Reimbursement(2)		(0.24)%	Expense Reimbursement(3)		(0.024)%
Total Annual Fund Operating Expenses After Expense Reimbursement(1)		0.48%	Total Annual Fund Operating Expenses After Expense Reimbursement(1)		0.48%

(1)	The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Expense Reimbursement will not correlate to the Fund’s ratios of average net assets to (1) expenses before reimbursements and credits and (2) expenses net of reimbursements and credits, respectively, included in the Fund’s Financial Highlights in the Fund’s complete Prospectus, which do not reflect indirect expenses, such as Acquired Fund Fees and Expenses.
(2)	Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Fund Operating Expenses” exceed 0.45%. This contractual limitation may not be terminated before July 31, 2014 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.
(3)	Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Fund Operating Expenses” exceed 0.45%. This contractual limitation may not be terminated before [July 31, 2015] without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.

High Yield Fixed Income Fund

CURRENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT			PROPOSED MANAGEMENT AGREEMENT (pro forma)
Shareholder Fees (fees paid directly from your investment)			Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)		None	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)		None
Redemption Fee (within 30 days of purchase) (as a percentage of amount redeemed, if applicable)		2.00%	Redemption Fee (within 30 days of purchase) (as a percentage of amount redeemed, if applicable)		2.00%

Annual Fund Operating Expenses (expenses that you pay as a percentage of the value of your investment)			Annual Fund Operating Expenses (expenses that you pay as a percentage of the value of your investment)

Management Fees		0.80%	Management Fees		0.76%
Other Expenses		0.15%	Other Expenses		0.06%
Transfer Agency Fees	0.10%		Transfer Agency Fees	0.015%
Other Operating Expenses	0.05%		Other Operating Expenses	0.045%
Acquired Fund Fees and Expenses		0.01%	Acquired Fund Fees and Expenses		0.01%
Total Annual Fund Operating Expenses		0.96%	Total Annual Fund Operating Expenses		0.83%
Expense Reimbursement(1)		(0.15)%	Expense Reimbursement(2)		(0.02)%
Total Annual Fund Operating Expenses After Expense Reimbursement		0.81%	Total Annual Fund Operating Expenses After Expense Reimbursement		0.81%

(1)	The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Expense Reimbursement will not correlate to the Fund’s ratios of average net assets to (1) expenses before reimbursements and credits and (2) expenses net of reimbursements and credits, respectively, included in the Fund’s Financial Highlights in the Fund’s complete Prospectus, which do not reflect indirect expenses, such as Acquired Fund Fees and Expenses.
(2)	Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Fund Operating Expenses” exceed 0.80%. This contractual limitation may not be terminated before July 31, 2014 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.
(3)	Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Fund Operating Expenses” exceed 0.80%. This contractual limitation may not be terminated before July 31, 2015 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.

Short Bond Fund

CURRENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT			PROPOSED MANAGEMENT AGREEMENT (pro forma)
Shareholder Fees (fees paid directly from your investment)			Shareholder Fees (fees paid directly from your investment)
None			None

Annual Fund Operating Expenses (expenses that you pay as a percentage of the value of your investment)			Annual Fund Operating Expenses (expenses that you pay as a percentage of the value of your investment)

Management Fees		0.55%	Management Fees		0.38%
Other Expenses		0.19%	Other Expenses		0.086%
Transfer Agency Fees	0.10%		Transfer Agency Fees	0.015%
Other Operating Expenses	0.09%		Other Operating Expenses	0.071%
Acquired Fund Fees and Expenses		0.03%	Acquired Fund Fees and Expenses		0.03%
Total Annual Fund Operating Expenses(1)		0.77%	Total Annual Fund Operating Expenses(1)		0.496%
Expense Reimbursement(2)		(0.34)%	Expense Reimbursement(3)		(0.066)%
Total Annual Fund Operating Expenses After Expense Reimbursement(1)		0.43%	Total Annual Fund Operating Expenses After Expense Reimbursement(1)		0.43%

(1)	The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Expense Reimbursement will not correlate to the Fund’s ratios of average net assets to (1) expenses before reimbursements and credits and (2) expenses net of reimbursements and credits, respectively, included in the Fund’s Financial Highlights in the Fund’s complete Prospectus, which do not reflect indirect expenses, such as Acquired Fund Fees and Expenses.
(2)	Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Fund Operating Expenses” exceed 0.40%. This contractual limitation may not be terminated before July 31, 2014 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.
(3)	Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Fund Operating Expenses” exceed 0.40%. This contractual limitation may not be terminated before July 31, 2015 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.

Short-Intermediate U.S. Government Fund

CURRENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT			PROPOSED MANAGEMENT AGREEMENT (pro forma)
Shareholder Fees (fees paid directly from your investment)			Shareholder Fees (fees paid directly from your investment)
None			None

Annual Fund Operating Expenses (expenses that you pay as a percentage of the value of your investment)			Annual Fund Operating Expenses (expenses that you pay as a percentage of the value of your investment)

Management Fees		0.55%	Management Fees		0.38%
Other Expenses		0.18%	Other Expenses		0.078%
Transfer Agency Fees	0.10%		Transfer Agency Fees	0.015%
Other Operating Expenses	0.08%		Other Operating Expenses	0.063%
Acquired Fund Fees and Expenses		0.04	Acquired Fund Fees and Expenses		0.04
Total Annual Fund Operating Expenses(1)		0.77%	Total Annual Fund Operating Expenses(1)		0.498%
Expense Reimbursement(2)		(0.33)%	Expense Reimbursement(3)		(0.058)%
Total Annual Fund Operating Expenses After Expense Reimbursement(1)		0.44%	Total Annual Fund Operating Expenses After Expense Reimbursement(1)		0.44%

(1)	The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Expense Reimbursement will not correlate to the Fund’s ratios of average net assets to (1) expenses before reimbursements and credits and (2) expenses net of reimbursements and credits, respectively, included in the Fund’s Financial Highlights in the Fund’s complete Prospectus, which do not reflect indirect expenses, such as Acquired Fund Fees and Expenses.
(2)	Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Fund Operating Expenses” exceed 0.40%. This contractual limitation may not be terminated before July 31, 2014 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.
(3)	Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Fund Operating Expenses” exceed 0.40%. This contractual limitation may not be terminated before July 31, 2015 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.

Tax-Advantaged Ultra-Short Fixed Income Fund

CURRENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT			PROPOSED MANAGEMENT AGREEMENT (pro forma)
Shareholder Fees (fees paid directly from your investment)			Shareholder Fees (fees paid directly from your investment)
None			None

Annual Fund Operating Expenses (expenses that you pay as a percentage of the value of your investment)			Annual Fund Operating Expenses (expenses that you pay as a percentage of the value of your investment)

Management Fees		0.30%	Management Fees		0.23%
Other Expenses		0.13%	Other Expenses		0.034%
Transfer Agency Fees	0.10%		Transfer Agency Fees	0.015%
Other Operating Expenses	0.03%		Other Operating Expenses	0.019%
Total Annual Fund Operating Expenses		0.43%	Total Annual Fund Operating Expenses		0.264%
Expense Reimbursement(1)		(0.18)%	Expense Reimbursement(2)		(0.014)%
Total Annual Fund Operating Expenses After Expense Reimbursement		0.25%	Total Annual Fund Operating Expenses After Expense Reimbursement		0.25%

(1)	Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Fund Operating Expenses” exceed 0.25%. This contractual limitation may not be terminated before July 31, 2014 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.
(2)	Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Fund Operating Expenses” exceed 0.25%. This contractual limitation may not be terminated before July 31, 2015 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.

Ultra-Short Fixed Income Fund

CURRENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT			PROPOSED MANAGEMENT AGREEMENT (pro forma)
Shareholder Fees (fees paid directly from your investment)			Shareholder Fees (fees paid directly from your investment)
None			None

Annual Fund Operating Expenses (expenses that you pay as a percentage of the value of your investment)			Annual Fund Operating Expenses (expenses that you pay as a percentage of the value of your investment)

Management Fees		0.30%	Management Fees		0.23%
Other Expenses		0.15%	Other Expenses		0.052%
Transfer Agency Fees	0.10%		Transfer Agency Fees	0.015%
Other Operating Expenses	0.05%		Other Operating Expenses	0.037%
Acquired Fund Fees and Expenses		0.01%	Acquired Fund Fees and Expenses		0.01%
Total Annual Fund Operating Expenses(1)		0.46%	Total Annual Fund Operating Expenses(1)		0.292%
Expense Reimbursement(2)		(0.20)%	Expense Reimbursement(3)		(0.032)%
Total Annual Fund Operating Expenses After Expense Reimbursement(1)		0.26%	Total Annual Fund Operating Expenses After Expense Reimbursement(1)		0.26%

(1)	The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Expense Reimbursement will not correlate to the Fund’s ratios of average net assets to (1) expenses before reimbursements and credits and (2) expenses net of reimbursements and credits, respectively, included in the Fund’s Financial Highlights in the Fund’s complete Prospectus, which do not reflect indirect expenses, such as Acquired Fund Fees and Expenses.
(2)	Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Fund Operating Expenses” exceed 0.25%. This contractual limitation may not be terminated before July 31, 2014 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.
(3)	Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Fund Operating Expenses” exceed 0.25%. This contractual limitation may not be terminated before July 31, 2015 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.

U.S. Government Fund

CURRENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT			PROPOSED MANAGEMENT AGREEMENT (pro forma)
Shareholder Fees (fees paid directly from your investment)			Shareholder Fees (fees paid directly from your investment)
None			None

Annual Fund Operating Expenses (expenses that you pay as a percentage of the value of your investment)			Annual Fund Operating Expenses (expenses that you pay as a percentage of the value of your investment)

Management Fees		0.85%	Management Fees		0.38%
Other Expenses		0.37%	Other Expenses		0.239%
Transfer Agency Fees	0.10%		Transfer Agency Fees	0.015%
Other Operating Expenses	0.27%		Other Operating Expenses	0.224%
Acquired Fund Fees and Expenses		0.04%	Acquired Fund Fees and Expenses		0.04%
Total Annual Fund Operating Expenses(1)		1.26%	Total Annual Fund Operating Expenses(1)		0.659%
Expense Reimbursement(2)		(0.82)%	Expense Reimbursement(3)		(0.219)%
Total Annual Fund Operating Expenses After Expense Reimbursement(1)		0.44%	Total Annual Fund Operating Expenses After Expense Reimbursement(1)		0.44%

(1)	The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Expense Reimbursement will not correlate to the Fund’s ratios of average net assets to (1) expenses before reimbursements and credits and (2) expenses net of reimbursements and credits, respectively, included in the Fund’s Financial Highlights in the Fund’s complete Prospectus, which do not reflect indirect expenses, such as Acquired Fund Fees and Expenses.
(2)	Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Fund Operating Expenses” exceed 0.40%. This contractual limitation may not be terminated before July 31, 2014 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.
(3)	Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Fund Operating Expenses” exceed 0.40%. This contractual limitation may not be terminated before July 31, 2015 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.

U.S. Treasury Index Fund

CURRENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT			PROPOSED MANAGEMENT AGREEMENT (pro forma)
Shareholder Fees (fees paid directly from your investment)			Shareholder Fees (fees paid directly from your investment)
None			None

Annual Fund Operating Expenses (expenses that you pay as a percentage of the value of your investment)			Annual Fund Operating Expenses (expenses that you pay as a percentage of the value of your investment)

Management Fees		0.45%	Management Fees		0.13%
Other Expenses		0.23%	Other Expenses		0.12%
Transfer Agency Fees	0.10%		Transfer Agency Fees	0.015%
Other Operating Expenses	0.13%		Other Operating Expenses	0.105%
Total Annual Fund Operating Expenses(1)		0.68%	Total Annual Fund Operating Expenses(1)		0.25%
Expense Reimbursement(2)		(0.53)%	Expense Reimbursement(3)		(0.10)%
Total Annual Fund Operating Expenses After Expense Reimbursement(1)		0.15%	Total Annual Fund Operating Expenses After Expense Reimbursement(1)		0.15%

(1)	Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Fund Operating Expenses” exceed 0.15%. This contractual limitation may not be terminated before July 31, 2014 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.
(2)	Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Fund Operating Expenses” exceed 0.15%. This contractual limitation may not be terminated before July 31, 2015 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.

Arizona Tax-Exempt Fund

CURRENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT			PROPOSED MANAGEMENT AGREEMENT (pro forma)
Shareholder Fees (fees paid directly from your investment)			Shareholder Fees (fees paid directly from your investment)
None			None

Annual Fund Operating Expenses (expenses that you pay as a percentage of the value of your investment)			Annual Fund Operating Expenses (expenses that you pay as a percentage of the value of your investment)

Management Fees		0.70%	Management Fees		0.43%
Other Expenses		0.23%	Other Expenses		0.118%
Transfer Agency Fees	0.10%		Transfer Agency Fees	0.015%
Other Operating Expenses	0.13%		Other Operating Expenses	0.103%
Acquired Fund Fees and Expenses		0.01%	Acquired Fund Fees and Expenses		0.01%
Total Annual Fund Operating Expenses(1)		0.94%	Total Annual Fund Operating Expenses(1)		0.558%
Expense Reimbursement(2)		(0.48)%	Expense Reimbursement(3)		(0.098)%
Total Annual Fund Operating Expenses After Expense Reimbursement(1)		0.46%	Total Annual Fund Operating Expenses After Expense Reimbursement(1)		0.46%

(1)	The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Expense Reimbursement will not correlate to the Fund’s ratios of average net assets to (1) expenses before reimbursements and credits and (2) expenses net of reimbursements and credits, respectively, included in the Fund’s Financial Highlights in the Fund’s complete Prospectus, which do not reflect indirect expenses, such as Acquired Fund Fees and Expenses.
(2)	Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Fund Operating Expenses” exceed 0.45%. This contractual limitation may not be terminated before July 31, 2014 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.
(3)	Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Fund Operating Expenses” exceed 0.45%. This contractual limitation may not be terminated before July 31, 2015 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.

California Intermediate Tax-Exempt Fund

CURRENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT			PROPOSED MANAGEMENT AGREEMENT (pro forma)
Shareholder Fees (fees paid directly from your investment)			Shareholder Fees (fees paid directly from your investment)
None			None

Annual Fund Operating Expenses (expenses that you pay as a percentage of the value of your investment)			Annual Fund Operating Expenses (expenses that you pay as a percentage of the value of your investment)

Management Fees		0.70%	Management Fees		0.43%
Other Expenses		0.16%	Other Expenses		0.06%
Transfer Agency Fees	0.10%		Transfer Agency Fees	0.015%
Other Operating Expenses	0.06%		Other Operating Expenses	0.045%
Acquired Fund Fees and Expenses		0.01%	Acquired Fund Fees and Expenses		0.01%
Total Annual Fund Operating Expenses(1)		0.87%	Total Annual Fund Operating Expenses(1)		0.50%
Expense Reimbursement(2)		(0.41)%	Expense Reimbursement(3)		(0.04)%
Total Annual Fund Operating Expenses After Expense Reimbursement(1)		0.46%	Total Annual Fund Operating Expenses After Expense Reimbursement(1)		0.46%

(1)	The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Expense Reimbursement will not correlate to the Fund’s ratios of average net assets to (1) expenses before reimbursements and credits and (2) expenses net of reimbursements and credits, respectively, included in the Fund’s Financial Highlights in the Fund’s complete Prospectus, which do not reflect indirect expenses, such as Acquired Fund Fees and Expenses.
(2)	Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Fund Operating Expenses” exceed 0.45%. This contractual limitation may not be terminated before July 31, 2014 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.
(3)	Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Fund Operating Expenses” exceed 0.45%. This contractual limitation may not be terminated before July 31, 2015 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.

California Tax-Exempt Fund

CURRENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT			PROPOSED MANAGEMENT AGREEMENT (pro forma)
Shareholder Fees (fees paid directly from your investment)			Shareholder Fees (fees paid directly from your investment)
None			None

Annual Fund Operating Expenses (expenses that you pay as a percentage of the value of your investment)			Annual Fund Operating Expenses (expenses that you pay as a percentage of the value of your investment)

Management Fees		0.70%	Management Fees		0.43%
Other Expenses		0.27%	Other Expenses		0.163%
Transfer Agency Fees	0.10%		Transfer Agency Fees	0.015%
Other Operating Expenses	0.17%		Other Operating Expenses	0.148%
Acquired Fund Fees and Expenses		0.01%	Acquired Fund Fees and Expenses		0.01%
Total Annual Fund Operating Expenses(1)		0.98%	Total Annual Fund Operating Expenses(1)		0.603%
Expense Reimbursement(2)		(0.52)%	Expense Reimbursement(3)		(0.143)%
Total Annual Fund Operating Expenses After Expense Reimbursement(1)		0.46%	Total Annual Fund Operating Expenses After Expense Reimbursement(1)		0.46%

(1)	The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Expense Reimbursement will not correlate to the Fund’s ratios of average net assets to (1) expenses before reimbursements and credits and (2) expenses net of reimbursements and credits, respectively, included in the Fund’s Financial Highlights in the Fund’s complete Prospectus, which do not reflect indirect expenses, such as Acquired Fund Fees and Expenses.
(2)	Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Fund Operating Expenses” exceed 0.45%. This contractual limitation may not be terminated before July 31, 2014 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.
(3)	Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Fund Operating Expenses” exceed 0.45%. This contractual limitation may not be terminated before July 31, 2015 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.

High Yield Municipal Fund

CURRENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT			PROPOSED MANAGEMENT AGREEMENT (pro forma)
Shareholder Fees (fees paid directly from your investment)			Shareholder Fees (fees paid directly from your investment)
None			None

Annual Fund Operating Expenses (expenses that you pay as a percentage of the value of your investment)			Annual Fund Operating Expenses (expenses that you pay as a percentage of the value of your investment)

Management Fees		0.80%	Management Fees		0.77%
Other Expenses		0.17%	Other Expenses		0.07%
Transfer Agency Fees	0.10%		Transfer Agency Fees	0.015%
Other Operating Expenses	0.07%		Other Operating Expenses	0.055%
Total Annual Fund Operating Expenses		0.97%	Total Annual Fund Operating Expenses		0.84%
Expense Reimbursement(1)		(0.17)%	Expense Reimbursement(2)		(0.04)%
Total Annual Fund Operating Expenses After Expense Reimbursement		0.80%	Total Annual Fund Operating Expenses After Expense Reimbursement		0.80%

(1)	Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Fund Operating Expenses” exceed 0.80%. This contractual limitation may not be terminated before July 31, 2014 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.
(2)	Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Fund Operating Expenses” exceed 0.80%. This contractual limitation may not be terminated before July 31, 2015 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.

Intermediate Tax-Exempt Fund

CURRENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT			PROPOSED MANAGEMENT AGREEMENT (pro forma)
Shareholder Fees (fees paid directly from your investment)			Shareholder Fees (fees paid directly from your investment)
None			None

Annual Fund Operating Expenses (expenses that you pay as a percentage of the value of your investment)			Annual Fund Operating Expenses (expenses that you pay as a percentage of the value of your investment)

Management Fees		0.69%	Management Fees		0.42%
Other Expenses		0.17%	Other Expenses		0.070%
Transfer Agency Fees	0.10%		Transfer Agency Fees	0.015%
Other Operating Expenses	0.07%		Other Operating Expenses	0.055%
Acquired Fund Fees and Expenses		0.02%	Acquired Fund Fees and Expenses		0.02%
Total Annual Fund Operating Expenses(1)		0.88%	Total Annual Fund Operating Expenses(1)		0.51%
Expense Reimbursement(2)		(0.41)%	Expense Reimbursement(3)		(0.04)%
Total Annual Fund Operating Expenses After Expense Reimbursement(1)		0.47%	Total Annual Fund Operating Expenses After Expense Reimbursement(1)		0.47%

(1)	The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Expense Reimbursement will not correlate to the Fund’s ratios of average net assets to (1) expenses before reimbursements and credits and (2) expenses net of reimbursements and credits, respectively, included in the Fund’s Financial Highlights in the Fund’s complete Prospectus, which do not reflect indirect expenses, such as Acquired Fund Fees and Expenses.
(2)	Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Fund Operating Expenses” exceed 0.45%. This contractual limitation may not be terminated before July 31, 2014 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.
(3)	Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Fund Operating Expenses” exceed 0.45%. This contractual limitation may not be terminated before July 31, 2015 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.

Short-Intermediate Tax-Exempt Fund

CURRENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT			PROPOSED MANAGEMENT AGREEMENT (pro forma)
Shareholder Fees (fees paid directly from your investment)		None	Shareholder Fees (fees paid directly from your investment)		None

Annual Fund Operating Expenses (expenses that you pay as a percentage of the value of your investment)			Annual Fund Operating Expenses (expenses that you pay as a percentage of the value of your investment)

Management Fees		0.65%	Management Fees		0.43%
Other Expenses		0.14%	Other Expenses		0.043%
Transfer Agency Fees	0.10%		Transfer Agency Fees	0.015%
Other Operating Expenses	0.04%		Other Operating Expenses	0.028%
Acquired Fund Fees and Expenses		0.01%	Acquired Fund Fees and Expenses		0.01%
Total Annual Fund Operating Expenses(1)		0.80%	Total Annual Fund Operating Expenses(1)		0.483%
Expense Reimbursement(2)		(0.34)%	Expense Reimbursement(3)		(0.022)%
Total Annual Fund Operating Expenses After Expense Reimbursement(1)		0.46%	Total Annual Fund Operating Expenses After Expense Reimbursement(1)		0.46%

(1)	The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Expense Reimbursement will not correlate to the Fund’s ratios of average net assets to (1) expenses before reimbursements and credits and (2) expenses net of reimbursements and credits, respectively, included in the Fund’s Financial Highlights in the Fund’s complete Prospectus, which do not reflect indirect expenses, such as Acquired Fund Fees and Expenses.
(2)	Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Fund Operating Expenses” exceed 0.45%. This contractual limitation may not be terminated before July 31, 2014 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.
(3)	Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Fund Operating Expenses” exceed 0.45%. This contractual limitation may not be terminated before July 31, 2015 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.

Tax-Exempt Fund

CURRENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT			PROPOSED MANAGEMENT AGREEMENT (pro forma)
Shareholder Fees (fees paid directly from your investment)		None	Shareholder Fees (fees paid directly from your investment)		None

Annual Fund Operating Expenses (expenses that you pay as a percentage of the value of your investment)			Annual Fund Operating Expenses (expenses that you pay as a percentage of the value of your investment)

Management Fees		0.70%	Management Fees		0.43%
Other Expenses		0.15%	Other Expenses		0.053%
Transfer Agency Fees	0.10%		Transfer Agency Fees	0.015%
Other Operating Expenses	0.05%		Other Operating Expenses	0.038%
Acquired Fund Fees and Expenses		0.02%	Acquired Fund Fees and Expenses		0.02%
Total Annual Fund Operating Expenses(1)		0.87%	Total Annual Fund Operating Expenses(1)		0.503%
Expense Reimbursement(2)		(0.40)%	Expense Reimbursement(3)		(0.033)%
Total Annual Fund Operating Expenses After Expense Reimbursement(1)		0.47%	Total Annual Fund Operating Expenses After Expense Reimbursement(1)		0.47%

(1)	The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Expense Reimbursement will not correlate to the Fund’s ratios of average net assets to (1) expenses before reimbursements and credits and (2) expenses net of reimbursements and credits, respectively, included in the Fund’s Financial Highlights in the Fund’s complete Prospectus, which do not reflect indirect expenses, such as Acquired Fund Fees and Expenses.
(2)	Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Fund Operating Expenses” exceed 0.45%. This contractual limitation may not be terminated before July 31, 2014 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.
(3)	Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Fund Operating Expenses” exceed 0.45%. This contractual limitation may not be terminated before July 31, 2015 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.

California Municipal Money Market Fund

CURRENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT			PROPOSED MANAGEMENT AGREEMENT (pro forma)
Shareholder Fees (fees paid directly from your investment)		None	Shareholder Fees (fees paid directly from your investment)		None

Annual Fund Operating Expenses (expenses that you pay as a percentage of the value of your investment)			Annual Fund Operating Expenses (expenses that you pay as a percentage of the value of your investment)

Management Fees		0.35%	Management Fees		0.33%
Other Expenses		0.16%	Other Expenses		0.06%
Transfer Agency Fees	0.10%		Transfer Agency Fees	0.015%
Other Operating Expenses	0.06%		Other Operating Expenses	0.045%
Total Annual Fund Operating Expenses		0.51%	Total Annual Fund Operating Expenses		0.39%
Expense Reimbursement(1)		(0.16)%	Expense Reimbursement(2)		(0.04)%
Total Annual Fund Operating Expenses After Expense Reimbursement		0.35%	Total Annual Fund Operating Expenses After Expense Reimbursement		0.35%

(1)	Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Fund Operating Expenses” exceed 0.35%. This contractual limitation may not be terminated before July 31, 2014 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.
(2)	Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Fund Operating Expenses” exceed 0.35%. This contractual limitation may not be terminated before July 31, 2015 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.

Money Market Fund

CURRENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT			PROPOSED MANAGEMENT AGREEMENT (pro forma)
Shareholder Fees (fees paid directly from your investment)			Shareholder Fees (fees paid directly from your investment)
None			None

Annual Fund Operating Expenses (expenses that you pay as a percentage of the value of your investment)			Annual Fund Operating Expenses (expenses that you pay as a percentage of the value of your investment)

Management Fees		0.35%	Management Fees		0.33%
Other Expenses		0.13%	Other Expenses		0.035%
Transfer Agency Fees	0.10%		Transfer Agency Fees	0.015%
Other Operating Expenses	0.03%		Other Operating Expenses	0.020%
Total Annual Fund Operating Expenses		0.48%	Total Annual Fund Operating Expenses		0.365%
Expense Reimbursement(1)		(0.13)%	Expense Reimbursement(2)		(0.015)%
Total Annual Fund Operating Expenses After Expense Reimbursement		0.35%	Total Annual Fund Operating Expenses After Expense Reimbursement		0.35%

(1)	Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Fund Operating Expenses” exceed 0.35%. This contractual limitation may not be terminated before July 31, 2014 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.
(2)	Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Fund Operating Expenses” exceed 0.35%. This contractual limitation may not be terminated before July 31, 2015 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.

Municipal Money Market Fund

CURRENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT			PROPOSED MANAGEMENT AGREEMENT (pro forma)
Shareholder Fees (fees paid directly from your investment)			Shareholder Fees (fees paid directly from your investment)
None			None

Annual Fund Operating Expenses (expenses that you pay as a percentage of the value of your investment)			Annual Fund Operating Expenses (expenses that you pay as a percentage of the value of your investment)

Management Fees		0.35%	Management Fees		0.33%
Other Expenses		0.13%	Other Expenses		0.035%
Transfer Agency Fees	0.10%		Transfer Agency Fees	0.015%
Other Operating Expenses	0.03%		Other Operating Expenses	0.020%
Total Annual Fund Operating Expenses		0.48%	Total Annual Fund Operating Expenses		0.365%
Expense Reimbursement(1)		(0.13)%	Expense Reimbursement(2)		(0.015)%
Total Annual Fund Operating Expenses After Expense Reimbursement		0.35%	Total Annual Fund Operating Expenses After Expense Reimbursement		0.35%

(1)	Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Fund Operating Expenses” exceed 0.35%. This contractual limitation may not be terminated before July 31, 2014 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.
(2)	Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Fund Operating Expenses” exceed 0.35%. This contractual limitation may not be terminated before July 31, 2015 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.

U.S. Government Money Market Fund

CURRENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT			PROPOSED MANAGEMENT AGREEMENT (pro forma)
Shareholder Fees (fees paid directly from your investment)			Shareholder Fees (fees paid directly from your investment)
None			None

Annual Fund Operating Expenses (expenses that you pay as a percentage of the value of your investment)			Annual Fund Operating Expenses (expenses that you pay as a percentage of the value of your investment)

Management Fees		0.35%	Management Fees		0.33%
Other Expenses		0.13%	Other Expenses		0.034%
Transfer Agency Fees	0.10%		Transfer Agency Fees	0.015%
Other Operating Expenses	0.03%		Other Operating Expenses	0.019%
Total Annual Fund Operating Expenses		0.48%	Total Annual Fund Operating Expenses		0.364%
Expense Reimbursement(1)		(0.13)%	Expense Reimbursement(2)		(0.014)%
Total Annual Fund Operating Expenses After Expense Reimbursement		0.35%	Total Annual Fund Operating Expenses After Expense Reimbursement		0.35%

(1)	Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Fund Operating Expenses” exceed 0.35%. This contractual limitation may not be terminated before July 31, 2014 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.
(2)	Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Fund Operating Expenses” exceed 0.35%. This contractual limitation may not be terminated before July 31, 2015 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.

U.S. Government Select Money Market Fund

CURRENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT			PROPOSED MANAGEMENT AGREEMENT (pro forma)
Shareholder Fees (fees paid directly from your investment)			Shareholder Fees (fees paid directly from your investment)
None			None

Annual Fund Operating Expenses (expenses that you pay as a percentage of the value of your investment)			Annual Fund Operating Expenses (expenses that you pay as a percentage of the value of your investment)

Management Fees		0.35%	Management Fees		0.33%
Other Expenses		0.13%	Other Expenses		0.034%
Transfer Agency Fees	0.10%		Transfer Agency Fees	0.015%
Other Operating Expenses	0.03%		Other Operating Expenses	0.019%
Total Annual Fund Operating Expenses		0.48%	Total Annual Fund Operating Expenses		0.364%
Expense Reimbursement(1)		(0.13)%	Expense Reimbursement(2)		(0.014)%
Total Annual Fund Operating Expenses After Expense Reimbursement		0.35%	Total Annual Fund Operating Expenses After Expense Reimbursement		0.35%

(1)	Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Fund Operating Expenses” exceed 0.35%. This contractual limitation may not be terminated before July 31, 2014 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.
(2)	Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Fund Operating Expenses” exceed 0.35%. This contractual limitation may not be terminated before July 31, 2015 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.

Pro Forma Fee Tables

The following tables compare the fees currently charged by each Fund with the pro forma fees that would apply if the Proposed Management Agreement was approved by shareholders. Each table shows the Fund’s current fee table from its most recent prospectus and compares the similar fees that will be applicable if the Proposed Management Agreement is approved.

Northern Multi-Manager Funds

Multi-Manager Emerging Markets Equity Fund

CURRENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT			PROPOSED MANAGEMENT AGREEMENT (pro forma)
Shareholder Fees (fees paid directly from your investment)			Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a Percentage of offering price)		None	Maximum Sales Charge (Load) Imposed on Purchases (as a Percentage of offering price)		None
Redemption Fee (within 30 days of purchase) (as a percentage of amount redeemed, if applicable)		2.00%	Redemption Fee (within 30 days of purchase) (as a percentage of amount redeemed, if applicable)		2.00%

Annual Fund Operating Expenses (expenses that you pay as a percentage of the value of your investment)			Annual Fund Operating Expenses (expenses that you pay as a percentage of the value of your investment)

Management Fees			Management Fees		1.28%
Other Expenses			Other Expenses		0.12%
Transfer Agency Fees	0.10%		Transfer Agency Fees	0.015%
Other Operating Expenses	0.12%		Other Operating Expenses	0.105%
Acquired Fund Fees and Expenses		0.01%	Acquired Fund Fees and Expenses		0.01%
Total Annual Fund Operating Expenses(1)		1.54%	Total Annual Fund Operating Expenses(1)		1.41%
Expense Reimbursement(2)		(0.18)%	Expense Reimbursement(3)		(0.05)%
Total Annual Fund Operating Expenses After Expense Reimbursement(1)		1.36%	Total Annual Fund Operating Expenses After Expense Reimbursement(1)		1.36%

(1)	The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Expense Reimbursement will not correlate to the Fund’s ratios of average net assets to (1) expenses before reimbursements and credits and (2) expenses net of reimbursements and credits, respectively, included in the Fund’s Financial Highlights in the Fund’s complete Prospectus, which do not reflect indirect expenses, such as Acquired Fund Fees and Expenses.
(2)	Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Fund Operating Expenses” exceed 1.35%. This contractual limitation may not be terminated before July 31, 2014 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.
(3)	Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Fund Operating Expenses” exceed 1.35%. This contractual limitation may not be terminated before July 31, 2015 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.

Multi-Manager Global Listed Infrastructure Fund

CURRENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT			PROPOSED MANAGEMENT AGREEMENT (pro forma)
Shareholder Fees (fees paid directly from your investment)			Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a Percentage of offering price)		None	Maximum Sales Charge (Load) Imposed on Purchases (as a Percentage of offering price)		None
Redemption Fee (within 30 days of purchase) (as a percentage of amount redeemed, if applicable)		2.00%	Redemption Fee (within 30 days of purchase) (as a percentage of amount redeemed, if applicable)		2.00%

Annual Fund Operating Expenses (expenses that you pay as a percentage of the value of your investment)			Annual Fund Operating Expenses (expenses that you pay as a percentage of the value of your investment)

Management Fees		0.95%	Management Fees		0.90%
Other Expenses		0.32%	Other Expenses		0.213%
Transfer Agency Fees	0.10%		Transfer Agency Fees	0.015%
Other Operating Expenses	0.22%		Other Operating Expenses	0.198%
Acquired Fund Fees and Expenses		0.02%	Acquired Fund Fees and Expenses		0.02%
Total Annual Fund Operating Expenses(1)		1.29%	Total Annual Fund Operating Expenses(1)		1.133%
Expense Reimbursement(2)		(0.27)%	Expense Reimbursement(3)		(0.113)%
Total Annual Fund Operating Expenses After Expense Reimbursement(1)		1.02%	Total Annual Fund Operating Expenses After Expense Reimbursement(1)		1.02%

(1)	The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Expense Reimbursement will not correlate to the Fund’s ratios of average net assets to (1) expenses before reimbursements and credits and (2) expenses net of reimbursements and credits, respectively, included in the Fund’s Financial Highlights in the Fund’s complete Prospectus, which do not reflect indirect expenses, such as Acquired Fund Fees and Expenses.
(2)	Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Fund Operating Expenses” exceed 1.00%. This contractual limitation may not be terminated before July 31, 2014 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.
(3)	Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Fund Operating Expenses” exceed 1.00%. This contractual limitation may not be terminated before July 31, 2015 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.

Multi-Manager Global Real Estate Fund

CURRENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT			PROPOSED MANAGEMENT AGREEMENT (pro forma)
Shareholder Fees (fees paid directly from your investment)			Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a Percentage of offering price)		None	Maximum Sales Charge (Load) Imposed on Purchases (as a Percentage of offering price)		None
Redemption Fee (within 30 days of purchase) (as a percentage of amount redeemed, if applicable)		2.00%	Redemption Fee (within 30 days of purchase) (as a percentage of amount redeemed, if applicable)		2.00%

Annual Fund Operating Expenses (expenses that you pay as a percentage of the value of your investment)			Annual Fund Operating Expenses (expenses that you pay as a percentage of the value of your investment)

Management Fees		1.25%	Management Fees		1.04%
Other Expenses		0.21%	Other Expenses		0.110%
Transfer Agency Fees	0.10%		Transfer Agency Fees	0.015%
Other Operating Expenses	0.11%		Other Operating Expenses	0.095%
Acquired Fund Fees and Expenses		0.01%	Acquired Fund Fees and Expenses		0.01%
Total Annual Fund Operating Expenses(1)		1.47%	Total Annual Fund Operating Expenses(1)		1.16%
Expense Reimbursement(2)		(0.36)%	Expense Reimbursement(3)		(0.05)%
Total Annual Fund Operating Expenses After Expense Reimbursement(1)		1.11%	Total Annual Fund Operating Expenses After Expense Reimbursement(1)		1.11%

(1)	The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Expense Reimbursement will not correlate to the Fund’s ratios of average net assets to (1) expenses before reimbursements and credits and (2) expenses net of reimbursements and credits, respectively, included in the Fund’s Financial Highlights in the Fund’s complete Prospectus, which do not reflect indirect expenses, such as Acquired Fund Fees and Expenses.
(2)	Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Fund Operating Expenses” exceed 1.10%. This contractual limitation may not be terminated before July 31, 2014 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.
(3)	Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Fund Operating Expenses” exceed 1.10%. This contractual limitation may not be terminated before July 31, 2015 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.

Multi-Manager International Equity Fund

CURRENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT			PROPOSED MANAGEMENT AGREEMENT (pro forma)
Shareholder Fees (fees paid directly from your investment)			Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a Percentage of offering price)		None	Maximum Sales Charge (Load) Imposed on Purchases (as a Percentage of offering price)		None
Redemption Fee (within 30 days of purchase) (as a percentage of amount redeemed, if applicable)		2.00%	Redemption Fee (within 30 days of purchase) (as a percentage of amount redeemed, if applicable)		2.00%

Annual Fund Operating Expenses (expenses that you pay as a percentage of the value of your investment)			Annual Fund Operating Expenses (expenses that you pay as a percentage of the value of your investment)

Management Fees		1.21%	Management Fees		1.13%
Other Expenses		0.22%	Other Expenses		0.12%
Transfer Agency Fees	0.10%		Transfer Agency Fees	0.015%
Other Operating Expenses	0.12%		Other Operating Expenses	0.105%
Acquired Fund Fees and Expenses		0.02%	Acquired Fund Fees and Expenses		0.02%
Total Annual Fund Operating Expenses(1)		1.45%	Total Annual Fund Operating Expenses(1)		1.27%
Expense Reimbursement(2)		(0.23)%	Expense Reimbursement(3)		(0.05)%
Total Annual Fund Operating Expenses After Expense Reimbursement(1)		1.22%	Total Annual Fund Operating Expenses After Expense Reimbursement(1)		1.22%

(1)	The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Expense Reimbursement will not correlate to the Fund’s ratios of average net assets to (1) expenses before reimbursements and credits and (2) expenses net of reimbursements and credits, respectively, included in the Fund’s Financial Highlights in the Fund’s complete Prospectus, which do not reflect indirect expenses, such as Acquired Fund Fees and Expenses.
(2)	Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Fund Operating Expenses” exceed 1.20%. This contractual limitation may not be terminated before July 31, 2015 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.
(3)	Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Fund Operating Expenses” exceed 1.20%. This contractual limitation may not be terminated before July 31, 2015 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.

Multi-Manager Large Cap Fund

CURRENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT			PROPOSED MANAGEMENT AGREEMENT (pro forma)
Shareholder Fees (fees paid directly from your investment)		None	Shareholder Fees (fees paid directly from your investment)		None

Annual Fund Operating Expenses (expenses that you pay as a percentage of the value of your investment)			Annual Fund Operating Expenses (expenses that you pay as a percentage of the value of your investment)

Management Fees		1.05%	Management Fees		0.88%
Other Expenses		0.14%	Other Expenses		0.043%
Transfer Agency Fees	0.10%		Transfer Agency Fees	0.015%
Other Operating Expenses	0.04%		Other Operating Expenses	0.028%
Acquired Fund Fees and Expenses		0.01%	Acquired Fund Fees and Expenses		0.01%
Total Annual Fund Operating Expenses(1)		1.20%	Total Annual Fund Operating Expenses(1)		0.933%
Expense Reimbursement(2)		(0.29)%	Expense Reimbursement(3)		(0.023)%
Total Annual Fund Operating Expenses After Expense Reimbursement(1)		0.91%	Total Annual Fund Operating Expenses After Expense Reimbursement(1)		0.91%

(1)	The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Expense Reimbursement will not correlate to the Fund’s ratios of average net assets to (1) expenses before reimbursements and credits and (2) expenses net of reimbursements and credits, respectively, included in the Fund’s Financial Highlights in the Fund’s complete Prospectus, which do not reflect indirect expenses, such as Acquired Fund Fees and Expenses.
(2)	Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Fund Operating Expenses” exceed 0.90%. This contractual limitation may not be terminated before July 31, 2015 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.
(3)	Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Fund Operating Expenses” exceed 0.90%. This contractual limitation may not be terminated before July 31, 2015 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.

Multi-Manager Mid Cap Fund

CURRENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT			PROPOSED MANAGEMENT AGREEMENT (pro forma)
Shareholder Fees (fees paid directly from your investment)		None	Shareholder Fees (fees paid directly from your investment)		None

Annual Fund Operating Expenses (expenses that you pay as a percentage of the value of your investment)			Annual Fund Operating Expenses (expenses that you pay as a percentage of the value of your investment)

Management Fees		1.05%	Management Fees		0.98%
Other Expenses		%	Other Expenses		0.06%
Transfer Agency Fees	0.10%		Transfer Agency Fees	0.015%
Other Operating Expenses	0.06%		Other Operating Expenses	0.045%
Acquired Fund Fees and Expenses		0.01%	Acquired Fund Fees and Expenses		0.01%
Total Annual Fund Operating Expenses(1)		1.22%	Total Annual Fund Operating Expenses(1)		1.05%
Expense Reimbursement(2)		(0.21)%	Expense Reimbursement(3)		(0.04)%
Total Annual Fund Operating Expenses After Expense Reimbursement(1)		1.01%	Total Annual Fund Operating Expenses After Expense Reimbursement(1)		1.01%

(1)	The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Expense Reimbursement will not correlate to the Fund’s ratios of average net assets to (1) expenses before reimbursements and credits and (2) expenses net of reimbursements and credits, respectively, included in the Fund’s Financial Highlights in the Fund’s complete Prospectus, which do not reflect indirect expenses, such as Acquired Fund Fees and Expenses.
(2)	Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Fund Operating Expenses” exceed 1.00%. This contractual limitation may not be terminated before July 31, 2014 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.
(3)	Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Fund Operating Expenses” exceed 0.90%. This contractual limitation may not be terminated before July 31, 2015 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.

Multi-Manager Small Cap Fund

CURRENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT			PROPOSED MANAGEMENT AGREEMENT (pro forma)
Shareholder Fees (fees paid directly from your investment)		None	Shareholder Fees (fees paid directly from your investment)		None

Annual Fund Operating Expenses (expenses that you pay as a percentage of the value of your investment)			Annual Fund Operating Expenses (expenses that you pay as a percentage of the value of your investment)

Management Fees		1.25%	Management Fees		1.08%
Other Expenses		0.16%	Other Expenses		0.06%
Transfer Agency Fees	0.10%		Transfer Agency Fees	0.015%
Other Operating Expenses	0.06%		Other Operating Expenses	0.045%
Acquired Fund Fees and Expenses		0.01%	Acquired Fund Fees and Expenses		0.01%
Total Annual Fund Operating Expenses(1)		1.42%	Total Annual Fund Operating Expenses(1)		1.15%
Expense Reimbursement(2)		(0.31)%	Expense Reimbursement(3)		(0.04)%
Total Annual Fund Operating Expenses After Expense Reimbursement(1)		1.11%	Total Annual Fund Operating Expenses After Expense Reimbursement(1)		1.11%

(1)	The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Expense Reimbursement will not correlate to the Fund’s ratios of average net assets to (1) expenses before reimbursements and credits and (2) expenses net of reimbursements and credits, respectively, included in the Fund’s Financial Highlights in the Fund’s complete Prospectus, which do not reflect indirect expenses, such as Acquired Fund Fees and Expenses.
(2)	Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Fund Operating Expenses” exceed 1.10%. This contractual limitation may not be terminated before July 31, 2015 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.
(3)	Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Fund Operating Expenses” exceed 1.10%. This contractual limitation may not be terminated before July 31, 2015 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.

Multi-Manager High Yield Opportunity Fund

CURRENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT			PROPOSED MANAGEMENT AGREEMENT (pro forma)
Shareholder Fees (fees paid directly from your investment)			Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a Percentage of offering price)		None	Maximum Sales Charge (Load) Imposed on Purchases (as a Percentage of offering price)		None
Redemption Fee (within 30 days of purchase) (as a percentage of amount redeemed, if applicable)		2.00%	Redemption Fee (within 30 days of purchase) (as a percentage of amount redeemed, if applicable)		2.00%

Annual Fund Operating Expenses (expenses that you pay as a percentage of the value of your investment)			Annual Fund Operating Expenses (expenses that you pay as a percentage of the value of your investment)

Management Fees		0.95%	Management Fees		0.85%
Other Expenses		0.23%	Other Expenses		0.132%
Transfer Agency Fees	0.10%		Transfer Agency Fees	0.015%
Other Operating Expenses	0.13%		Other Operating Expenses	0.117%
Acquired Fund Fees and Expenses		0.01%	Acquired Fund Fees and Expenses		0.01%
Total Annual Fund Operating Expenses(1)		1.19%	Total Annual Fund Operating Expenses(1)		0.992%
Expense Reimbursement(2)		(0.28)%	Expense Reimbursement(3)		(0.082)%
Total Annual Fund Operating Expenses After Expense Reimbursement(1)		0.91%	Total Annual Fund Operating Expenses After Expense Reimbursement(1)		0.91%

(1)	The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Expense Reimbursement will not correlate to the Fund’s ratios of average net assets to (1) expenses before reimbursements and credits and (2) expenses net of reimbursements and credits, respectively, included in the Fund’s Financial Highlights in the Fund’s complete Prospectus, which do not reflect indirect expenses, such as Acquired Fund Fees and Expenses.
(2)	Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Fund Operating Expenses” exceed 0.90%. This contractual limitation may not be terminated before July 31, 2014 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.
(3)	Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Fund Operating Expenses” exceed 0.90%. This contractual limitation may not be terminated before July 31, 2015 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.

Multi-Manager Emerging Markets Debt Opportunity Fund

CURRENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT			PROPOSED MANAGEMENT AGREEMENT (pro forma)
Shareholder Fees (fees paid directly from your investment)			Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a Percentage of offering price)		None	Maximum Sales Charge (Load) Imposed on Purchases (as a Percentage of offering price)		None
Redemption Fee (within 30 days of purchase) (as a percentage of amount redeemed, if applicable)		2.00%	Redemption Fee (within 30 days of purchase) (as a percentage of amount redeemed, if applicable)		2.00%

Annual Fund Operating Expenses (expenses that you pay as a percentage of the value of your investment)			Annual Fund Operating Expenses (expenses that you pay as a percentage of the value of your investment)

Management Fees		0.90%	Management Fees		0.85%
Other Expenses(1)		0.35%	Other Expenses(1)		0.225%
Transfer Agency Fees	0.10%		Transfer Agency Fees	0.015%
Other Operating Expenses	0.25%		Other Operating Expenses	0.210%
Total Annual Fund Operating Expenses		1.25%	Total Annual Fund Operating Expenses		1.075%
Expense Reimbursement(2)		(0.32)%	Expense Reimbursement(3)		0.145%
Total Annual Fund Operating Expenses After Expense Reimbursement		0.93%	Total Annual Fund Operating Expenses After Expense Reimbursement		0.93%

(1)	“Other Expenses” are based on estimated amounts for the current fiscal year.
(2)	Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Fund Operating Expenses” exceed 0.93%. This contractual limitation may not be terminated before July 31, 2015 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.
(3)	Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Fund Operating Expenses” exceed 0.93%. This contractual limitation may not be terminated before July 31, 2015 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.

APPENDIX I

EXPENSE EXAMPLES

Northern Funds

Expense Examples

The examples are intended to help you compare the cost of investing in the relevant Fund both before and after the approval of the Proposed Management Agreements. The examples assume that you invest $10,000 for the time periods indicated (with reinvestment of all dividends and distributions) and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Large Cap Core Fund

	1 YEAR	3 YEAR	5 YEAR	10 YEAR
Current Advisory and Administration Agreements	$63	$489	$941	$2,196
Proposed Management Agreement (pro forma)	$63	$428	$817	$1,908

Income Equity Fund

	1 YEAR	3 YEAR	5 YEAR	10 YEAR
Current Advisory and Administration Agreements	$102	$368	$654	$1,468
Proposed Management Agreement (pro forma)	$102	$336	$588	$1,310

International Equity Fund

	1 YEAR	3 YEAR	5 YEAR	10 YEAR
Current Advisory and Administration Agreements	$108	$395	$703	$1,578
Proposed Management Agreement (pro forma)	$108	$363	$637	$1,421

Large Cap Equity Fund

	1 YEAR	3 YEAR	5 YEAR	10 YEAR
Current Advisory and Administration Agreements	$87	$336	$604	$1,371
Proposed Management Agreement (pro forma)	$87	$297	$525	$1,179

Large Cap Growth Fund

	1 YEAR	3 YEAR	5 YEAR	10 YEAR
Current Advisory and Administration Agreements	$88	$343	$618	$1,403
Proposed Management Agreement (pro forma)	$88	$304	$539	$1,212

Large Cap Value Fund

	1 YEAR	3 YEAR	5 YEAR	10 YEAR
Current Advisory and Administration Agreements	$87	$378	$692	$1,580
Proposed Management Agreement (pro forma)	$87	$318	$569	$1,286

Small Cap Core Fund

	1 YEAR	3 YEAR	5 YEAR	10 YEAR
Current Advisory and Administration Agreements	$78	$346	$635	$1,458
Proposed Management Agreement (pro forma)	$78	$267	$471	$1,062

Small Cap Value Fund

	1 YEAR	3 YEAR	5 YEAR	10 YEAR
Current Advisory and Administration Agreements	$103	$398	$716	$1,615
Proposed Management Agreement (pro forma)	$103	$366	$650	$1,459

Technology Fund

	1 YEAR	3 YEAR	5 YEAR	10 YEAR
Current Advisory and Administration Agreements	$127	$456	$808	$1,800
Proposed Management Agreement (pro forma)	$127	$420	$734	$1,626

Emerging Markets Equity Index Fund

	1 YEAR	3 YEAR	5 YEAR	10 YEAR
Current Advisory and Administration Agreements	$31	$190	$364	$866
Proposed Management Agreement (pro forma)	$31	$105	$187	$427

Global Real Estate Index Fund

	1 YEAR	3 YEAR	5 YEAR	10 YEAR
Current Advisory and Administration Agreements	$51	$210	$383	$885
Proposed Management Agreement (pro forma)	$51	$167	$293	$662

Global Sustainability Index Fund

	1 YEAR	3 YEAR	5 YEAR	10 YEAR
Current Advisory and Administration Agreements	$31	$220	$426	$1,020
Proposed Management Agreement (pro forma)	$31	$127	$232	$541

International Equity Index Fund

	1 YEAR	3 YEAR	5 YEAR	10 YEAR
Current Advisory and Administration Agreements	$27	$164	$315	$751
Proposed Management Agreement (pro forma)	$27	$95	$169	$388

Mid Cap Index Fund

	1 YEAR	3 YEAR	5 YEAR	10 YEAR
Current Advisory and Administration Agreements	$16	$130	$255	$618
Proposed Management Agreement (pro forma)	$16	$60	$109	$251

Small Cap Index Fund

	1 YEAR	3 YEAR	5 YEAR	10 YEAR
Current Advisory and Administration Agreements	$24	$155	$298	$715
Proposed Management Agreement (pro forma)	$24	$85	$152	$351

Stock Index Fund

	1 YEAR	3 YEAR	5 YEAR	10 YEAR
Current Advisory and Administration Agreements	$11	$97	$191	$465
Proposed Management Agreement (pro forma)	$11	$38	$67	$153

Global Tactical Asset Allocation Fund

	1 YEAR	3 YEAR	5 YEAR	10 YEAR
Current Advisory and Administration Agreements	$61	$334	$628	$1,464
Proposed Management Agreement (pro forma)	$61	$268	$491	$1,134

Bond Index Fund

	1 YEAR	3 YEAR	5 YEAR	10 YEAR
Current Advisory and Administration Agreements	$17	$118	$229	$551
Proposed Management Agreement (pro forma)	$17	$59	$105	$241

Core Bond Fund

	1 YEAR	3 YEAR	5 YEAR	10 YEAR
Current Advisory and Administration Agreements	$43	$241	$456	$1,074
Proposed Management Agreement (pro forma)	$43	$178	$326	$755

Fixed Income Fund

	1 YEAR	3 YEAR	5 YEAR	10 YEAR
Current Advisory and Administration Agreements	$49	$206	$377	$872
Proposed Management Agreement (pro forma)	$49	$158	$278	$626

High Yield Fixed Income Fund

	1 YEAR	3 YEAR	5 YEAR	10 YEAR
Current Advisory and Administration Agreements	$83	$291	$516	$1,164
Proposed Management Agreement (pro forma)	$83	$263	$459	$1,023

Short Bond Fund

	1 YEAR	3 YEAR	5 YEAR	10 YEAR
Current Advisory and Administration Agreements	$44	$212	$394	$922
Proposed Management Agreement (pro forma)	$44	$153	$273	$621

Short-Intermediate U.S. Government Fund

	1 YEAR	3 YEAR	5 YEAR	10 YEAR
Current Advisory and Administration Agreements	$45	$213	$395	$923
Proposed Management Agreement (pro forma)	$45	$154	$274	$622

Tax-Advantaged Ultra-Short Fixed Income Fund

	1 YEAR	3 YEAR	5 YEAR	10 YEAR
Current Advisory and Administration Agreements	$26	$120	$223	$525
Proposed Management Agreement (pro forma)	$26	$83	$145	$330

Ultra-Short Fixed Income Fund

	1 YEAR	3 YEAR	5 YEAR	10 YEAR
Current Advisory and Administration Agreements	$27	$127	$238	$560
Proposed Management Agreement (pro forma)	$27	$90	$160	$365

U.S. Government Fund

	1 YEAR	3 YEAR	5 YEAR	10 YEAR
Current Advisory and Administration Agreements	$45	$318	$613	$1,450
Proposed Management Agreement (pro forma)	$45	$189	$346	$802

U.S. Treasury Index Fund

	1 YEAR	3 YEAR	5 YEAR	10 YEAR
Current Advisory and Administration Agreements	$15	$164	$326	$796
Proposed Management Agreement (pro forma)	$15	$70	$131	$308

Arizona Tax-Exempt Fund

	1 YEAR	3 YEAR	5 YEAR	10 YEAR
Current Advisory and Administration Agreements	$47	$252	$473	$1,111
Proposed Management Agreement (pro forma)	$47	$169	$303	$692

California Intermediate Tax-Exempt Fund

	1 YEAR	3 YEAR	5 YEAR	10 YEAR
Current Advisory and Administration Agreements	$47	$237	$442	$1,035
Proposed Management Agreement (pro forma)	$47	$156	$276	$624

California Tax-Exempt Fund

	1 YEAR	3 YEAR	5 YEAR	10 YEAR
Current Advisory and Administration Agreements	$47	$260	$491	$1,154
Proposed Management Agreement (pro forma)	$47	$178	$321	$737

High Yield Municipal Fund

	1 YEAR	3 YEAR	5 YEAR	10 YEAR
Current Advisory and Administration Agreements	$82	$292	$520	$1,174
Proposed Management Agreement (pro forma)	$82	$264	$862	$1,033

Intermediate Tax-Exempt Fund

	1 YEAR	3 YEAR	5 YEAR	10 YEAR
Current Advisory and Administration Agreements	$48	$240	$447	$1,046
Proposed Management Agreement (pro forma)	$48	$160	$28	$637

Short-Intermediate Tax-Exempt Fund

	1 YEAR	3 YEAR	5 YEAR	10 YEAR
Current Advisory and Administration Agreements	$47	$221	$411	$958
Proposed Management Agreement (pro forma)	$47	$152	$267	$602

Tax-Exempt Fund

	1 YEAR	3 YEAR	5 YEAR	10 YEAR
Current Advisory and Administration Agreements	$48	$238	$443	$1,036
Proposed Management Agreement (pro forma)	$48	$157	$277	$625

California Municipal Money Market Fund

	1 YEAR	3 YEAR	5 YEAR	10 YEAR
Current Advisory and Administration Agreements	$36	$147	$269	$625
Proposed Management Agreement (pro forma)	$36	$121	$215	$489

Money Market Fund

	1 YEAR	3 YEAR	5 YEAR	10 YEAR
Current Advisory and Administration Agreements	$36	$141	$256	$591
Proposed Management Agreement (pro forma)	$36	$117	$206	$466

Municipal Money Market Fund

	1 YEAR	3 YEAR	5 YEAR	10 YEAR
Current Advisory and Administration Agreements	$36	$141	$256	$591
Proposed Management Agreement (pro forma)	$36	$117	$206	$466

U.S. Government Money Market Fund

	1 YEAR	3 YEAR	5 YEAR	10 YEAR
Current Advisory and Administration Agreements	$36	$141	$256	$591
Proposed Management Agreement (pro forma)	$36	$115	$201	$455

U.S. Government Select Money Market Fund

	1 YEAR	3 YEAR	5 YEAR	10 YEAR
Current Advisory and Administration Agreements	$36	$141	$256	$591
Proposed Management Agreement (pro forma)	$36	$115	$201	$455

APPENDIX I (continued)

EXPENSE EXAMPLES

Northern Multi-Manager Funds

Expense Examples

The examples are intended to help you compare the cost of investing in the relevant Fund both before and after the approval of the Proposed Management Agreements. The examples assume that you invest $10,000 for the time periods indicated (with reinvestment of all dividends and distributions) and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Multi-Manager Emerging Markets Equity Fund

	1 YEAR	3 YEAR	5 YEAR	10 YEAR
Current Advisory and Administration Agreements	$138	$469	$822	$1,819
Proposed Management Agreement (pro forma)	$138	$441	$766	$1,687

Multi-Manager Global Listed Infrastructure Fund

	1 YEAR	3 YEAR	5 YEAR	10 YEAR
Current Advisory and Administration Agreements	$104	$382	$682	$1,533
Proposed Management Agreement (pro forma)	$104	$348	$612	$1,365

Multi-Manager Global Real Estate Fund

	1 YEAR	3 YEAR	5 YEAR	10 YEAR
Current Advisory and Administration Agreements	$113	$429	$769	$1,727
Proposed Management Agreement (pro forma)	$113	$364	$633	$1,405

Multi-Manager International Equity Fund

	1 YEAR	3 YEAR	5 YEAR	10 YEAR
Current Advisory and Administration Agreements	$124	$436	$770	$1,716
Proposed Management Agreement (pro forma)	$124	$398	$692	$1,530

Multi-Manager Large Cap Fund

	1 YEAR	3 YEAR	5 YEAR	10 YEAR
Current Advisory and Administration Agreements	$93	$352	$632	$1,429
Proposed Management Agreement (pro forma)	$93	$294	$513	$1,141

Multi-Manager Mid Cap Fund

	1 YEAR	3 YEAR	5 YEAR	10 YEAR
Current Advisory and Administration Agreements	$103	$366	$650	$1,459
Proposed Management Agreement (pro forma)	$103	$330	$575	$1,279

Multi-Manager Small Cap Fund

	1 YEAR	3 YEAR	5 YEAR	10 YEAR
Current Advisory and Administration Agreements	$113	$419	$747	$1,675
Proposed Management Agreement (pro forma)	$113	$361	$629	$1,394

Multi-Manager High Yield Opportunity Fund

	1 YEAR	3 YEAR	5 YEAR	10 YEAR
Current Advisory and Administration Agreements	$93	$350	$627	$1,418
Proposed Management Agreement (pro forma)	$93	$307	$539	$1,206

Multi-Manager Emerging Markets Debt Opportunity Fund

	1 YEAR	3 YEAR
Current Advisory and Administration Agreements	$95	$365
Proposed Management Agreement (pro forma)	$95	$329

APPENDIX J

COMPENSATION TO NTI – NORTHERN FUNDS

As compensation for advisory services and the assumption of related expenses, NTI is entitled to an advisory fee under the Current Advisory Agreements, computed daily and payable monthly, at annual rates set forth in the tables below (expressed as a percentage of each Fund’s respective average daily net assets).

Northern Funds

Fund	Advisory Fee Paid for Fiscal Year Ended 3/31/13
Fixed Income[1]	0.51%
High Yield Fixed Income	0.65%
Short-Intermediate U.S. Government[1]	0.52%
Tax-Advantaged Ultra-Short Fixed Income	0.15%
Ultra-Short Fixed Income	0.15%
U.S. Government	0.70%
Short-Intermediate Tax-Exempt[2]	0.50%
Arizona Tax-Exempt	0.55%
California Intermediate Tax-Exempt	0.55%
California Tax-Exempt	0.55%
High Yield Municipal	0.65%
Intermediate Tax-Exempt	0.54%
Tax-Exempt	0.55%

1	Prior to August 24, 2012, the contractual rate for the Fund was 0.70% for the first $1.5 billion, 0.66% for the next $1 billion and 0.63% for over $2.5 billion.

Fund	Advisory Fee Paid for Fiscal Year Ended 3/31/13
Income Equity	0.85%
International Equity[1]	0.94%
Large Cap Equity[2]	0.79%
Large Cap Growth[2]	0.78%
Large Cap Value	0.85%
Technology	1.00%

1	Prior to August 24, 2012, the contractual fee rate for the Fund was 1.00% for the first $1 billion, 0.94% for the next $1 billion, and 0.90% for over $2 billion.
2	Prior to August 24, 2012, the contractual fee rate for the Fund was 0.85% for the first $1 billion, 0.80% for the next $1 billion, and 0.77% for over $2 billion.

Fund	Advisory Fee Paid for Fiscal Year Ended 3/31/13
Emerging Markets Equity Index	0.35%
Global Real Estate Index	0.35%
Global Sustainability Index	0.35%
International Equity Index	0.25%
Mid Cap Index	0.20%
Small Cap Index	0.20%
Stock Index	0.10%
Global Tactical Asset Allocation	0.15%
California Municipal Money Market	0.25%
Money Market	0.25%
Municipal Money Market	0.25%
U.S. Government Money Market	0.25%
U.S. Government Select Money Market	0.25%
Large Cap Core[1]	0.30%
Small Cap Core	0.85%
Small Cap Value	0.85%
Bond Index	0.15%

1	Formerly known as the Enhanced Large Cap Fund.

Fund	Advisory Fee Paid for Fiscal Year Ended 11/30/2012	Advisory Fee Paid for Four-Month Period Ended 3/31/13
Core Bond[1]	0.25%	0.40%
Short Bond[1]	0.26%	0.40%
U.S. Treasury Index[1]	0.16%	0.30%

1	The Core Bond, Short Bond and U.S. Treasury Index Funds commenced operations upon the completion of a merger transaction on November 16, 2012. These Funds were created to receive the assets of the Core Bond, Short Bond and U.S. Treasury Index Portfolios of Northern Institutional Funds (each a “Predecessor Portfolio” and together the “Predecessor Portfolios”). The advisory fee paid by each of the Funds for the fiscal year ended November 30, 2012 reflects in part the advisory fee that was in place for the respective Predecessor Portfolio prior to the completion of the merger transaction.

APPENDIX J (continued)

COMPENSATION TO NTI – NORTHERN MULTI-MANAGER FUNDS

As compensation for advisory services and the assumption of related expenses, NTI is entitled to an advisory fee under the Current Advisory Agreements, computed daily and payable monthly, at annual rates set forth in the tables below (expressed as a percentage of each Fund’s respective average daily net assets).

Fund	Advisory Fee Paid for Fiscal Year Ended 3/31/13
Multi-Manager Emerging Markets Equity	1.16%
Multi-Manager Global Listed Infrastructure	0.80%[1]
Multi-Manager Global Real Estate	1.10%
Multi-Manager International Equity	1.06%
Multi-Manager Large Cap	0.90%
Multi-Manager Mid Cap	0.90%
Multi-Manager Small Cap	1.10%
Multi-Manager Emerging Markets Debt Opportunity Fund	N/A [2]

Fund	Advisory Fee Paid for Fiscal Year Ended 3/31/13
Multi-Manager High Yield Opportunity	0.80%

1	The Fund commenced operations on September 18, 2012.
2	The Fund commenced operations on December 3, 2013 and did not pay advisory fees during the fiscal year ended March 31, 2013.

APPENDIX K

COMPARISON OF FEES – CURRENT AGREEMENTS AND PROPOSED MANAGEMENT AGREEMENTS

The following table allows you to compare the advisory and administration fees paid to NTI under the Current Advisory Agreement and Current Administration Agreement for Northern Funds during each Fund’s fiscal year ended March 31, 2013 with the estimated Management Fees that NTI would have received during the fiscal year had the Proposed Management Agreement been in effect for the fiscal year ended March 31, 2013.

Northern Funds

Fund	Advisory Fees Paid for Fiscal Year Ended 3/31/2013	Administration Fees Paid for Fiscal Year Ended 3/31/2013	Total Combined Fees Paid for Fiscal Year Ended 3/31/2013	Estimated Management Fees Payable	Difference
Large Cap Core Fund	$37,858	$18,929	$56,787	$55,640	$(1,147)
Income Equity Fund	2,971,036	524,305	3,495,341	3,327,441	(167,900)
International Equity Fund	2,200,620	352,467	2,553,087	2,354,347	(198,740)
Large Cap Equity Fund	1,160,595	221,392	1,381,987	1,227,562	(154,425)
Large Cap Growth Fund	1,027,999	198,532	1,226,531	1,100,383	(1269,148)
Large Cap Value Fund	932,774	164,609	1,097,383	912,727	(184,656)
Small Cap Core Fund	1,550,960	273,701	1,824,661	1,352,939	(471,722)
Small Cap Value Fund	15,062,753	2,658,156	17,720,909	16,868,369	(852,540)
Technology Fund	822,756	123,414	946,170	906,854	(39,316)
Arizona Tax-Exempt Fund	647,011	176,459	823,470	506,879	(316,591)
Bond Index Fund	3,786,520	3,786,520	7,573,040	3,288,309	(4,284,731)
California Intermediate Tax-Exempt Fund	2,002,325	546,093	2,548,418	1,568,570	(979,848)
California Tax-Exempt Fund	890,887	242,971	1,133,858	697,931	(435,927)
Fixed Income Fund	8,513,906	2,496,708	11,010,614	7,127,723	(3,882,891)
High Yield Fixed Income Fund	38,719,336	8,898,191	47,617,527	44,978,912	(2,638,615)
High Yield Municipal Fund	2,417,118	557,800	2,974,918	2,869,434	(105,484)
Intermediate Tax-Exempt Fund	12,791,741	3,560,616	16,352,357	10,083,521	(6,268,836)
Short-Intermediate Tax-Exempt Fund	5,381,449	1,614,448	6,995,897	4,637,470	(2,358,427)
Short-Intermediate U.S. Government Fund	1,453,752	417,663	1,871,415	1,060,262	(811,153)
Tax-Advantaged Ultra-Short Fixed Income Fund	2,461,342	2,479,073	4,940,415	3,794,655	(1,145,760)
Tax-Exempt Fund	6,536,274	1,782,636	8,318,910	5,120,684	(3,198,226)
Ultra-Short Fixed Income Fund	1,049,540	1,049,540	2,099,080	1,612,080	(486,992)
U.S. Government Fund	393,304	84,280	477,584	213,961	(263,623)
California Municipal Money Market Fund	998,883	399,548	1,398,431	1,321,218	(77,213)
Money Market Fund	19,481,118	7,792,350	27,273,468	25,765,303	(1,508,165)
Municipal Money Market Fund	16,700,675	6,680,185	23,380,860	22,089,797	(1,291,063)
U.S. Government Money Market Fund	3,531,216	1,412,468	4,943,684	4,670,774	(272,910)

Fund	Advisory Fees Paid for Fiscal Year Ended 3/31/2013	Administration Fees Paid for Fiscal Year Ended 3/31/2013	Total Combined Fees Paid for Fiscal Year Ended 3/31/2013	Estimated Management Fees Payable	Difference
U.S. Government Select Money Market Fund	$9,022,561	$3,608,978	$12,631,539	$11,934,030	$(697,509)
Global Tactical Asset Allocation Fund	72,204	72,204	144,408	110,924	(81,619)
Emerging Markets Equity Index Fund	6,201,218	2,657,696	8,858,914	3,727,954	(5,130,960)
Global Real Estate Index Fund	3,594,354	1,540,456	5,134,810	4,115,720	(1,019,090)
Global Sustainability Index Fund	390,410	167,321	557,731	201,181	(356,550)
International Equity Index Fund	4,638,580	2,783,169	7,421,749	3,346,061	(4,075,688)
Mid Cap Index Fund	1,478,803	1,109,105	2,587,908	963,065	(1,624,843)
Small Cap Index Fund	1,150,879	863,161	2,014,040	749,492	(1,264,548)
Stock Index Fund	3,726,357	5,589,642	9,315,999	2,986,810	(6,329,189)

The following table allows you to compare the advisory and administration fees paid to NTI under the Current Advisory and Administration Agreements for the Core Bond Fund, Short Bond Fund and U.S. Treasury Index Fund of Northern Funds during each Fund’s last fiscal period from December 1, 2012 through March 31, 2013 and last fiscal year from December 1, 2011 through November 30, 2012, with the Management Fees that NTI would have received during the fiscal period and fiscal year had the Proposed Management Agreement been in effect for the entire fiscal period and fiscal year. The Core Bond Fund, Short Bond Fund and U.S. Treasury Index Fund were portfolios of Northern Institutional Funds prior to November 16, 2012.

Fund	Advisory Fees Paid for Fiscal Year Ended 11/30/2012	Administration Fees Paid for Fiscal Year Ended 11/30/2012	Total Combined Fees Paid for Fiscal Year Ended 11/30/2012	Estimated Management Fees Payable	Difference
Core Bond	$228,228	$91,012	$319,240	$340,475	$21,235
Short Bond	388,399	154,832	543,231	578,275	35,044
U.S. Treasury Index	213,636	140,138	353,774	179,171	(147,603)

Fund	Advisory Fees Paid for Four-Month Period Ended 3/31/2013	Administration Fees Paid for Four-Month Period Ended 3/31/2013	Total Combined Fees Paid for Four-Month Period Ended 3/31/2013	Estimated Management Fees Payable	Difference
Core Bond	$107,549	$40,331	$147,880	$102,246	$(45,634)
Short Bond	320,753	120,283	441,036	304,876	(136,160)
U.S. Treasury Index	135,468	67,734	203,202	58,744	(144,548)

APPENDIX K (continued)

COMPARISON OF FEES – CURRENT AGREEMENTS AND PROPOSED

MANAGEMENT AGREEMENTS

The following table allows you to compare the advisory and administration fees paid to NTI under the Current Advisory Agreement and Current Administration Agreement for Northern Multi-Manager Funds during each Fund’s fiscal year ended March 1, 2013 with the estimated Management Fees that NTI would have received during the fiscal year had the Proposed Management Agreement been in effect for the fiscal year ended March 31, 2013.

Northern Multi-Manager Funds

Fund	Advisory Fees Paid for Fiscal Year Ended 3/31/2013	Administration Fees Paid for Fiscal Year Ended 3/31/2013	Total Combined Fees Paid for Fiscal Year Ended 3/31/2013	Proposed Management Fees Payable	Difference
Multi-Manager Emerging Markets Equity	$22,308,632	$2,873,157	$25,181,789	$24,485,598	$(696,191)
Multi-Manager Global Listed Infrastructure[1]	727,939	136,489	864,428	819,674	(44,754)
Multi-Manager Global Real Estate	11,402,638	1,561,121	12,963,759	10,896,820	(2,066,939)
Multi-Manager International Equity	22,397,668	3,167,009	25,564,677	23,842,824	(1,727,853)
Multi-Manager Large Cap	8,467,548	1,412,101	9,879,649	8,279,045	(1,600,604)
Multi-Manager Mid Cap	8,360,872	1,393,739	9,754,611	9,098,411	(656,200)
Multi-Manager Small Cap	4,822,780	657,658	5,480,438	4,744,879	(735,559)
Multi-Manager High Yield Opportunity	6,083,662	1,140,697	7,224,359	6,477,187	(747,172)
Multi-Manager Emerging Markets Debt Opportunity[2]	N/A	N/A	N/A	N/A	N/A

1	The Fund commenced operations on September 18, 2012.
2	The Fund commenced operations on December 3, 2013 and did not pay any fees to NTI during the fiscal year ended March 31, 2013.

APPENDIX L

NONADVISORY FEES PAID TO ADVISERS AND THEIR AFFILIATES

NORTHERN FUNDS

For the fiscal year ended March 31, 2013, the amount of custody and fund accounting, and transfer agency fees paid by each of the Northern Funds was as follows:

	Custody and Fund Accounting Fees	Transfer Agency Fees
Large Cap Core Fund	$53,155	$12,619
Income Equity Fund	102,201	349,529
International Equity Fund	289,791	234,973
Large Cap Equity Fund	65,068	147,592
Large Cap Growth Fund	60,363	132,352
Large Cap Value Fund	56,784	109,737
Small Cap Core Fund	90,162	182,463
Small Cap Value Fund	439,022	1,772,067
Technology Fund	52,298	82,274
Arizona Tax-Exempt Fund	54,207	117,637
Bond Index Fund	550,346	2,524,293
California Intermediate Tax-Exempt Fund	104,123	364,055
California Tax-Exempt Fund	64,602	161,977
Fixed Income Fund	380,145	1,664,477
High Yield Fixed Income Fund	1,238,609	5,932,000
High Yield Municipal Fund	105,588	371,859
Intermediate Tax-Exempt Fund	510,874	2,373,694
Short-Intermediate Tax-Exempt Fund	249,673	1,076,276
Short-Intermediate U.S. Government Fund	93,255	278,440
Tax-Advantaged Ultra-Short Fixed Income Fund	363,541	1,652,681
Tax-Exempt Fund	272,917	1,188,399
Ultra-Short Fixed Income Fund	172,822	699,679
U.S. Government Fund	53,875	56,185
California Municipal Money Market Fund	110,616	399,548
Money Market Fund	1,620,810	7,792,350
Municipal Money Market Fund	1,370,505	6,680,185
U.S. Government Money Market Fund	323,002	1,412,468
U.S. Government Select Money Market Fund	773,343	3,608,978
Emerging Markets Equity Index Fund	1,827,225	1,771,761
Global Real Estate Index Fund	1,082,355	1,026,949
Global Sustainability Index Fund	165,387	111,545
International Equity Index Fund	1,911,266	1,855,411
Mid Cap Index Fund	211,389	739,388
Small Cap Index Fund	209,038	575,430
Stock Index Fund	829,276	3,726,357
Global Tactical Asset Allocation Fund	53,073	48,135

For the fiscal year and period indicated below, the amount of custody and fund accounting, and transfer1 agency fees paid by the Core Bond Fund, Short Bond Fund and U.S. Treasury Index Fund/Predecessor Funds was as follows:

	Custody and Fund Accounting Fees Four-Month Period Ended March 31, 2013	Custody and Fund Accounting Fees Fiscal Year Ended November 30, 2012	Transfer Agency Fees Four-Month Period Ended March 31, 2013	Transfer Agency Fees Fiscal Year End November 30, 2012
Core Bond Fund	$22,746	$40,834	$26,887	$11,468
Short Bond Fund	29,343	33,479	80,187	19,947
U.S. Treasury Index Fund	21,051	27,210	45,155	17,895

1	The Core Bond Fund, Short Bond Fund and U.S. Treasury Index Fund were portfolios of Northern Institutional Fund prior to November 16, 2012.

APPENDIX L (continued)

NONADVISORY FEES PAID TO ADVISERS AND THEIR AFFILIATES

NORTHERN MULTI-MANAGER FUNDS

For the fiscal year ended March 31, 2013, the amount of custody and fund accounting, and transfer agency fees paid by each of the Multi-Manager Funds was as follows:

	Custody and Fund Accounting Fees	Transfer Agency Fees
Multi-Manager Emerging Markets Equity Fund	$1,970,864	$1,915,398
Multi-Manager Global Listed Infrastructure Fund(1)	122,865	90,991
Multi-Manager Global Real Estate Fund	1,096,130	1,040,725
Multi-Manager International Equity Fund	2,166,709	2,111,295
Multi-Manager Large Cap Fund	248,350	941,380
Multi-Manager Mid Cap Fund	259,856	929,139
Multi-Manager Small Cap Fund	164,480	438,429
Multi-Manager High Yield Opportunity Fund	815,900	760,448
Multi-Manager Emerging Markets Debt Opportunity Fund(2)	N/A	N/A

(1)	The Fund commenced operations on September 18, 2012.
(2)	The Fund commenced operations on December 3, 2013 and did not pay any fees during the fiscal year ended March 31, 2013.

APPENDIX M

PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS OF NTI

Name and Position with Investment Adviser (NTI)	Name of Other Company	Position with Other Company
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]
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M-1

APPENDIX N

NORTHERN FUNDS BOARD CONSIDERATIONS IN APPROVING MANAGEMENT AGREEMENT

The Board of Trustees of Northern Funds (“NF Trustees”) oversees and reviews the investment performance and expenses of Northern Funds at regularly scheduled meetings held during the Funds’ fiscal year.

The NF Trustees, including a majority of the Trustees who are not parties to the Proposed Management Agreement (“NF Management Agreement”) or “interested persons” (as defined by the 1940 Act) of any party thereto (the “NF Independent Trustees”) voting separately, approved the Proposed Management Agreement for Northern Funds on February 14, 2014. The foregoing meeting is referred to below as the “NF Contract Meeting.”

The NF Trustees received written materials and verbal presentations relating to the NF Management Agreement in preparation for their consideration of the Agreement, including reports from the Board’s Governance Committee, which reviewed certain information pertinent to the NF Management Agreement at its meeting. At the NF Contract Meeting, the NF Board considered the applicable reports and presentations and discussed the information that had been provided. In connection with their deliberations, the NF Independent Trustees met separately with and were advised by their independent legal counsel regarding their responsibilities under applicable law. They also met in executive sessions at the NF Contract Meeting without employees of NTI present.

In evaluating the NF Management Agreement at the NF Contract Meeting, the NF Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year and past years, of NTI, its services and the Northern Funds. The NF Trustees received materials relating to NTI’s investment management services both in meetings specifically dedicated to the review of the NF Management Agreement and in other meetings held during the year. These materials included: (i) information on the investment performance of the Funds in comparison to other mutual funds and benchmark indices; (ii) compliance reports; (iii) information about NTI’s and its affiliates’ risk management processes; (iv) fees charged to and expenses borne by the Funds; (v) NTI’s profitability and costs; (vi) the qualifications of NTI and its affiliates to provide services to the Northern Funds; and (vii) policies adopted by NTI regarding brokerage, including soft dollars, trade allocations and other matters.

The NF Trustees reviewed, among other things, information specifically relating to: (i) the terms of the NF Management Agreement; (ii) the Funds’ investment performance over different time periods in comparison to the investment performance of mutual fund peer groups and categories selected by Lipper Inc. (“Lipper”), a third-party provider of mutual fund data; (iii) the contractual Management Fees and the Northern Funds’ total expenses (after reimbursements) borne by the Northern Funds in comparison to those borne by mutual fund peer groups and categories selected by Lipper; (iv) the Management Fees charged to the Northern Funds compared to the management fees charged by NTI to NTI’s other comparable institutional accounts; (v) NTI’s staffing for the Northern Funds and the experience of the portfolio managers and other personnel; (vi) NTI’s financial resources and its ability to attract and retain portfolio management talent; (vii) NTI’s investments in technology to benefit the Northern Funds; (viii) the fees paid by the Funds to NTI and its affiliates for services, and the expenses incurred by them in connection with the provision of those services; and (ix) the benefits received by NTI and its affiliates from their relationships with the Funds. In evaluating the NF Management Agreement for each of the Northern Funds, the NF Trustees gave weight to various factors, but did not identify any single factor as controlling their decision.

Nature, Quality and Extent of Services

The NF Trustees considered, as part of their review, the nature, quality and extent of the services provided by NTI. In this regard, they considered both the investment advisory services, and the administrative and other non-advisory services that are provided to the Funds by NTI and its affiliates. These services include acting as the

Funds’ administrator, custodian and transfer agent. The Trustees considered the quality of NTI’s communications with and services to shareholders, as well as the expenditures made by NTI and its affiliates to improve the quality and scope of their services to the Northern Funds. They noted NTI’s enhancements to the pricing and fund accounting systems made during the year and other investments in technology. The NF Trustees also considered the strength of NTI’s and its affiliates’ risk management processes, NTI’s compliance oversight program with respect to all of the Northern Funds’ service providers and the continued active involvement of internal audit in reviewing operations related to the Funds. In addition, they noted NTI’s and its affiliates’ strong financial position, stability and willingness to support the Northern Funds. The NF Trustees also considered the consistency of NTI personnel and investment approach with respect to the Northern Funds. The NF Trustees concluded that NTI was able to commit, and had committed, substantial financial and other resources to the operations of the Northern Funds and was able to provide quality services to the Northern Funds.

Performance

The NF Trustees considered the investment performance of the Northern Funds. They first considered whether the Funds had operated within their respective investment objectives, as well as their compliance with their investment restrictions. For Northern Funds that had been in existence for the applicable periods, the NF Trustees received information on their investment performance for one, two, three, four, five and ten years, as well as performance for the most recent quarter and year-to-date. The NF Trustees compared the investment performance of the Northern Funds to the performance of other Securities and Exchange Commission (“SEC”) registered funds and to rankings issued by Lipper. The NF Trustees also reviewed the Northern Funds’ investment performance relative to their respective performance benchmarks. The NF Trustees concluded based on the information received, that the Northern Funds’ performance was satisfactory for most Funds, and that NTI was taking steps to address any under-performing Funds.

Fees, Profitability and Costs

The NF Trustees also evaluated the Funds’ contractual Management Fee rates; the Funds’ total operating expense ratios; NTI’s contractual commitments to continue expense reimbursements for at least one year with respect to the Northern Funds; and whether a consistent methodology was in place in determining the fees and expenses of the Northern Funds. In this regard, the NF Trustees considered that the proposed Management Fees for the Northern Funds would be, in all cases, lower than the current combined advisory and administration fees, and that total annual fund operating expenses before expense reimbursements would also be lower, although net expenses paid by the shareholders would be the same as under the current advisory and administration agreements. In this regard, the NF Trustees took into account that NTI was reducing its contractual Management Fees and also reducing its expense reimbursements to the Northern Funds. The NF Trustees also considered that, for those Northern Funds that were sweeping uninvested cash into an NTI affiliated money market fund, NTI was in each case rebating back to the investing Northern Fund all of the advisory fees that were not waived by NTI of the applicable money market fund in compliance with the Northern Funds’ exemptive order.

The NF Trustees reviewed information on the proposed Management Fee rates under the NF Management Agreement and the Northern Funds’ total operating expense ratios compared to similar information for mutual funds advised by unaffiliated investment management firms. The comparisons of the Northern Funds’ Management Fee rates and total operating expense ratios were prepared by Lipper. The NF Trustees considered that each of the Northern Funds’ total operating expense ratios after reimbursement of expenses was below its respective Lipper peer objective median, except for three Money Market Funds which were slightly above the median.

The NF Trustees also reviewed information comparing the Northern Fund’s proposed Management Fee rates to the fee rates charged by NTI to similarly managed, private institutional accounts. They noted that there were not applicable comparisons for each Northern Fund. For Northern Funds where there were applicable comparisons, the NF Trustees considered the difference in, and level of complexity of, services provided by NTI with regard to the private institutional accounts, as well as regulatory, operational and compliance differences, board and committee support and other differences. These comparisons assisted the NF Trustees in evaluating the reasonableness of the investment advisory fees paid by the Northern Funds.

In addition, the NF Trustees considered the amount of assets in the Funds; the information provided by NTI relating to the costs of the services provided by it and its affiliates; and the profits realized by them through their relationship on a Northern Fund-by-Fund basis. The NF Trustees reviewed NTI’s assumptions and methodology for allocating costs to each Fund, recognizing that cost allocation methodologies are inherently subjective and not audited. The NF Trustees reviewed information with respect to NTI’s profitability compared to other publicly-traded advisers. They considered that comparisons of management agreement profitability across fund families are difficult because of numerous factors, including the type of funds managed, business mix, cost allocation methodologies and other factors. The NF Trustees concluded that NTI’s profitability was not unreasonable based on the services and benefits provided and the costs assumed by NTI.

Economies of Scale

The NF Trustees considered whether NTI had passed, and was likely to continue to pass, benefits from its economies of scale to shareholders. In this regard, the NF Trustees considered NTI’s view that the Northern Funds may be sharing in economies of scale through the level at which the Funds’ Management Fees are set and through NTI’s contractual expense reimbursements that limit the expenses for the Northern Funds to specific levels. In addition, the NF Trustees considered that each Northern Fund, other than the index and money market Funds, would be subject to breakpoints on its Management Fees.

Other Benefits to NTI

The NF Trustees also reviewed other benefits accruing to NTI and its affiliates as a result of their relationship with the NTI Funds. Those benefits included fees received by the affiliates for transfer agency, custodial and administrative functions. The Trustees also considered that many of the Northern Funds’ shareholders had other client relationships with TNTC. In addition, the NF Trustees considered that the scale of the Northern Funds provided opportunities to NTI to obtain securities trading advantages for its other advisory clients. The NF Trustees also considered the extent to which NTI and its other clients, as well as the Northern Funds, benefited from receipt of the research products and services generated by the Funds’ equity investment portfolios.

After deliberation, the NF Trustees concluded at the NF Contract Meeting with respect to all of the Northern Funds that the Management Fees to be paid by the Northern Funds were reasonable in light of the services provided by NTI, its costs and the Northern Funds’ asset levels, and that the NF Management Agreement should be approved.

APPENDIX O

MULTI-MANAGER BOARD CONSIDERATIONS IN APPROVING MANAGEMENT AGREEMENT

The Board of Trustees of Northern Multi-Manager Funds (“NMM Trustees”) oversees and reviews the investment performance and expenses of Northern Multi-Manager Funds at regularly scheduled meetings held during the Funds’ fiscal year.

The NMM Trustees, including a majority of the Trustees who are not parties to the Proposed Management Agreement (“NMM Management Agreement”) or “interested persons” (as defined by the 1940 Act) of any party thereto (the “NMM Independent Trustees”) voting separately, approved the NMM Management Agreement for Northern Multi-Manager Funds on February 13, 2014. The foregoing meeting is referred to below as the “NMM Contract Meeting.”

The NMM Trustees received written materials and verbal presentations relating to the NMM Management Agreement in preparation for their consideration of the Agreement, including reports from the Board’s Ad Hoc Committee, which reviewed certain information pertinent to the NMM Management Agreement at its meeting. At the NMM Contract Meeting, the NMM Board considered the applicable reports and presentations and discussed the information that had been provided. In connection with their deliberations, the NMM Independent Trustees met separately with and were advised by their independent legal counsel regarding their responsibilities under applicable law. They also met in executive sessions at the NMM Contract Meeting without employees of NTI present.

In evaluating the NMM Management Agreement at the NMM Contract Meeting, the NMM Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year and past years, of NTI, its services and the Northern Multi-Manager Funds. The NMM Trustees received materials relating to NTI’s investment management services both in meetings specifically dedicated to the review of the NMM Management Agreement and in other meetings held during the year. These materials included: (i) information on the investment performance of the Multi-Manager Funds in comparison to other mutual funds and benchmark indices; (ii) compliance reports; (iii) information about NTI’s and its affiliates’ risk management processes; (iv) fees charged to and expenses borne by the Northern Multi-Manager Funds; (v) NTI’s profitability and costs; (vi) the qualifications of NTI and its affiliates to provide services to the Northern Multi-Manager Funds; and (vii) policies adopted by NTI regarding compliance with the exemptive order applicable to the Northern Multi-Manager Funds, including supervision and monitoring of the sub-advisers to the Funds, and other matters.

The NMM Trustees reviewed, among other things, information specifically relating to: (i) the terms of the NMM Management Agreement; (ii) the Northern Multi-Manager Funds’ investment performance over different time periods in comparison to the investment performance of mutual fund peer groups and categories selected by Lipper Inc. (“Lipper”), a third-party provider of mutual fund data; (iii) the contractual Management Fees and the total expenses (after reimbursements) borne by the Northern Multi-Manager Funds in comparison to those borne by mutual fund peer groups and categories selected by Lipper; (iv) the Management Fees charged to the Northern Multi-Manager Funds compared to the management fees charged by NTI to NTI’s other comparable institutional accounts; (v) NTI’s staffing for the Northern Multi-Manager Funds and the experience of the portfolio managers and other personnel; (vi) NTI’s financial resources and its ability to attract and retain portfolio management talent; (vii) NTI’s investments in technology to benefit the Northern Multi-Manager Funds; (viii) the fees paid by the Northern Multi-Manager Funds to NTI and its affiliates for services, and the expenses incurred by them in connection with the provision of those services; and (ix) the benefits received by NTI and its affiliates from their relationships with the Northern Multi-Manager Funds. In evaluating the NMM Management Agreement for each of the Funds, the NMM Trustees gave weight to various factors, but did not identify any single factor as controlling their decision.

Nature, Quality and Extent of Services

The NMM Trustees considered, as part of their review, the nature, quality and extent of the services provided by NTI. The NMM Trustees considered in evaluating whether to approve the NMM Management Agreement, that NTI engaged sub-advisers, subject to the NMM Trustees’ approval, to manage the assets of the Northern Multi-Manager Funds. They considered that NTI provided generally investment management services to the Northern Multi-Manager Funds and also had the responsibility to oversee the sub-advisers, and to recommend their hiring, termination and replacement, subject to the NMM Trustees’ approval. The NMM Trustees discussed that NTI was also responsible for: (i) selecting each Northern Multi-Manager Fund’s investment strategies; (ii) allocating and reallocating assets among the sub-advisers consistent with each Northern Multi-Manager Fund’s investment objective and strategies; (iii) monitoring and evaluating each sub-adviser’s performance; (iv) implementing procedures relating to the sub-advisers’ compliance with the applicable Northern Multi-Manager Fund’s investment objectives, policies and restrictions; and (v) managing the cash portion of each Northern Multi-Manager Fund.

In addition, the NMM Trustees considered that NTI selected the sub-advisers to manage the Northern Multi-Manager Funds on the basis of both qualitative and quantitative analyses that assess a number of factors. They noted that NTI allocated assets to a sub-adviser selected through this process on the basis of a particular strategy assigned to it, with the goal that the investment styles of the sub-advisers for each Northern Multi-Manager Fund be complementary. Therefore, the NMM Trustees considered that the sub-advisers are chosen no only based on their performance but for their anticipated investment synergy with the other sub-advisers managing assets of the same Northern Multi-Manager Fund. The NMM Trustees also considered that the prospectuses for the Northern Multi-Manager Funds disclose NTI’s role in selecting the sub-advisers and shareholders may consider this factor in determining whether to invest in a Northern Multi-Manager Fund. The NMM Trustees also considered that at the time of the NMM Contract Meeting, NTI supervised 31 sub-advisers. The NMM Trustees took into account NTI’s expertise in managing multi-manager strategies and its investments in the multi-manager business.

The NMM Trustees also considered the non-advisory services that are provided to the Northern Multi-Manager Funds by NTI and its affiliates. These services include acting as the Northern Multi-Manager Funds’ custodian, transfer agent and administrator. The NMM Trustees considered the quality of NTI’s communications with and services to shareholders, as well as the expenditures made by NTI and its affiliates to improve the quality and scope of their services to the Northern Multi-Manager Funds. The NMM Trustees believed that NTI had made significant commitments to address regulatory compliance requirements applicable to the Northern Multi-Manager Funds. In this regard, they noted that NTI’s staff conducted thorough operational and compliance due diligence on prospective and existing sub-advisers. They noted NTI’s enhancements to the pricing and fund accounting systems made during the year and other investments in technology. The NMM Trustees also considered the strength of NTI’s and its affiliates’ risk management processes, NTI’s compliance oversight program with respect to all of the Northern Multi-Manager Funds’ service providers and the continued active involvement of internal audit in reviewing operations related to the Northern Multi-Manager Funds. In addition, they noted NTI’s and its affiliates’ strong financial position, stability and willingness to support the Northern Multi-Manager Funds. The NMM Trustees concluded that NTI was able to commit, and had committed, substantial financial and other resources to the operations of the Northern Multi-Manager Funds and was able to provide quality services to the Funds.

Performance

The NMM Trustees considered the investment performance of the Northern Multi-Manager Funds. They first considered whether the Funds had operated within their respective investment objectives, as well as their compliance with their investment restrictions. For Northern Multi-Manager Funds that had been in existence for the applicable periods, the NMM Trustees received information on their investment performance for one, two, three, four and five years, and since inception as well as performance for the most recent quarter and year-to-date. The NMM Trustees compared the investment performance of the Northern Funds to the performance of other Securities and Exchange Commission (“SEC”) registered funds and to rankings issued by Lipper. The

NMM Trustees also reviewed the Funds’ investment performance relative to their respective performance benchmarks. The NMM Trustees placed more emphasis on more recent performance for the Northern Multi-Manager High Yield Opportunity Fund and Northern Multi-Manager Small Cap Fund, which were subject to in-depth performance reviews. They noted that the in-depth performance reviews had assisted them in evaluating performance issues with respect to these two Funds. The NMM Trustees did not consider the performance information for the Multi-Manager Emerging Markets Debt Opportunity Fund, which was recently launched and had less than one year of performance information.

The NMM Trustees took in account NTI’s explanations for the performance rankings and comparisons. They also considered NTI’s continual monitoring of sub-advisers and their performance during the year, which included on site due diligence visits and meetings. They noted that NTI had replaced sub-advisers who were not performing as expected. The NMM Trustees believed that NTI was appropriately monitoring the underperforming Northern Multi-Manager Funds. The NMM Trustees concluded based on the information received, that NTI was devoting appropriate resources to improving the Northern Multi-Manager Funds’ performance and correcting under-performance.

Fee Rates, Cost of Services and Profitability

The NMM Trustees also evaluated the Multi-Manager Funds’ contractual Management Fee rates; the Northern Multi-Manager Funds’ total operating expense ratios; NTI’s contractual commitments to continue expense reimbursements for at least one year with respect to the Northern Multi-Manager Funds; and whether a consistent methodology was in place in determining the fees and expenses of the Funds. The NMM Trustees considered that the proposed Management Fees for the Northern Multi-Manager Funds would be, in all cases, lower than the current combined advisory and administration fees, and that total annual fund operating expenses before expense reimbursements would be lower, but that net expenses paid by the shareholders would be the same as under the current advisory and administration agreements, except as discussed below. In this regard the NMM Trustees took into account that NTI was reducing its contractual Management Fees and also reducing its expense reimbursements to the Northern Multi-Manager Funds, but would be increasing its expense reimbursement to the Northern Multi-Manager Large Cap Fund, Northern Multi-Manager Small Cap Fund and Northern Multi-Manager International Equity Fund, which would result in each of these Funds having lower net expense ratios. The NMM Trustees also considered that, for those Northern Multi-Manager Funds that were sweeping uninvested cash into an NTI affiliated money market fund, NTI was in each case rebating back to the investing Northern Multi-Manager Fund all of the advisory fees that were not waived by NTI of the applicable money market fund in compliance with the Northern Multi-Manager Funds’ exemptive order.

The NMM Trustees also considered NTI’s proposal that the Management Fees for the Multi-Manager Emerging Markets Debt Opportunity Fund be increased over the current advisory fee breakpoints. In that regard, the NMM Trustees considered that the proposed breakpoints would be consistent with the other fixed income fund in the Multi-Manager series as well as industry competitors.

The NMM Trustees reviewed information on the proposed Management Fee rates under the NMM Management Agreement and the Northern Multi-Manager Funds’ total operating expense ratios compared to similar information for mutual funds advised by unaffiliated investment management firms. The comparisons of the Northern Multi-Manager Funds’ fee rates and total operating expense ratios were prepared by Lipper. The NMM Trustees considered that each of the Northern Multi-Manager Funds’ total operating expense ratios after reimbursement of expenses was below its respective Lipper peer objective median, although the contractual Management Fee were above their respective Lipper peer group median for most of the Funds.

The NMM Trustees also reviewed information comparing the Fund’s proposed Management Fee rates to the fee rates charged by NTI to similarly managed, private institutional accounts. They noted that there were not applicable comparisons for the Northern Multi-Manager Global Listed Infrastructure Fund, Northern Multi-Manager Global Real Estate Fund and Northern Multi-Manager Emerging Markets Debt Opportunity Fund. For

Northern Multi-Manager Funds where there were applicable comparisons, the NMM Trustees considered the difference in, and level of complexity of, services provided by NTI with regard to the private institutional accounts, as well as regulatory, operational and compliance differences, board and committee support and other differences. These comparisons assisted the NMM Trustees in evaluating the reasonableness of the investment advisory fees paid by the Northern Multi-Manager Funds.

In addition, the NMM Trustees considered the amount of assets in the Northern Multi-Manager Funds; the information provided by NTI relating to the costs of the services provided by it and its affiliates; and the profits realized by them through their relationship on a Northern Multi-Manager Fund-by-Fund basis. It was noted that NTI had presented profitability information to the NMM Trustees on a quarterly basis on a Fund-by-Fund basis as well as reports showing the expected impact on profitability by the addition of proposed sub-advisers, as required by the Multi-Manager Funds’ exemptive order. The NMM Trustees reviewed NTI’s assumptions and methodology for allocating costs to each Multi-Manager Fund, recognizing that cost allocation methodologies are inherently subjective and not audited. The NMM Trustees reviewed information with respect to NTI’s profitability compared to other publicly-traded advisers. They considered that comparisons of advisory agreement profitability across fund families are difficult because of numerous factors, including the type of funds managed, business mix, cost allocation methodologies and other factors. The NMM Trustees concluded that NTI’s profitability was not unreasonable based on the services and benefits provided and the costs assumed by NTI.

Economies of Scale

The NMM Trustees considered whether NTI had passed, and was likely to continue to pass, benefits from its economies of scale to shareholders. In this regard, the NMM Trustees considered NTI’s view that the Northern Multi-Manager Funds may be sharing in economies of scale through the level at which the Funds’ Management Fees are set and through NTI’s continued contractual expense reimbursements that limit the expenses for the Funds to specific levels. In addition, the NMM Trustees considered that each Northern Multi-Manager Fund would be subject to breakpoints on its Management Fees, thus ensuring that as a Multi-Manager Fund’s assets grew, its shareholders would receive reduced fee rates. The NMM Trustees also noted the reduced expense caps on three of the Northern Multi-Manager Funds as discussed above.

Other Benefits to NTI

The NMM Trustees also reviewed other benefits accruing to NTI and its affiliates as a result of their relationship with the Northern Multi-Manager Funds. Those benefits included fees received by the affiliates for transfer agency, custodial and administrative functions. The NMM Trustees also considered that many of the Northern Multi-Manager Funds’ shareholders had other client relationships with NTI and its affiliates. In addition, the NMM Trustees considered that the scale of the Northern Multi-Manager Funds provided opportunities to NTI to obtain securities trading advantages for its other advisory clients.

After deliberation, the NMM Trustees concluded at the NMM Contract Meeting with respect to all of the Northern Multi-Manager Funds that the Management Fees to be paid by the Funds were reasonable in light of the services provided by NTI, its costs and the Northern Multi-Manager Funds’ asset levels, and that the NMM Management Agreement should be approved.

APPENDIX P

FEES PAID TO THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Fees billed by Deloitte & Touche LLP (“Deloitte”), independent registered public accounting firm, related to Northern Funds (including Northern Multi-Manager Funds). Deloitte billed Northern Funds (including Northern Multi-Manager Funds) aggregate fees for services rendered to the registrant for the last two fiscal years ended March 31st as follows:

	2013(6)					2012(7)
	All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval		All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a) Audit Fees	$810,160		$0	N/A		$738,000		N/A	N/A
(b) Audit-Related Fees	$161,590	(1)	$0	$136,000	(3)	$152,550	(1)	$0	$161,000	(3)
(c) Tax Fees	$145,860	(2)	$0	$1,091,000	(4)	$128,700	(2)	$0	$498,000	(4)
(d) All Other Fees	$0		$0	$706,000	(8)	$0		$0	$330,000	(5)

(1)	Amount relates to 17f-2 procedures.
(2)	Amounts relate to excise tax return review, RIC tax return review and deferred compensation arrangement consultation.
(3)	Amounts relate to performance examination services performed for Northern Trust Global Investments Limited and agreed upon procedures for TNTC.
(4)	Amounts relate to international tax compliance and consulting, fund tax return reviews, and general tax consultations for TNTC.
(5)	Amounts relate to credit risk model validation, forensic consulting services and internal audit external assessment for TNTC.
(6)	For the fiscal year ended November 30, 2012, Deloitte billed Core Bond Fund, Short Bond Fund and U.S. Treasury Index Fund aggregate fees for services rendered to the Funds that were pre-approved of $49,200, $3,390 and $8,580 for Audit Fees, Audit-Related Fees and Tax Fees, respectively. On November 16, 2012, the Core Bond Portfolio, Short Bond Portfolio and U.S. Treasury Index Portfolio of Northern Institutional Funds were reorganized into the Core Bond Fund, Short Bond Fund and U.S. Treasury Index Fund, respectively. Accordingly, the fees billed to the Core Bond Fund, Short Bond Fund and U.S. Treasury Index Fund for the fiscal year ended November 30, 2012 are included in the fiscal year ended March 31, 2013.
(7)	For the fiscal year ended November 30, 2011, Deloitte billed Global Tactical Asset Allocation Fund aggregate fees for services rendered to the Fund that were pre-approved of $16,400, $3,390 and $2,860 for Audit Fees, Audit-Related Fees and Tax Fees, respectively. On August 1, 2011, the Global Tactical Asset Allocation Portfolio of Northern Institutional Funds was reorganized into the Global Tactical Asset Allocation Fund. Accordingly, the fees billed to the Global Tactical Asset Allocation Fund by Deloitte for the fiscal year ended November 30, 2011 are included in the fiscal year ended March 31, 2012.
(8)	Amounts relate to UK client asset rules training, UK Compliance review, and Manila Captive Center Assessment.

“Service affiliates” as it relates to the aggregate “Audit Fees,” “Audit-Related Fees,” “Tax Fees” and “All Other Fees” that were billed by Deloitte for the fiscal years ended March 31, 2013 and March 31, 2012 are NTI, Northern Trust Global Investments Limited (“NTGIL”) and The Northern Trust Company of Connecticut (“NTCC”) and entities controlling, controlled by or under common control with NTI, NTGIL and NTCC that provide ongoing services to the registrant for assurance and related services that relate directly to the operations and financial reporting of the registrant. “Audit-Related Fees” are fees that are reasonably related to the performance of the audit or review of the registrant’s financial statements, but not reported as “Audit Fees.” “Tax Fees” are fees for professional services rendered by Deloitte for tax compliance, tax advice and tax planning. “All Other Fees” are for products and services provided by Deloitte other than those reported as Audit, Audit-Related or Tax Fees.

P-1

APPENDIX Q

NORTHERN TRUST’S VOTING AND/OR INVESTMENT POWER OVER FUND SHARES – NORTHERN FUNDS

As of February 24, 2014, TNTC and/or its affiliates, 50 South LaSalle Street, Chicago, IL 60603, possessed sole or shared voting and/or investment power for its customer accounts with respect to the outstanding shares of each Fund as follows:

NORTHERN FUNDS

FUND	AMOUNT OF SHARES	PERCENTAGE OF SHARES (%)

Q-1

APPENDIX Q (continued)

NORTHERN TRUST’S VOTING AND/OR INVESTMENT POWER OVER FUND SHARES – NORTHERN MULTI-MANAGER FUNDS

As of February 24, 2014, TNTC and/or its affiliates, 50 South LaSalle Street, Chicago, IL 60603, possessed sole or shared voting and/or investment power for its customer accounts with respect to the outstanding shares of each Fund as follows:

NORTHERN MULTI-MANAGER FUNDS

AMOUNT AND PERCENTAGE OF OUTSTANDING SHARES
FUND	SHAREHOLDER NAME	AMOUNTS OF SHARES	PERCENTAGE OF SHARES (%)

Q-2

APPENDIX R

PERCENTAGE OF OUTSTANDING SHARES SUBJECT TO VOTING

ARRANGEMENTS WITH ISS

R-1

VOTE THIS PROXY CARD TODAY

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Vote by Touch-Tone Phone, by Mail or Online!

CALL: To vote by phone call toll-free 1-800-595-9111.

Follow the recorded instructions.

MAIL: Return the signed proxy card in the enclosed envelope.

INTERNET: [Instructions to be provided]

NORTHERN FUNDS

SPECIAL JOINT MEETING OF SHAREHOLDERS

MAY 19, 2014

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF NORTHERN FUNDS (THE “TRUST”) FOR USE AT A SPECIAL JOINT MEETING OF SHAREHOLDERS OF THE TRUST (THE “MEETING”) TO BE HELD ON MAY 19, 2014 AT [        ] A.M. (CHICAGO TIME) IN THE OFFICES OF THE NORTHERN TRUST COMPANY, 50 S. LASALLE STREET, [B-4, ROOM 7], CHICAGO, IL 60603.

The undersigned hereby appoints [Eric Schweitzer,] Peter Jacobs and Randal Rein, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-referenced Meeting, and at all adjournments and postponements thereof, all shares of beneficial interest of the above-named Fund held of record or owned by the undersigned on the record date for the Meeting, upon the proposals set forth on the reverse side, and at their discretion upon any other matter that may properly come before the Meeting.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL JOINT MEETING OF

SHAREHOLDERS AND THE JOINT PROXY STATEMENT, DATED [MARCH 12], 2014.

Date             , 2014

EVERY SHAREHOLDER’S VOTE IS IMPORTANT PLEASE SIGN, DATE AND PROMPTLY RETURN IN THE ENCLOSED ENVELOPE TODAY

Signature (Title, if applicable) (Please sign in Box)

NOTE: Please sign this proxy exactly as shareholder name appears on this card. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please fill in box(es) as shown using black
or blue ink or number 2 pencil. (X)

PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF NORTHERN FUNDS, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSALS.

PLEASE SIGN, DATE AND PROMPTLY RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY CARD WILL BE VOTED IN THE MANNER SPECIFIED AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE “FOR” THE PROPOSALS.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS.

Proposal 1

Election of Trustees of the Trust.

Nominees:	(01) William L. Bax, (02) Edward J. Condon, Jr., (03) Mark G. Doll, (04) Sandra Polk Guthman, (05) Stephen N. Potter, (06) Mary Jacobs Skinner, (07) Richard P. Strubel, (08) Casey J. Sylla, (09) Cynthia R. Plouché.

☐	For All Nominees Listed Above (Except as marked to the contrary below)*	☐	WITHHOLD AUTHORITY to vote for all nominees listed above.

* To withhold your vote for an individual nominee, mark the “For All Nominees Listed Above”

    box and write the nominee’s number on the line:

Proposal 2

Approval of a Proposed Management Agreement.

☐ For	☐ Against	☐ Abstain

Proposal 3

Approval to Change the Investment Objective for the Fixed Income Fund, Short Bond Fund, Short-Intermediate U.S. Government Fund, International Equity Fund, Large Cap Equity Fund, Large Cap Growth Fund, U.S. Treasury Index Fund, Stock Index Fund, International Equity Index Fund, Small Cap Index Fund and Global Tactical Asset Allocation Fund of Northern Funds.

☐ For	☐ Against	☐ Abstain

IMPORTANT: PLEASE SIGN AND DATE ON THE REVERSE SIDE.

VOTE THIS PROXY CARD TODAY

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Vote by Touch-Tone Phone, by Mail or Online!

CALL: To vote by phone call toll-free 1-800-595-9111.

Follow the recorded instructions.

MAIL: Return the signed proxy card in the enclosed envelope.

INTERNET: [Instructions to be provided]

MULTI-MANAGER SERIES OF FUNDS

SPECIAL JOINT MEETING OF SHAREHOLDERS

MAY 19, 2014

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE MULTI-MANAGER SERIES OF FUNDS (THE “MULTI-MANAGER FUNDS”) FOR USE AT A SPECIAL JOINT MEETING OF SHAREHOLDERS OF THE MULTI-MANAGER FUNDS (THE “MEETING”) TO BE HELD ON MAY 19, 2014 AT [        ] A.M. (CHICAGO TIME) IN THE OFFICES OF THE NORTHERN TRUST COMPANY, 50 S. LASALLE STREET, [B-4, ROOM 7], CHICAGO, IL 60603.

The undersigned hereby appoints [Eric Schweitzer,] Peter Jacobs and Randal Rein, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-referenced Meeting, and at all adjournments and postponements thereof, all shares of beneficial interest of the above-named Fund held of record [or owned] by the undersigned on the record date for the Meeting, upon the proposals set forth on the reverse side, and at their discretion upon any other matter that may properly come before the Meeting.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL JOINT MEETING OF

SHAREHOLDERS AND THE JOINT PROXY STATEMENT, DATED [MARCH 12], 2014.

Date             , 2014

EVERY SHAREHOLDER’S VOTE IS IMPORTANT PLEASE SIGN, DATE AND PROMPTLY RETURN IN THE ENCLOSED ENVELOPE TODAY

Signature (Title, if applicable) (Please sign in Box)

NOTE: Please sign this proxy exactly as shareholder name appears on this card. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please fill in box(es) as shown using black
or blue ink or number 2 pencil. (X)

PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE MULTI-MANAGER SERIES OF FUNDS, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSALS.

PLEASE SIGN, DATE AND PROMPTLY RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY CARD WILL BE VOTED IN THE MANNER SPECIFIED AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE “FOR” THE PROPOSALS.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS.

Proposal 1

Election of Trustees of the Multi-Manager Funds

Nominees:	(10) William L. Bax, (11) Edward J. Condon, Jr., (12) Mark G. Doll, (13) Sandra Polk Guthman, (14) Richard P. Strubel, (15) Casey J. Sylla, (16) Cynthia R. Plouché.

☐	For All Nominees Listed Above (Except as marked to the contrary below)*	☐	WITHHOLD AUTHORITY to vote for all nominees listed above.

* To withhold your vote for an individual nominee, mark the “For All Nominees Listed Above”

    box and write the nominee’s number on the line:

Proposal 2

Approval of a Proposed Management Agreement.

☐ For	☐ Against	☐ Abstain

IMPORTANT: PLEASE SIGN AND DATE ON THE REVERSE SIDE.